As filed with the SEC on April 7, 2020 .	Registration No. 002-89558
Registration No. 811-03971
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N‑6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post‑Effective Amendment No. 52

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 59

PRUCO LIFE
VARIABLE APPRECIABLE ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
800 778-2255
(Address and telephone number of principal executive offices)

Jordan K. Thomsen
Vice President and Corporate Counsel
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate space):

□	immediately upon filing pursuant to paragraph (b) of Rule 485
■	on May 1, 2020 _ pursuant to paragraph (b) of Rule 485
(date)
□	60 days after filing pursuant to paragraph (a)(1) of Rule 485
□	on pursuant to paragraph (a)(1) of Rule 485
(date)

■	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:
INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2020
PRUCO LIFE INSURANCE COMPANY
VARIABLE APPRECIABLE ACCOUNT
Variable
APPRECIABLE LIFE®
INSURANCE CONTRACTS
As of May 1, 1992, Pruco Life no longer offered these Contracts for sale.
This prospectus describes two forms of an individual variable life insurance contract (the “Contract”) offered by Pruco Life Insurance Company (“Pruco Life”, “us”, “we”, or “our”) under the name Variable Appreciable Life® Insurance. This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing finances in a variable insurance product. Clients seeking information regarding their particular investment needs should contact a financial professional.
You may choose to invest your Contract's premiums and its earnings in one or more of the following ways:

•	In one or more of the available Variable Investment Options of:

1.	The Pruco Life Variable Appreciable Account (the “Account”) which invests in a corresponding Fund of The Prudential Series Fund (the “Series Fund”).

•	PSF Conservative Balanced	•	PSF Government Income	•	PSF Natural Resources
•	PSF Diversified Bond	•	PSF Government Money Market	•	PSF Small Capitalization Stock
•	PSF Equity	•	PSF High Yield Bond	•	PSF Stock Index
•	PSF Flexible Managed	•	PSF Jennison	•	PSF Value
•	PSF Global
OR

2.	The Prudential Variable Contract Real Property Account (the “Real Property Account”).

•	In the Fixed Rate Option, also referred to as the “fixed investment option,” which pays a guaranteed interest rate.

Please read this prospectus and keep it for future reference. Capitalized terms used in this prospectus are defined where first used or in the section DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.
In compliance with U.S. law, Pruco Life delivers this prospectus to Contract Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on our website (www. prudential.com/eprospectus), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by going to www.prudential.com/edelivery. You may elect to receive all future reports in paper free of charge by calling 877-248-4019.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may have been purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in Pruco Life Variable Appreciable Life® is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102
Telephone: (800) 778-2255
Appreciable Life is a registered mark of Prudential.

SUMMARY OF CHARGES AND EXPENSES
Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this prospectus.
Expenses other than Portfolio Expenses
The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.
The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for sales purchases, surrenders, transfers and other transactions, and certain riders.

Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load)(2) (Charge is a percentage of premium payments.)	Deducted from premium payments.	5%
Administrative fee	Deducted from premium payments.	$2
Taxes Attributable to Premiums(1) (Charge is a percentage of premium payments.)	Deducted from premium payments.	2.5%
Maximum Deferred Sales Charge (Load)(2) (Charge is a percentage of one scheduled annual premium.)	Upon lapse, surrender, or decrease in the Face Amount.	45%
Surrender fee per $1,000 of Coverage Amount(2)	Upon lapse, surrender, or decrease in the Face Amount.	$5
Withdrawal fee (Charge is based on the withdrawal amount.)	Upon withdrawal.	The lesser of $15 and 2%
Face Amount Change fee	When there is a change in the Face Amount.	$15
Living Needs BenefitSM Rider fee	When the benefit is paid.	$150

(1)
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, or business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by us.

(2)	Duration of charge is limited. See CHARGES AND EXPENSES.
The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Fund and Real Property Account fees and expenses.

Periodic Contract and Optional Rider Charges Other Than The Funds' and Real Property Account's Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Face Amount.(1)(2)
Minimum and Maximum Charges per $1,000 of the net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 30 in the Preferred underwriting class, no riders.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $0.06 to $83.34 _____________ $0.15(3)
Mortality and Expense Risk fee. (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.60%(4)
Additional Mortality fee for risk associated with certain occupation, avocation, or aviation risks.	Monthly	From $0.10 to $2.08(5)

Fee for the Face Amount. (A charge per $1,000 of Face Amount plus a flat fee.)	Monthly	$0.02 plus $2.50
Fee for an increase to the Face Amount. (Charge per $1,000 of increase in Face Amount.)	Monthly	$0.02
Net interest on loans.(6)	Annually	1.5%
Guaranteed Death Benefit fee for the Face Amount or an increase to the Face Amount. (Charge per $1,000 of the Face Amount or increase in the Face Amount.)	Monthly	$0.01
Level Premium Term Rider.(1)
Minimum and Maximum Charges per $1,000 of rider coverage.
_____________
Level Premium Term Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of rider coverage.)
	Monthly	From $0.16 to $7.91 _____________ $0.19(3)
Child Level Premium Term Rider.(5)(7) (Charge per $1,000 of rider coverage.)	Monthly	$0.45
Accidental Death Benefit Rider.
Minimum and Maximum Charges per $1,000 of coverage.
____________
Accidental Death Benefit fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
	Monthly	From $0.04 to $0.64 _____________ $0.07(3)
Option to Purchase Additional Insurance Rider.(1)
Minimum and Maximum Charges per $1,000 of additional insurance amount.
_____________
Option to Purchase Additional Insurance Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of additional insurance amount.)
	Monthly	From $0.06 to $0.47 _____________ $0.17(3)
Waiver of Premium Rider.
Minimum and Maximum Charges per $1,000 of coverage.
_____________
Waiver of Premium Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
	Monthly	From $0.008 to $0.21 _____________ $0.07(3)

Applicant Waiver of Premium Rider.
Minimum and Maximum Charges
(Charge is a percentage of the Contract's applicable premium, and capped at $0.15 per $1,000 of coverage.)
_____________
Applicant Waiver of Premium Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge is a percentage of the Contract's applicable premium.)
Monthly	From 0.40% to 3.14% _____________ 0.7%(3)

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.

(2)	For example, the highest COI rate is for an insured who is a male/female age 99.

(3)
The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.

(4)	The daily charge is based on the effective annual rate shown.

(5)
Both the charge and the duration of the charge will vary based on individual circumstances including Issue Age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Face Amount.

(6)
The net interest on loans reflects the net difference between a loan with an effective annual interest rate of 5.5% and an effective annual interest credited equal to 4%. A loan with a variable loan interest rate may be charged a lower effective annual interest rate. See Loans.

(7)	Duration of charge is limited. See CHARGES AND EXPENSES.
Variable Investment Option Expenses
This table shows the minimum and maximum total operating expenses charged by the Variable Investment Options that you will pay periodically during the time you own the Contract. More detail concerning Variable Investment Options' fees and expenses is contained in the prospectus for the Variable Investment Options. Variable Investment Option prospectuses are available at www.prudential.com/eprospectus or by calling 800-778-2255.

Total Annual Fund Operating Expenses (1)	Minimum	Maximum
(Expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.31%	0.80%

(1)	Total Annual operating expense for the Real Property Account is 6.23%.
SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS
Brief Description of the Contract
The Contract is a form of variable universal life insurance. Our variable appreciable life insurance policy is a flexible form of variable universal life insurance. It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the available Variable Investment Options or in the Fixed Rate Option. Although the value of your Contract Fund may increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value. Some features and/or riders described in this prospectus may not be available in all states. Your Contract's form number is located in the lower left hand corner of the first page of your Contract.
Types of Death Benefit Available Under the Contract
The Death Benefit is an important feature of the Contract. You may choose one of the following two forms of the Contract. They each have a different Death Benefit amount.
Contract Form A, level Death Benefit: The Death Benefit will generally be equal to the Face Amount. It can never be less than this amount. The Death Benefit remains fixed in amount (unless the Contract becomes paid‑up) and only the Cash Surrender Value will vary with investment experience. Under a newer version, sold in most jurisdictions beginning in September 1986, the Death Benefit may be increased to ensure that the Contract continues to satisfy the Internal Revenue Code's definition of life insurance.
Contract Form B, variable Death Benefit: The Death Benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options. However, the Death Benefit under Form B, as is true under Form A, will never be less than the initial Face Amount and it may also be increased to satisfy Internal Revenue Code requirements.
Throughout this prospectus the word “Contract” refers to both Form A and B unless specifically stated otherwise. Under both Form A and B Contracts there is no guaranteed minimum Cash Surrender Value.

Death Benefit Guarantee
The Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:

•
We guarantee that if the Scheduled Premiums are paid when due, or received within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest), the Contract will not lapse because of unfavorable investment performance, and the least amount we will pay upon the death of the insured is the Face Amount.

•
If all premiums are not paid when due (or not made up later with interest), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract. This amount is called the “Tabular Contract Fund”, and it increases each month. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that when your Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it. If you choose otherwise, you may take, in one form or another, the Cash Surrender Value. See LAPSE AND REINSTATEMENT.

The Contract Fund
Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of your Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES.
Tabular Contract Fund
The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value. Even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund on the next Monthly Date.
Premium Payments
Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. We guarantee that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience. Your Contract may terminate if the Contract Debt exceeds what the Cash Surrender Value would be if there was no Contract Debt. We will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force. See Loans.
Your Scheduled Premium consists of two amounts:

•
The initial amount is payable from the time you purchase your Contract until the Contract Anniversary immediately following your 65th birthday or the Contract's tenth anniversary, whichever is later (the “Premium Change Date”);

•	The guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS.
The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. See PREMIUMS and Tax Treatment of Contract Benefits. We will generally accept any premium payment of at least $25. You may be flexible with your premium payments depending on your Contract’s performance. If the performance of the Contract is less favorable and the Contract Fund is less than the Tabular Contract Fund the Contract would go into default.
Allocation of Premium Payments
When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. See The Pruco Life Variable Appreciable Account and the Allocation of Premiums sections.
On the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted. The remainder of the initial premium will be allocated among the Variable Investment Options and the Fixed Rate Option according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, but not earlier than the Contract Date.
After the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from each subsequent premium payment. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions.
Investment Choices
You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option. See The Funds, The Fixed Rate Option, and The Pruco Life Variable Contract Real Property Account. Subsequent net premiums are applied to your Contract as of the end of the Valuation Period in which they are received in Good Order at the Payment Office.
We may add additional Variable Investment Options in the future.

Increasing or Decreasing the Face Amount
Subject to our underwriting requirements determined by us, after the first Contract Anniversary you may increase the amount of insurance by increasing the Face Amount of the Contract. An increase in the Face Amount is similar to the purchase of a second Contract and must be at least $25,000. Other conditions must be met before we approve of an increase in the Face Amount. See Increases in the Face Amount.
You also have the additional option of decreasing the Face Amount of your Contract, without withdrawing any surrender value. The minimum permissible decrease is $10,000 and will not be permitted if it causes the Face Amount of the Contract to drop below the minimum Face Amount applicable to the Contract.
We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the Face Amount is decreased or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.
Access to Contract Values
A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charges) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in Good Order to a Service Office. The Cash Surrender Value of a surrendered Contract will be determined as of the end of the Valuation Period in which such a request is received in Good Order in a Service Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract, and Tax Treatment of Contract Benefits.
Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. There is an administrative processing fee for each withdrawal in an amount up to $15. Withdrawal of the Cash Surrender Value may have tax consequences. See Withdrawals, and Tax Treatment of Contract Benefits.
Contract Loans
You may borrow money from us using your Contract as security for the loan. The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge and less any outstanding loan debt. The minimum loan amount you may borrow at any one-time is generally $500, unless the loan proceeds are used to pay premiums on your Contract. The minimum loan amount may be lower in some states. See Loans.
Canceling the Contract
Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. In general, you will receive a refund of all premium payments made, less any applicable federal and/or state income tax withholding. However, if applicable law does not require a refund of all premium payments made, you will receive the greater of (1) the Contract Fund plus the amount of any charges that have been deducted or (2) all premium payments made, less any applicable federal and/or state income tax withholding. A Contract returned according to this provision shall be deemed void from the beginning. The free-look period will be stated on the first page of your Contract.
SUMMARY OF CONTRACT RISKS
Contract Values are Not Guaranteed
Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage. However, we guarantee that if Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.
The Variable Investment Options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the Fixed Rate Option provides a guaranteed rate of return. See Risks Associated with the Variable Investment Options and The Fixed Rate Option.
Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces
We will not pay a benefit on any Accidental Death Benefit rider or make payments for any disability rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Increase in Charges
In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we may make under the Contract. The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge. We will supplement this prospectus to reflect any increase in a current charge, up to the maximum charge, before the change is implemented.

Contract Lapse
If Scheduled Premiums are paid on or before each due date, or received within 61 days after the Scheduled Premiums are due, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's Variable Investment Options have been so unfavorable that the Contract Fund has decreased to zero or less.
In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund on the following Monthly Date. However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will notify you of the required payment to prevent your Contract from lapsing. Your payment must be received in Good Order at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse. If your Contract does lapse, it will still provide some benefits. See LAPSE AND REINSTATEMENT. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.
Risks of Using the Contract as a Short-Term Savings Vehicle
The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.
Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes. Purchasing the Contract for such purposes may involve certain risks.
For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education. The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the Variable Investment Options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need. Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future value of your Contract Fund or Death Benefit proceeds and may increase the chance that your Contract will lapse. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.
Risks of Taking Withdrawals
We may limit you to no more than four withdrawals in a Contract Year. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. You may make a withdrawal only to the extent that the Cash Surrender Value plus any Contract loan exceeds the applicable Tabular Contract Fund. There is an administrative processing fee for each withdrawal in an amount up to $15. Withdrawal of the Cash Surrender Value may have tax consequences. See Tax Treatment of Contract Benefits.
Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal. A surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount. See CHARGES AND EXPENSES. Withdrawals from Form B (variable) Contracts will not change the Face Amount. However, under most circumstances, withdrawals from a Form A (fixed) Contract will cause a reduction in the Face Amount by no more than the amount of the withdrawal.
It is important to note that, if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in the Face Amount, you should consult with your tax adviser and your Pruco Life representative. See Withdrawals and Tax Treatment of Contract Benefits.
Limitations on Transfers
All or a portion of the amount credited to a Variable Investment Option may be transferred to another Variable Investment Option or the Fixed Rate Option.
If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. There is no charge. For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they bear an original signature in ink, are received in Good Order at a Service Office, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or website will be rejected, even in the event that it is inadvertently processed.
In addition, you may use our dollar cost averaging feature. Currently, transfers effected systematically under the dollar cost averaging program described in this prospectus do not count towards the limit of 20 transfers. In the future, we may count such transfers towards the limit. See Transfers/Restrictions on Transfers and Dollar Cost Averaging.
Multiple transfers received during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.
Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year and only during the 31-day period beginning on the Contract Anniversary. The maximum amount you may transfer out of the Fixed Rate Option each year is the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

Transfers from the Real Property Account to the other investment options available under the Contract are currently permitted only during the 31-day period beginning on the Contract Anniversary. The maximum amount that may be transferred out of the Real Property Account each year is the greater of: (a) 50% of the amount invested in the Real Property Account; and (b) $10,000. See the Real Property Account Prospectus.
We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner. We will notify you as soon as reasonably possible at the time of a transfer request if we exercise this right.
Transfer restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.
Charges on Surrender of the Contract
You may surrender your Contract at any time for its Cash Surrender Value while the insured is living. We deduct a surrender charge from the surrender proceeds.
We will assess a surrender charge if, during the first 10 Contract Years (or 10 years from an increase in the Face Amount), the Contract lapses, is surrendered, or the Face Amount is decreased (including as a result of a withdrawal). The surrender charge is determined by the primary annual premium amount. It is calculated as described in Surrender Charges. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.
Risks of Taking a Contract Loan
Accessing the values in your Contract through Contract loans may significantly affect current and future value of your Contract Fund or Death Benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if at any time the Contract Fund (which includes the loan) less any applicable surrender charges is less than the Tabular Contract Fund. If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.
If your Contract Fund is less than your Contract Debt your Contract will terminate 61 days after we notify you.
Potential Tax Consequences
Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.
Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract. However, your Death Benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Face Amount is made (or a rider removed). The addition of a rider or an increase in the Face Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a reduction in the Face Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.
Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.
All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract
The replacement of life insurance is generally not in your best interest. In most cases, if you require additional life insurance coverage, the benefits of your existing Contract can be protected by increasing the insurance amount of your existing Contract, or by purchasing an additional Contract. If you are considering replacing a Contract, you should compare the benefits and costs of supplementing your existing Contract with the benefits and costs of purchasing a new Contract and you should consult with a tax adviser.
SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS
You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option. The Fixed Rate Option is the only investment option that offers a guaranteed rate of return. See The Funds, The Fixed Rate Option and The Pruco Life Variable Contract Real Property Account.
Risks Associated with the Variable Investment Options
Each Variable Investment Option has its own investment objective and associated risks, which are described in the Variable Investment Option prospectuses. The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.
We do not promise that the Variable Investment Options will meet their investment objectives. Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose. You bear the investment risk that the Variable Investment Options may not meet their investment objectives. It is possible to lose your entire investment in the Variable Investment Options. Although the Series Fund Government Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Government Money Market Portfolio may be so low that, when Account and Contract charges are deducted, you experience a negative return. See The Funds.
Learn More about the Variable Investment Options
Before allocating amounts to the Variable Investment Options, you should read the current Fund and the Real Property Account prospectus for detailed information concerning their investment objectives, strategies, and investment risks.
GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, VARIABLE INVESTMENT OPTIONS, AND THE FIXED RATE OPTION
Pruco Life Insurance Company
Pruco Life is a stock life insurance company, organized on December 23, 1971 under the laws of the state of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Our principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life Variable Appreciable Account
We have established the Account to hold certain assets that are associated with the Contracts. The Account was established on January 13, 1984 under Arizona law and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "Separate Account" under the federal securities laws. The Account holds assets that are segregated from all of our other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life conducts.
We are the legal owner of the assets in the Account. We will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits of the Funds attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by us to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time we will transfer capital contributions and charges to our general account. We will consider any possible adverse impact the transfer might have on the Account before making any such transfer.
Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets. The assets of the Account that are held in support of client accounts may not be charged with liabilities that arise from any other business we conduct.
We are obligated to pay all amounts promised to Contract Owners under the Contract. The obligations to Contract Owners and beneficiaries arising under the Contracts are our general corporate obligations.
You may invest in one or a combination of the available Funds and other Variable Investment Options. When you choose a Fund, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option. We hold these shares in the Account. We may remove or add additional Funds including other Variable Investment Options in the future.

The Funds
The Series Fund is registered under the Investment Company Act of 1940 as an open‑end diversified management investment company. Its shares are currently sold only to Separate Accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity Contracts. On October 31, 1986, the Pruco Life Series Fund, Inc, an open‑end diversified management investment company, which sold its shares only to Separate Accounts of ours and Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), was merged into The Prudential Series Fund. Prior to that date, the Account invested only in shares of Pruco Life Series Fund, Inc.
The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for us to provide benefits under the Contract and to transfer assets from one Variable Investment Option to another, as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Variable Investment Option.
This Contract offers only Funds managed by PGIM Investments LLC, an affiliated company of Pruco Life (“Affiliated Funds”). Pruco Life and its affiliates (“Prudential Companies”) receive fees and payments from the Affiliated Funds, which may be greater than the fees and payments Prudential Companies would receive if we offered unaffiliated funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over other funds sponsored and advised by companies not affiliated with Pruco Life. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day-to-day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Portfolios to offer under the Contract. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Contract Fund Value to the Variable Investment Options that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially. Pruco Life has selected the Funds for inclusion as investment options under this Contract in Pruco Life’s role as issuer of this Contract, and Pruco Life does not provide investment advice or recommend any particular Fund. See Service Fees Payable to Pruco Life following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.
In addition, we may consider the potential risk to us of offering a fund in light of the benefits provided by the Contract.
Each Fund is detailed in its own prospectus. The Fund's prospectus and statement of additional information is available at www.prudential.com/eprospectus or by calling 800-778-2255. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. We will also provide you with the prospectus for each Fund in which you invest. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Portfolios will be met. Please refer to the list below to see which Portfolios you may choose as your Variable Investment Options.
Investment Manager
PGIM Investments LLC serves as the investment manager for the Series Fund.
The investment management agreements for the Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.
The chart below reflects the Portfolios in which the Account invests, their investment objectives, and each Portfolio’s investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Subadviser
The Prudential Series Fund - Class 1 Shares
PSF Conservative Balanced Portfolio	Seeks total investment return consistent with a conservatively managed diversified portfolio.	PGIM Fixed Income; PGIM Limited; QMA LLC
PSF Diversified Bond Portfolio	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income; PGIM Limited
PSF Equity Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio	Seeks total return consistent with an aggressively managed diversified portfolio.	PGIM Fixed Income; PGIM Limited; QMA LLC
PSF Global Portfolio	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Income Portfolio	Seeks a high level of income over the long term consistent with the preservation of capital.	PGIM Fixed Income
PSF Government Money Market Portfolio	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio	Seeks high total return.	PGIM Fixed Income; PGIM Limited
PSF Jennison Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Natural Resources Portfolio	Seeks long-term growth of capital.	Allianz Global Investors U.S. LLC
PSF Small Capitalization Stock Portfolio	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio	Seeks capital appreciation.	Jennison Associates LLC
As an investment adviser, PGIM Investments LLC charges the Series Fund a daily investment management fee as compensation for its services. PGIM Investments LLC pays each subadviser out of the fee that PGIM Investments LLC receives from the Series Fund. Allocations made to all Funds benefit us financially because fees are paid to us or the Prudential Companies by the Funds. More detailed information, including a full description of these fees, is available in the Funds' prospectus.
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same Funds. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any Variable Investment Option; or

(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

A Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Portfolio will resemble that of the publicly available mutual fund.
Service Fees Payable to Pruco Life
The Prudential Companies receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and the Prudential Companies, allocations you make to the Funds benefit us financially. In selecting Funds available under the Contract, we consider the payments that will be made to us.
We receive administrative services payments which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. Currently, the maximum administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.05% of the average assets allocated to the Fund under the Contract. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Contract.
In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’

registered representatives, and creating marketing material discussing the Contract, available options, and the Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from the Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Companies related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Voting Rights
We are the legal owner of the shares of the Funds associated with the Variable Investment Options. However, we vote the shares according to voting instructions we receive from Contract Owners. We will mail you a proxy, which is a form you need to complete and return to us to inform us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when the Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of Contract Owners who actually vote will determine the ultimate outcome. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the Fund that require a vote of shareholders. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.
Substitution of Variable Investment Options
We may substitute one or more of the Variable Investment Options. We may terminate the availability of any Variable Investment Option at any time. If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer. We would not do this without any necessary SEC and/or state approval. You will be given specific notice in advance of any substitution we intend to make.
The Pruco Life Variable Contract Real Property Account
The Real Property Account is a separate account of ours. The Real Property Account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, us and Pruco Life Insurance Company of New Jersey, invests primarily in income‑producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. Although it is a Variable Investment Option, it is not registered as an investment company under the Investment Company Act of 1940 and is therefore not subject to the same regulation as the Funds. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in asset value.
The Partnership has entered into an investment management agreement with PGIM, Inc. (“PGIM”), under which PGIM selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management, which amounts to 1.25% per year of the average daily gross assets of the Partnership.
A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, the Partnership’s investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the prospectus for the Real Property Account. The Real Property Account prospectus is available at www.prudential.com/eprospectus or by calling 800-778-2255. It should be read together with this prospectus by any Contract Owner considering this option. There is no assurance that the investment objectives of the Real Property Account will be met.
The Fixed Rate Option
You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option. This amount becomes part of our general account. The general account consists of all assets owned by us other than those in the Account and in other Separate Accounts that have been or may be established by us. Subject to applicable law, we have sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets. Instead, we guarantee that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that we declare periodically, but not less than an effective annual rate of 4%. We are not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers out of the Fixed Rate Option are subject to strict limits. See Transfers/Restrictions on Transfers. The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months. See When Proceeds Are Paid.
Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option. Any inaccurate or misleading disclosure regarding the Fixed Rate Option may, however, be subject to certain generally applicable provisions of federal securities laws.
CHARGES AND EXPENSES
This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES, beginning on page 1 of this prospectus. There are Contract charges and Fund expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.
The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option, the amount allocated to the Real Property Account, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans. Most charges, although not all, are made by reducing the Contract Fund.
When describing the Contract's charges, in several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum Contract charge, without giving any advance notice.
Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will be set at one rate for all Contracts like this one. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.
The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.
Deduction from Premiums
We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.
Taxes Attributable to Premiums
We deduct a charge of 2.5% for taxes attributable to premiums from each premium payment we receive. The premium tax charge is our estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances). The rate applies uniformly to all Contract Owners without regard to location of residence. We may collect more for this charge than we actually pay for state and local premium taxes. See Company Taxes.
Sales Load Charges
We may charge up to 5% of premiums received in all Contract Years. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. We will deduct part of this sales load from each premium received whether scheduled or unscheduled in an amount up to 5% of the portion of the premium remaining after the $2 administrative charge has been deducted. See Deduction from Premiums.
We will deduct the remainder of the sales load only if the Contract is surrendered or stays in default past its days of grace. This second part is called the contingent deferred sales load (“CDSL”). However, we will not deduct the CDSL for Contracts that lapse or are surrendered on or after the Contract's 10th anniversary or 10 years from an increase in the Face Amount. The CDSL will be reduced for Contracts that lapse or are surrendered sometime between the eighth month of the sixth year and the 10th anniversary of the Contract or increase in Face Amount. No CDSL is applicable to the Death Benefit, no matter when that becomes payable.
For Contracts under which premiums are payable annually, we charge the maximum CDSL if the Contract lapses or is surrendered, until the seventh month of the sixth Contract Year, or increase in the Face Amount. Thereafter, the sales charge will be the maximum charge reduced uniformly until it becomes zero at the end of the 10th Contract Year. More precisely, the CDSL will be the maximum charge reduced by a factor equal to the number of complete months that have elapsed between the end of the sixth month in the Contract's sixth year or increase in Face Amount and the date of surrender or lapse, divided by 54 (since there are 54 months between that date and the Contract's 10th anniversary). The following table shows illustrative CDSL that will be made when such Contracts are surrendered or lapse.

Maximum Deferred Sales Load Percentages
For Contracts Surrendered During	The Deferred Sales Charge on Premium Will be the Following Percentage of One Scheduled Annual Premium	Which is Equal to the Following Percentage of the Scheduled Premiums Due to Date of Surrender
Entire Year 1	25%	25.00%
Entire Year 2	30%	15.00%
Entire Year 3	35%	11.67%
Entire Year 4	40%	10.00%
Entire Year 5	45%	9.00%
First 7 Months of Year 6	45%	7.50%
First Month of Year 7	40%	5.71%
First Month of Year 8	30%	3.75%
First Month of Year 9	20%	2.22%
First Month of Year 10	10%	1.00%
First Month of Year 11
and Thereafter	0%	0.00%
For Contracts under which premiums are payable more frequently than annually, the CDSL will be 25% of the first year's Scheduled Premiums due on or before the date of surrender or lapse and 5% of the Scheduled Premiums for the second through fifth Contract Years due on or before the date of surrender or lapse. Thus, for such Contracts the maximum CDSL will also be equal to 9% of the total Scheduled Premiums for the first five Contract Years. This amount will be higher in dollar amount than it would have been had premiums been paid annually because the total of the Scheduled Premiums is higher. See PREMIUMS. To compensate for this, the reduction in the CDSL will start slightly earlier for Contracts under which premiums are paid semi‑annually, still earlier if premiums are paid quarterly and even earlier if premiums are paid monthly. The reductions are graded smoothly so that the dollar amount of the CDSL for two persons of the same age, sex, Contract size, and Contract Date, will be identical beginning in the seventh month of the sixth Contract Year without regard to the frequency at which premiums were paid. The CDSL is applied the same way for increases in Face Amount starting from the date of the increase instead of the Contract Date.
For purposes of determining the CDSL, the Scheduled Premium is the premium payable for an insured in the Preferred rating class, even if the insured is in a higher rated risk class. Moreover, if premiums have been paid in excess of the Scheduled Premiums, the charge is based upon the Scheduled Premiums. If a Contract is surrendered when less than the aggregate amount of the Scheduled Premiums due on or before the date of surrender has been paid, the CDSL percentages will be applied to the premium payments due on or before the fifth anniversary date that were actually paid, whether timely or not, before surrender.
We waive the portion of the sales load deducted from each premium (5% of the portion of the premium remaining after the $2 processing charge has been deducted) for premiums paid beyond five years of Scheduled Premiums on an annual basis. Thus, with respect to a premium paid after that total is reached, only the 2.5% premium tax charge and the $2 processing charge is deducted before the premium is allocated to the investment options you choose. We may, on a uniform and non-contractual basis, withdraw or modify this concession, although we do not currently intend to do so. If you elect to increase the Face Amount of your Contract, the rules governing the non‑guaranteed waiver of the 5% front‑end sales load will apply separately to the base Contract and the increase. See Increases in the Face Amount.
Cost of Insurance
We deduct a monthly cost of insurance ("COI") charge proportionately from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum per $1,000 COI rates.
The net amount at risk is based on your Death Benefit and your Contract Fund; therefore it is impacted by such factors as investment performance, charges, fees, and premium payments. The current, monthly COI rates in effect at any given time vary by Face Amount and Contract duration, as well as the Issue Age, sex, and underwriting class of the insured. The rates generally increase over time but are never more than the maximum charges listed in the data pages of your Contract. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current Attained Age, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any. At most ages, our current COI rates are lower than the maximum rates. Current COI charges range from $0.06 to $83.34 per $1,000 of net amount at risk.
COI rates are applied to the net amount at risk to determine the COI charge.  Generally, a higher Contract Fund value in relation to the Death Benefit will result in a lower net amount at risk and lower COI charge.  A lower Contract Fund value in relation to the Death Benefit will result in a higher net amount at risk and a higher COI charge.  For Contracts with a Form A Death Benefit, the net amount at risk generally changes as the Contract Fund changes.  For Contracts with a Form B Death Benefit, the net amount at risk generally does not change as the Contract Fund changes.

The following table provides hypothetical examples of the net amount at risk’s role in determining COI charges.  The examples assume a $1,000,000 Face Amount, the Death Benefit meets the definition of life insurance test, and a current monthly COI rate of $1.00 per $1,000 of net amount at risk.
Example net amount at risk Scenarios

Death Benefit Form	Death Benefit amount	Contract Fund value	Net Amount at Risk	Month’s COI charge
Form A	$1,000,000	$125,000	$875,000	$875.00
Form A	$1,000,000	$175,000	$825,000	$825.00
Form B	$1,050,000	$125,000	$925,000	$925.00
Form B	$1,100,000	$175,000	$925,000	$925.00
Because the net amount at risk is based on your Death Benefit and your Contract Fund, it may be impacted by such factors as investment performance, charges, fees, and premium payments. Paying less premiums, paying premiums late, experiencing poor investment performance, and/or earning less interest may reduce Contract Fund value and increase the net amount at risk, and may also cause the Contract to lapse earlier unless additional premiums are paid.  Similarly, paying more premiums, paying premiums earlier, experiencing better market performance, and/or earning more interest may increase Contract Fund value and, in some cases, lower the net amount at risk on which COI charges are based.

Monthly Deductions from the Contract Fund
We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment options.

(a)
We deduct an administrative charge based on the Face Amount. This charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract Owners. We deduct $2.50 per Contract and up to $0.02 per $1,000 of the Face Amount. This charge also applies to increases in the Face Amount, except for the automatic increase under Contracts issued on insureds of 14 years of age or less. Currently, the charge of $0.02 per $1,000 of the Face Amount will not exceed $2 per month and is waived for Contracts issued on a Pru-Matic Premium Plan after June 1, 1987. Thus, we will deduct $44.40 per year for a Contract with the minimum Face Amount of $60,000, not issued on a Pru‑Matic Premium Plan basis. We will not make this charge if your Contract becomes paid‑up or has been continued in-force, after lapse, as variable reduced paid‑up insurance.

(b)
We also deduct a charge of $0.01 per $1,000 of the Face Amount (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less). We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the Death Benefit will never be less than the guaranteed minimum Death Benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period. We do not make this charge if your Contract becomes paid‑up or has been continued in-force, after lapse, as variable reduced paid‑up insurance.

(c)	You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Riders.

(d)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted and the Scheduled Premium will be increased.
Daily Deduction from the Variable Investment Options
Each day we deduct a charge from the assets of each of the Variable Investment Options in an amount equivalent to an effective annual rate of 0.60%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the Fixed Rate Option.
Lapse or Surrender Charges
We assess a surrender charge if the Contract is surrendered or lapses when it is in default past its days of grace. This charge is made to compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured's rating class, and establishing records. We deduct $5 per $1,000 of the Face Amount (excluding the automatic increase for Contracts issued on insureds aged 14 or less) if the Contract is surrendered or lapses, unless it stays in-force until the end of the 10th Contract Year (later if additional insurance is added after issue). However, we reduce this charge for Contracts that lapse or are surrendered after the 5th Contract Anniversary. For each full additional month that the Contract stays in-force on a premium paying basis, we will reduce the surrender charge by $0.0833 per $1,000 of the initial Face Amount until it reaches zero at the end of the 10th Contract Year. We do not deduct a surrender charge from the Death Benefit if the insured dies during the first 10 Contract Years or 10 years from an increase in the Face Amount.

Transaction Charges

(a)	We charge a withdrawal fee in an amount up to $15 for each withdrawal.

(b)	We may charge a transaction fee of up to $15 for any change in the Face Amount.

(c)	We charge a Living Needs BenefitSM Rider transaction fee of up to $150 for Living Needs BenefitSM payments.

Portfolio Charges
We deduct charges from and pay expenses out of the Variable Investment Options as described in the Funds' and Real Property Account's prospectuses.
Rider Charges
Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium. These optional insurance benefits are described in what is known as a “rider” to the Contract. We deduct a monthly charge from the Contract Fund if additional benefits cause an increase to your Scheduled Premium.
PERSONS HAVING RIGHTS UNDER THE CONTRACT
Contract Owner
There are circumstances when the Contract Owner is not the insured. There may also be more than one Contract Owner. If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.
You may change the ownership of the Contract by sending us a request in Good Order. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in our Service Office.
While the insured is living, the Contract Owner is entitled to any Contract benefit and value. Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract Owner is generally entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.
Beneficiary
The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request. We may ask you to send us the Contract to be endorsed. If we receive your request in Good Order, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request. However, if we make any payments before we receive the request, we will not have to make the payments again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.
OTHER GENERAL CONTRACT PROVISIONS
Assignment
This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.
Incontestability
We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.
Misstatement of Age or Sex
If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. If we learn of the inaccuracy after the insured’s death, any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex. If we learn of the inaccuracy before the insured’s death, the Face Amount will be adjusted to what the current scheduled premium would have purchased at the correct age and sex. Adjustments to the Death Benefit for misstatements of age or sex are not restricted to the incontestability provision described above.
Settlement Options
The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds. Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement. Any Pruco Life representative can explain these options upon request.
Suicide Exclusion
Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Face Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.
RIDERS
Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a “rider” to the Contract. One rider pays certain premiums into the Contract if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. All riders were only available at Contract issuance, except as noted.
Under one form of rider, which provides monthly renewable term life insurance, the amount payable upon the death of the insured may be substantially increased. If this rider is purchased, even the original Contract will not become paid‑up, although, if the Contract Fund becomes sufficiently large, a time may come when we will have the right to refuse to accept further premiums. See When a Contract Becomes Paid‑Up.
Under another form of rider that is purchased for a single premium, businesses that own a Contract covering certain employees may be able to change the insured person from one key employee to another if certain requirements are met. Any Pruco Life representative can explain these extra benefits further. Samples of the provisions are available from us upon written request.
We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Any Pruco Life representative can explain these extra benefits further. Samples of the provisions are available from us upon written request.
Living Needs BenefitSM Rider - The Living Needs BenefitSM Rider may be available on your Contract. There is no charge for adding the benefit to a Contract. However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted. This rider may be added after Contract issuance, subject to our underwriting requirements.
Subject to state regulatory approval, the Living Needs BenefitSM allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted Death Benefit will always be less than the Death Benefit, but will never be lower than the Contract's Cash Surrender Value. One or both of the following options may be available. You should consult with a Pruco Life representative about whether additional options may be available.
The Terminal Illness Option is available on the Living Needs BenefitSM Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less. When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM. The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs BenefitSM claim form.
The Nursing Home Option is available on the Living Needs BenefitSM Rider after the insured has been confined to an eligible nursing home for six months or more. When a licensed physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM. The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs BenefitSM claim form in a single sum.
Subject to state approval, all or part of the Contract's Death Benefit may be accelerated under the Living Needs BenefitSM. If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract. The minimum amount that may be accelerated for a Living Needs BenefitSM claim is $50,000. However, we currently have an administrative practice to allow a reduced minimum of $25,000. We reserve the right to discontinue this administrative practice in a non-discriminatory manner.
No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs BenefitSM that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.
You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs BenefitSM to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs BenefitSM is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs BenefitSM payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT
As of May 1, 1992, we no longer offered these Contracts for sale. Generally, the minimum initial guaranteed Death Benefit was $60,000. However, higher minimums are applied to insureds over the age of 75. Insureds 14 years of age or less may have applied for a minimum initial guaranteed Death Benefit of $40,000. The Contract was generally issued on insureds below the age of 81. Before issuing any Contract, we required evidence of insurability, which may have included a medical examination. Nonsmokers who met Preferred underwriting requirements were offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example a Contract issued in connection with a tax‑qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial Death Benefit than a Contract that was individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non‑discriminatory basis.
PREMIUMS
Scheduled Premiums on the Contract are payable during the insured's lifetime on an annual, semi‑annual, quarterly or monthly basis on due dates set forth in the Contract. If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate us both for the additional processing costs (see CHARGES AND EXPENSES) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract Year. The premium amount depends on the Contract's initial Death Benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date. If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with our consent.
You may elect to have monthly premiums paid automatically under the “Pru‑Matic Premium Plan” by pre‑authorized transfers from a bank checking account. Currently, Contract Owners selecting the Pru‑Matic Premium Plan on Contracts issued after June 1, 1987 will have reduced current monthly expense charges. See CHARGES AND EXPENSES. You may also be eligible to have monthly premiums paid by pre‑authorized deductions from an employer's payroll.
A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. We will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher Cash Surrender Values and, at least under Form B, in higher Death Benefits. Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions, which would otherwise not be taxable events, may be subject to federal income taxation. See Tax Treatment of Contract Benefits.
We will generally accept any premium payment of at least $25. We reserve the right to limit unscheduled premiums to a total of $10,000 in any Contract Year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the Death Benefit. The flexibility of premium payments provides Contract Owners with different opportunities under the two Forms of the Contract. Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the Death Benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts, which accumulate without current income taxation.
Each Contract sets forth two premium amounts. The initial premium amount is payable on the Contract Date (the date the Contract was issued, as noted in each individual Contract) and on each subsequent due date until the Contract's anniversary immediately following the insured's 65th birthday (or until the Contract's tenth anniversary, if that is later). The second and higher premium amount set forth in the Contract is payable on and after that anniversary (the “premium change date”). However, if the amount invested under the Contract, net of any excess premiums, is higher than it would have been had only Scheduled Premiums been paid, had maximum Contractual charges been deducted, and had only an average net rate of return of 4% been earned, then the second premium amount will be lower than the maximum amount stated in the Contract. We will tell you what the amount of your second premium will be. Under the original version of the Contracts, if investment experience has been favorable enough, the Contract may become paid‑up before or by the premium change date. We reserve the right not to accept any further premium payments on a paid‑up Contract.
The Contracts include a premium change date, with Scheduled Premiums potentially increasing after that date to a second premium amount. Thus, you are provided with both the flexibility to pay lower initial Scheduled Premiums and a guarantee of lifetime insurance coverage, if all Scheduled Premiums are paid.

The following table shows, for two Face Amounts, representative initial Preferred rating and Standard rating annual premium amounts under either Form A or Form B Contracts issued on insureds who are not substandard risks:

	$60,000 Face Amount		$100,000 Face Amount
	Preferred	Standard	Preferred	Standard
Male, age 35 at issue	$554.80	$669.40	$902.00	$1,093.00
Female, age 45 at issue	$698.80	$787.60	$1,142.00	$1,290.00
Male, age 55 at issue	$1,556.20	$1,832.20	$2,571.00	$3,031.00
The following table compares annual and monthly premiums for insureds who are in the Preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 105% to 109% of the annual premium for that Contract.

	$60,000 Face Amount		$100,000 Face Amount
	Monthly	Annual	Monthly	Annual
Male, age 35 at issue	$50.00	$554.80	$80.00	$902.00
Female, age 45 at issue	$62.60	$698.80	$101.00	$1,142.00
Male, age 55 at issue	$136.40	$1,556.20	$224.00	$2,571.00
You may select a higher contemplated premium than the Scheduled Premium. We will bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher Cash Surrender Values and, at least under Form B, in higher Death Benefits. Under the original version of the Contracts, such payments may also provide a means of obtaining a paid‑up Contract earlier than if only Scheduled Premiums are paid.
In some cases the payment of greater than Scheduled Premiums or favorable investment experience may result in the Contract becoming paid‑up so that no further premium payments will be necessary. If this happens, we may refuse to accept any further premium payments. If a Contract becomes paid‑up, the Death Benefit then in-force becomes the guaranteed minimum Death Benefit; apart from this guarantee, the Death Benefit and the Cash Surrender Value of the paid‑up Contract will thereafter vary daily to reflect the investment experience of amounts invested under the Contract. Contracts sold beginning in September 1986 in jurisdictions where all necessary approvals have been obtained will no longer become paid‑up. Instead, the Death Benefit will be increased so that it is always at least as great as the Contract Fund divided by the net single premium for the insured's Attained Age at such time. See How a Contract's Death Benefit Will Vary. The term “Contract Fund” refers generally to the total amount invested under the Contract and is defined under CHARGES AND EXPENSES. The term “net single premium,” the factor which determines how much the Death Benefit will increase for a given increase in the Contract Fund, is defined and illustrated under item 2 of How a Contract's Death Benefit Will Vary. Whenever the Death Benefit is determined in this way, we reserve the right to refuse to accept further premium payments, although in practice the payment of the lesser of two years' Scheduled Premiums or the average of all premiums paid over the last five years will generally be allowed.
The payment of premiums substantially in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment Contract. If this happens, loans and other distributions which otherwise would not be taxable events may be subject to federal income taxation. See Tax Treatment of Contract Benefits.
Processing and Valuing Transactions
Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

·	trading on the NYSE is restricted;

·	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

·	the SEC, by order, permits the suspension or postponement for the protection of security holders.

In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Allocation of Premiums
On the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted. The remainder of the initial premium will be allocated among the Variable Investment Options or the Fixed Rate Option according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, but not earlier than the Contract Date.
After the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from each subsequent premium payment. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office in accordance with the applicable allocation instructions. The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Portfolios of the Variable Investment Option are calculated, which is as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time.) With respect to any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period.
You may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. Allocation changes may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot change premium allocations by phone, fax or website. See Assignment. There is no charge for reallocating future premiums among the investment options. If any portion of a premium is allocated to a particular Variable Investment Option or to the Fixed Rate Option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33⅓% cannot. Of course, the total allocation to all selected investment options must equal 100%.
When a Contract Becomes Paid-Up
Under the original Contracts, it is possible that favorable investment experience, either alone or with greater than Scheduled Premium payments, will cause the Contract Fund to increase. The Contract Fund may increase to the point where no further premium payments are necessary to provide for the then existing Death Benefit for the remaining life of the insured. If this should occur, we will notify the Contract Owner that no further premium payments are needed. We reserve the right to refuse to accept further premiums after the Contract becomes paid‑up. The purchase of an additional fixed benefit rider may, in some cases, affect the point at which the Contract becomes paid‑up. See RIDERS. The revised Contracts will not become paid‑up.
We guarantee that the Death Benefit of a paid-up Contract then in-force will not be reduced by the investment experience of the investment options in which the Contract participates. The Cash Surrender Value of a paid‑up Contract continues to vary daily to reflect investment experience and monthly to reflect continuing mortality charges, but the other monthly deductions (see items 4 and 5 under CHARGES AND EXPENSES) will not be made. The Death Benefit of a paid‑up Contract on any day (whether the Contract originally was Form A or Form B) will be equal to the amount of paid‑up insurance that can be purchased with the Contract Fund on that day, but never less than the guaranteed minimum amount.
Contracts issued on insureds of 14 years of age or less include a special provision under which the Face Amount increases automatically to 150% of the initial Face Amount on the Contract Anniversary after the insured reaches the age of 21. If a Contract becomes paid‑up prior to that anniversary, we will, instead of declaring the Contract to be paid-up, increase the Death Benefit by the amount necessary to keep the Contract in-force as a premium paying Contract. If this should occur, the increase in the Death Benefit on the Contract Anniversary after the insured reaches the age of 21 will be smaller in dollar amount, than the increase in the Face Amount.
Transfers/Restrictions on Transfers
If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts from one Variable Investment Option to another Variable Investment Option, or to the Fixed Rate Option, without charge. Additional transfers may be made with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office. Transfers may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot conduct transfers by phone fax, or website. See Assignment.
After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they bear an original signature in ink, are received in Good Order at a Service Office, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or website will be rejected, even in the event that it is inadvertently processed.
Multiple transfers received during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.
Currently, certain transfers effected systematically under the dollar cost averaging program do not count towards the limit of four transfers per Contract Year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.

Transfers among investment options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers.
We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
Only one transfer from the Fixed Rate Option will be permitted during each Contract Year and only within 31 days following each Contract Anniversary. The maximum amount that may be transferred out of the Fixed Rate Option each year is currently the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000. Such transfer requests received prior to the Contract Anniversary will take effect on the Contract Anniversary. Transfer requests received within the 31-day period beginning on the Contract Anniversary will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office. We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining). Transfers to and from the Real Property Account are subject to restrictions described in the prospectus for the Real Property Account.
The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for the Variable Investment Option advisers/sub-advisers to manage the Variable Investment Options. Large or frequent transfers may cause the Variable Investment Option to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by the Variable Investment Option (e.g., by the Variable Investment Option’s adviser/sub-adviser) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the adviser believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner. We will notify you as soon as reasonably possible at the time of a transfer request if we exercise this right.
Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the Fixed Rate Option. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect the Variable Investment Option performance to the disadvantage of other Contract Owners.
In addition, Contract Owners who own variable life insurance or variable annuity contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations. Contract Owners who are not subject to the same transfer restrictions may have the same Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.
The Variable Investment Options have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Variable Investment Options describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Variable Investment Options may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Variable Investment Options in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Variable Investment Options (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Variable Investment Options.
The Variable Investment Options may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Variable Investment Option determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Variable Investment Option and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Variable Investment Option has adopted a short-term trading fee.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
Dollar Cost Averaging
We offer a feature called Dollar Cost Averaging (“DCA”). Upon your request, premiums will be allocated to the portion of the Money Market Subaccount used for this feature (the “DCA account”). Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market Subaccount and the Fixed Rate Option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at our discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.
When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at our discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers. In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.
Each automatic monthly transfer will take effect as of the end of the Valuation Period on the Monthly Date, provided the NYSE is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the Valuation Period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the Valuation Period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract Owner gives notification of a change in allocation or cancellation of the feature. If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market Subaccount. Currently there is no charge for using the DCA feature.
DEATH BENEFITS
Contract Date
There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months for the purpose of lowering the insured's Issue Age, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract Owners as a lower Issue Age may result in lower current charges.
When Proceeds Are Paid
Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or partial withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request. However, we may delay payment of proceeds from the Variable Investment Options and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
We have the right to delay payment of the Cash Surrender Value attributable to: (1) the Fixed Rate Option; and (2) Contracts in-force as extended term insurance, for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).
If we do not receive instructions on where to send the Death Benefit within 5 years (or less where required by state law) of the date of death, the funds will be escheated.
Death Claim Settlement Options
The beneficiary may choose to receive death claim proceeds by any of the settlement options available at the time the proceeds become payable or by payment of a lump sum check. Any Pruco Life representative can explain the options upon request.
In addition to the available settlement options, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of Prudential's Alliance Account settlement option (the "Alliance Account"). If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account confirmation describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works. Amounts in an Alliance Account earn interest at a rate set by Prudential. This rate is not guaranteed and can change. The beneficiary may withdraw amounts in an Alliance Account at any time. Alliance Account balances are not insured by the FDIC. Any Pruco Life representative authorized to sell this Contract can explain this option upon request.
Types of Death Benefit
You may have selected from two types of Death Benefit at issue. A Contract with a Form A Death Benefit has a Death Benefit which will generally equal the initial Face Amount. Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, unless the Contract becomes paid-up or, under a revised version of the Contract, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. The Scheduled Premium shown in the Contract will be the same for a given insured, regardless of what Contract Form you chose. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Form B Death Benefit has a Death Benefit, which will generally equal the Face Amount plus, if any, excess Contract Fund over the Tabular Contract Fund. Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value. However, the increase in the Cash Surrender Value for Form B Contract may be less than the increase in Cash Surrender Value for a Form A Contract because a Form B Contract has a greater cost of insurance charge due to a greater net amount at risk. As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Face Amount stated in the Contract, plus the amount, if any, by which the Contract Fund exceeds the Tabular Contract Fund.
Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount will automatically be increased, on the Contract Anniversary after the insured's 21st birthday, to 150% of the initial Face Amount, so long as the Contract is not then in default. This new Face Amount becomes the new guaranteed minimum Death Benefit. The Death Benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See When a Contract Becomes Paid‑Up. This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See CHARGES AND EXPENSES. The automatic increase in the Face Amount may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.
Contract Owners of a Form A Contract should note that any withdrawal may result in a reduction of the Face Amount and the deduction of any applicable surrender charges. We will not allow you to make a withdrawal that will decrease the Face Amount below the minimum Face Amount. For Form B Contracts, withdrawals will not change the Face Amount, will not incur a surrender charge for a withdrawal, and are not restricted if a minimum size Contract was purchased. See Withdrawals.
Under the original versions of these Contracts, there are other distinctions between the Contract Forms. Contract Form A will become paid‑up more rapidly than a comparable Form B Contract. But Contract Owners of Form A Contracts should be aware that since premium payments and favorable investment experience do not increase the Death Benefit, unless the Contract has become paid‑up, the beneficiary will not benefit from the possibility that the Contract will have a large Cash Surrender Value at the time of the insured's death.
Under a revised version of the Contract that was made available beginning in September 1986, in jurisdictions where it is approved, the Contract will never become paid‑up. Instead, the Death Benefit under these revised Contracts is always at least as great as the Contract Fund divided by the net single premium. Thus, instead of becoming paid‑up, we will increase the Contract's Death Benefit so it will always be large enough to meet the Internal Revenue Code's definition of life insurance. Whenever the Death Benefit is determined in this way, we reserve the right to refuse to accept further premium payments, although in practice the payment of at least Scheduled Premiums will be allowed.
How a Contract's Death Benefit Will Vary
There are two forms of the Contract, Form A and Form B. Moreover, in September 1986 we began issuing revised versions of both Form A and Form B Contracts. The primary difference between the original Contract and the revised Contract is that the original Contract may become paid‑up, while the Death Benefit under the revised Contract operates differently and will not become paid‑up.
1. Original Contracts:

(A)
If a Form A Contract is chosen, the Death Benefit will not vary (except for Contracts issued on insureds of age 14 or less) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid‑up. See When a Contract Becomes Paid‑Up. The Death Benefit does reflect a deduction for the amount of any Contract Debt. See Loans.

(B)
If a Form B Contract is chosen, the Death Benefit will vary with investment experience and premium payments. Assuming no Contract Debt, the Death Benefit under a Form B Contract will, on any day, be equal to the Face Amount plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund” for the Contract. The “Tabular Contract Fund” for each Contract Year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)	you paid only Scheduled Premiums;

(2)	you paid Scheduled Premiums when due;

(3)	your selected investment options earned a net return at a uniform rate of 4% per year;

(4)	we deducted full mortality charges based upon the 1980 CSO Table;

(5)	we deducted maximum sales load and expense charges; and

(6)	there were no withdrawals.

Each Contract contains a table that sets forth the Tabular Contract Fund as of the end of each of the first 20 years of the Contract. Tabular Contract Fund between Contract anniversaries are determined by interpolation.
Thus, under a Form B Contract with no Contract Debt, the Death Benefit will equal the Face Amount if the Contract Fund equals the Tabular Contract Fund. If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund, the Death Benefit will be the Face Amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund, and the Contract remains in-force because Scheduled Premiums have been paid, the Death Benefit will not fall below the initial Face Amount stated in the Contract. The Death Benefit will also reflect a deduction for the amount of any Contract Debt. See Loans. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the Death Benefit.

2. Revised Contracts:
Under the revised Contracts issued since September 1986 in approved jurisdictions, the Death Benefit will be calculated as follows:

(A)
Under a Form A Contract, the Death Benefit will be the greater of (1) the Face Amount; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date. In other words, the second alternative ensures that the Death Benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B)
Under a Form B Contract, the Death Benefit will be the greater of (1) the Face Amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date. Thus, under the revised Contracts, the Death Benefit may be increased based on the size of the Contract Fund and the insured's Attained Age and sex. This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance. The net single premium is used only in the calculation of the Death Benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of Death Benefit.

Male Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund	Female Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund
5 25 35 55 65	.09884 .18455 .25596 .47352 .60986	$10.12 $ 5.42 $ 3.91 $ 2.11 $ 1.64	5 25 35 55 65	.08198 .15687 .21874 .40746 .54017	$12.20 $ 6.37 $ 4.57 $ 2.45 $ 1.85
Generally, whenever the Death Benefit is determined in this way, we will continue to accept the average of all premiums paid over the last five years; however, we reserve the right to refuse to accept any further premium payments.
You may increase or decrease the Face Amount of your Contract, subject to certain conditions, regardless of the form type or the issue date of your Contract. See Increases in the Face Amount and Decreases in the Face Amount.
Increases in the Face Amount
After your first Contract Anniversary, you may increase your amount of insurance by increasing the Face Amount of the Contract. The increase will be subject to state approval and the underwriting requirements we determine.
The following conditions must be met:

(1)	you must ask for the change by sending us a request in Good Order to our Service Office;

(2)	the amount of the increase in the Face Amount must be at least $25,000;

(3)	you must prove to us that the insured is insurable for any increase;

(4)	the Contract must not be in default;

(5)	you must pay an appropriate premium at the time of the increase;

(6)	we must not be paying premiums into the Contract as a result of the insured’s total disability; and

(7)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new data pages for your Contract showing the amount and effective date of the change and the re-calculated charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. Currently, no transaction charge is being made in connection with an increase in the Face Amount. However, we reserve the right to deny the increase if we change any of the bases on which benefits and charges are calculated for newly issued Contracts between the Contract Date and the date of your requested increase.
An increase in the Face Amount resulting in a total Face Amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a nonsmoker, which provides lower current cost of insurance rates.
Upon an increase in the Face Amount, we will re-calculate the Contract's Scheduled Premiums, CDSL and transaction charges, Tabular Contract Fund, and monthly deductions from the Contract Fund. Requests for increases received within six months after the most recent Contract Anniversary will be effective on your choice of the prior or the next Contract Anniversary and is limited only by applicable state law. Requests for increases received more than six months after the most recent Contract Anniversary will be effective on the following anniversary. A payment will be required on the date of increase, which will depend, in part, on the Contract Anniversary you select for the re-calculation. We will tell you the amount of the required payment. You should also note that an increase in the Face Amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. Therefore, before increasing the Face Amount, you should consult your own tax adviser and Pruco Life representative.
If the increase is approved, the new insurance will take effect once we receive the proper forms, any medical evidence necessary to underwrite the additional insurance, and any additional premium amount needed for the increase.
We will assess, upon lapse or surrender, following an increase in the Face Amount, the sum of (a) the CDSL and transaction charges that would have been assessed if the initial base Contract had not been amended and had lapsed or been surrendered; and (b) the CDSL and transaction charges that would have been assessed if the increase in Death Benefit had been achieved by the issuance of a new Contract, and that Contract had lapsed or been surrendered. All premiums paid after the increase will, for purposes of determining the CDSL applicable in the event of surrender or lapse, be deemed to have been made partially under the base Contract, and partially in payment of the increase, in the same proportion as that of the original Scheduled Premium and the increase in Scheduled Premiums.

An increase in the Face Amount triggers new CDSL and transaction charges, therefore, you should not elect to increase the Face Amount of your Contract if you are contemplating a total or partial surrender or a decrease in the Face Amount.
An increase in the Face Amount will be treated comparably to the issuance of a new Contract for purposes of the non‑guaranteed waiver of the 5% front‑end sales load. See CHARGES AND EXPENSES. Thus, premiums paid after the increase will, for purposes of determining whether the 5% front‑end sales load will be waived, be allocated to the base Contract and to the increase based on the proportional premium allocation rule as described. The waiver will apply to the premiums paid after the increase only after the premiums so allocated exceed five scheduled annual premiums for the increase. Thus, a Contract Owner considering an increase in the Face Amount should be aware that such an increase will incur charges comparable to the purchase of a new Contract.
If you elect to increase the Face Amount, you will receive a “free‑look” right and a right to convert to a fixed benefit Contract, which applies only to the increase in the Face Amount, not the entire Contract. The “free-look” right is comparable to the right afforded to the purchaser of a new Contract. You may exercise the “free-look” right within 45 days after execution of the application for the increase or within 10 days after you receive your Contract with the increase, whichever is later. Some states allow a longer period of time during which a Contract may be returned for a refund. See Canceling the Contract. Charges deducted after the increase will be re-calculated as though no increase had been applied. The free-look period will be stated on the first page of your Contract.
You may transfer the total amount attributable to the increase in the Face Amount from the Variable Investment Options or the Fixed Rate Option at any time within two years after an increase in the Face Amount.
The right to convert the increase in the Face Amount to a fixed benefit policy will exist for 24 months after the increase is issued and the form of exchange right will be the same as that available under the base Contract purchased. There may be a cash payment required upon the exchange.
Decreases in the Face Amount
You have the option of decreasing the Face Amount without withdrawing any Cash Surrender Value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the COI.
The following conditions must be met:

(1)	the amount of the decrease must be at least $10,000;

(2)	the Face Amount after the decrease must be at least equal to the minimum Face Amount applicable to your Contract; and

(3)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the new Face Amount, Tabular Contract Fund, Scheduled Premiums, charges, values, and limitations. A Contract is no longer eligible for the Select Rating if the Face Amount is reduced below $100,000. Currently, a $15 transaction fee is deducted from the Contract Fund in connection with a decrease in the Face Amount. We will also reduce your Contract Fund value by deducting a proportionate part of the CDSL and surrender charges, if any.
We may decline a decrease in the Face Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits.
It is important to note, however, that if the Face Amount is decreased there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. You should consult with your tax adviser and your Pruco Life representative before requesting any decrease in the Face Amount.
CONTRACT VALUES
Surrender of a Contract
You may surrender your Contract, in whole or in part, for its Cash Surrender Value while the insured is living. A partial surrender involves splitting the Contract into two Contracts. One Contract is surrendered for its Cash Surrender Value; the other is continued in-force on the same terms as the original Contract except that premiums and Cash Surrender Values will be based on the new Face Amount. You will be given a new Contract document. The Cash Surrender Value and the guaranteed minimum Death Benefit of the new Contract will be proportionately reduced. The reduction is based upon the Face Amount. The Face Amount must be at least equal to the minimum Face Amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. For reduced paid-up Contracts, both the Death Benefit and the guaranteed minimum Death Benefit will be reduced.
To surrender your Contract, we may require you to deliver or mail the following items, in Good Order, to a Service Office: the Contract, a signed request for surrender, and any tax withholding information required under federal or state law. Generally, we will pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits and Surrender Charge.
Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. Specifically, we require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to us by sending them in Good Order to our Service Office. Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.

How a Contract’s Cash Surrender Value Will Vary
The Cash Surrender Value (taking into account the CDSL and transaction charges, if any) will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at the Service Center. The Contract’s Cash Surrender Value on any date will be the Contract Fund less any CDSL and transaction charges, if any, and less any Contract Debt. The Contract Fund changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Options;

(2)	interest credited on any amounts allocated to the Fixed Rate Option; and

(3)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.
The Contract Fund also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES. Upon request, we will tell you the Cash Surrender Value of your Contract. It is possible that the Cash Surrender Value could decline to zero because of unfavorable investment performance or outstanding Contract Debt, even if you continue to pay Scheduled Premiums when due.
Loans
You may borrow an amount up to the “loan value” of your Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the cash value attributable to the Variable Investment Options; plus (2) 100% of an amount equal to the portion of the cash value attributable to the Fixed Rate Option taking into account any prior loans. The minimum loan amount you may borrow at any one time is generally $500, unless the proceeds are used to pay premiums on your Contract. The minimum loan amount may be lower in some states.
If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice versa, with our consent.
If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate we determine at the start of each Contract Year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of: (1) the “Published Monthly Average” for the calendar month ending two months before the calendar month of the Contract Anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The “Published Monthly Average” means Moody's Corporate Bond Yield Average - Monthly Average Corporate, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2019 ranged from 3.36% to 4.45%.
Interest payments on any loan are due at the end of each Contract Year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract Debt is the principal amount of all outstanding loans plus any interest accrued to date. If at any time your Contract Debt exceeds the Contract Fund, we will notify you of its intent to terminate the Contract in 61 days, within which time you may pay enough to keep the Contract in-force. If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates. If the policy is terminated for excess Contract Debt, it cannot be reinstated.
When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract.

•
While a fixed rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment options.

•
While a variable rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with a rate which is less than the variable loan interest rate for the Contract Year by no more than 1%, rather than with the actual rate of return of the applicable investment options. Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract Year. If a loan remains outstanding at a time when we fixed a new rate, the new interest rate applies as of the next Contract Anniversary.

A loan will not affect the amount of the premiums due. If the Death Benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract Debt will be deducted from the Death Benefit or the Cash Surrender Value otherwise payable.
A loan will have a permanent effect on a Contract's Cash Surrender Value and may have a permanent effect on the Death Benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan balance while the loan is outstanding, the Contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.
Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest. Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing. If your repayment is received within 21 days of the Contract Anniversary, it will be applied first to the accrued interest, then to capitalized interest, with any remainder applied to the original loan principal. Most repayments received prior to this time period will be applied first to capitalized interest, then to accrued interest, then to the original loan principal.

The amount of a loan repayment that is applied to the principal loan amount is first allocated based on the same proportion in which it was taken from the Fixed Rate Option and Variable Investment Options. The variable portion is then applied proportionately to the applicable Variable Investment Options, based on the balances in those options, at the time of the loan repayment.
If you fail to keep the Contract in-force, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.
Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits.
Withdrawals
You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:

(a)	We must receive a request for the withdrawal in Good Order at our Service Office.

(b)
The Contract Fund after the withdrawal must not be less than the Tabular Contract Fund for the new Face Amount. (A Table of Tabular Contract Fund is included in the Contract; the values increase with each year the Contract remains in-force.)

(c)	The amount withdrawn may not be larger than an amount sufficient to reduce the Cash Surrender Value to zero.

(d)	The withdrawal amount must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.

(e)	The Face Amount after withdrawals must be at least equal to the minimum Face Amount shown in the Contract.

(f)	You may make no more than four withdrawals in each Contract Year.

There is an administrative processing fee for each withdrawal in an amount up to $15. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw.
Under a Form A Contract, the Face Amount is reduced by no more than the withdrawal amount. We will not permit a withdrawal if it will result in a new Face Amount of less than the minimum Face Amount shown under List of Contract Minimums in the data pages of your Contract. A withdrawal under a Form A Contract may also result in a reduction in the Contract Fund by the withdrawal amount and by a proportionate amount of any applicable withdrawal charges, based upon the percentage reduction in the Face Amount. Form A Contract Owners who make a withdrawal will be sent replacement Contract pages showing the new Face Amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.
It is important to note that if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in the Face Amount, you should consult with your tax adviser and your Pruco Life representative. See Tax Treatment of Contract Benefits.
Under a Form B Contract, the Cash Surrender Value and the Contract Fund value are reduced by the amount of the withdrawal, and the Death Benefit is reduced accordingly. Neither the Face Amount nor the amount of Scheduled Premiums will change due to a withdrawal of excess Cash Surrender Value under a Form B Contract. No surrender charges will be assessed for a withdrawal under a Form B Contract. Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default, even if Scheduled Premiums continue to be paid when due. Withdrawal of part of the Cash Surrender Value may have tax consequences. See Tax Treatment of Contract Benefits.
Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office. See When Proceeds Are Paid.
A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.
LAPSE AND REINSTATEMENT
If Scheduled Premiums are paid on or before each due date or received within 61 days after the Scheduled Premiums are due, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract's Variable Investment Options have been so unfavorable that the Contract Fund has decreased to zero or less.
In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund on the next Monthly Date. (A Table of Tabular Contract Fund is included in the Contract; the values increase with each year the Contract remains in-force.) This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.
However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will send the Contract Owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis. This payment must be received in Good Order at the Payment Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits. We reserve the right to change the requirements to reinstate a lapsed Contract.
A Contract that has lapsed may be reinstated within three years from the date of default unless the Contract has been surrendered for its Cash Surrender Value. To reinstate a lapsed Contract, we require a written request for reinstatement in Good Order at our Service Office, renewed evidence of insurability, submission of certain payments due under the Contract, and that the Insured is living on the date the Contract is reinstated.
If a Contract does lapse, it may still provide some benefits. Those benefits are described under Options on Lapse, below.
Options on Lapse
If your Contract does lapse, it will still provide some benefits. You can receive the Cash Surrender Value by making a request of us prior to the end of the 61 day grace period. You may also choose one of the two options described below for which no further premiums are payable.

1.
Fixed Extended Term Insurance. With two exceptions explained below, if you do not communicate at all with us, life insurance coverage will continue for a length of time that depends on the Cash Surrender Value on the date of default (which reflects the deduction of the CDSL, administrative charges, and Contract Debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default taking into account any Contract Debt on that date. The amount will not change while the insurance stays in-force. This benefit is known as extended term insurance. If you request, we will tell you in writing how long the insurance will be in effect. Extended term insurance has a Cash Surrender Value, but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided. In those cases, variable reduced paid‑up insurance will be the automatic benefit provided on lapse.

2.
Variable Reduced Paid‑Up Insurance. Variable reduced paid‑up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the Cash Surrender Value on the date of default (which reflects the deduction of the CDSL, administrative charges, and Contract Debt, if any), and the age and sex of the insured. This will be a new guaranteed minimum Death Benefit. Aside from this guarantee, the Cash Surrender Value and the amount of insurance will vary with investment performance in the same manner as the paid‑up Contract described earlier. See When a Contract Becomes Paid‑Up. Variable reduced paid‑up insurance has a loan privilege identical to that available on premium paying Contracts. See Loans. Acquisition of reduced paid‑up insurance may result in your Contract becoming a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

As explained above, variable reduced paid‑up insurance is the automatic benefit on lapse for Contracts issued on certain insureds. Owners of other Contracts who want variable reduced paid‑up insurance must ask for it in writing, in a form that meets our needs, within three months of the date of default; it will be available to such Contract Owners only if the initial amount of variable reduced paid‑up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid‑up insurance is the automatic benefit upon lapse.
TAXES
Tax Treatment of Contract Benefits
This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income tax impact will be in all circumstances. It is based on current tax law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.
Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see the Diversification Requirements section of the Real Property Account Prospectus and the Taxation section in the Statements of Additional Information for the Funds.
We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the Contract Fund unless you receive a distribution from the Contract or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.
Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance.
The Contract may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Contract after the insured reaches age 100.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured’s death depends on whether or not the Contract is classified as a Modified Endowment Contract.
Contracts Not Classified as Modified Endowment Contracts

•
If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax unless the Contract is surrendered or lapsed.
Modified Endowment Contracts

•
The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the Face Amount is made (or a rider removed). The addition of a rider or an increase in the Face Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in the Face Amount would cause the Contract to become a Modified Endowment Contract and advise you of your options. You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.

•
If the Contract is classified as a Modified Endowment Contract, then lifetime withdrawals or loans you receive under the Contract (before the deaths of both insureds), are generally included in income to the extent that the Contract Fund (before surrender charges) exceeds the premiums paid for the Contract. Please note that the premium paid amount is increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received (other than the amount of any loans excludible from income). An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.
Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.
Income Tax Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to tax withholding. You are not permitted to elect out of tax withholding if you do not provide a social security number or other taxpayer identification number, or payment is made outside the United States. You may be subject to penalties under the estimated tax payment rules if your tax withholding and estimated tax payments are insufficient to cover the tax due.
Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.
In addition, beginning on January 1, 2019, if you transfer your Contract to a foreign person, we are required to provide an information return regarding the transfer to you and the Internal Revenue Service ("IRS").
Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract Owners generally cannot deduct premium payments. Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.
For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Internal Revenue Code) at the time the policy was issued ; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.
Sales of issued life insurance policies to third parties. Beginning on January 1, 2019, if you sell your Contract to a third party with whom the insured does not have a substantial family, financial or business relationship (as defined in the Internal Revenue Code and accompanying Treasury Regulations), then the sale may be considered to be a reportable policy sale.
The purchaser of your Contract in a reportable policy sale is required to submit a Form 1099-LS to us, the IRS and the seller. Once received, we are required to report your cash surrender value and cost basis information with respect to the Contract as of the date of the sale to the IRS and the seller. In addition, if a sale is a reportable policy sale, then all or part of the death benefit will be subject to income tax and will be reported by us to the reportable death payment recipient and the IRS when paid.

Tax‑Qualified Pension Plans
You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code.  We issued such Contracts with a minimum Face Amount of $10,000, and with increases and decreases in the Face Amount in minimum increments of $10,000.  The monthly charge for anticipated mortality costs and the Scheduled Premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity Contracts sold to tax-qualified pension plans.  We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan.  Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan.  Variable reduced paid-up insurance and payment of the Cash Surrender Value are the only options on lapse available for Contracts issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT.  Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

Company Taxes
Under current law, we may incur state and local taxes (in addition to premium taxes) in several states.  Currently, these taxes are not significant and they are not charged against the Account.  If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

We will pay company income taxes on the taxable corporate earnings created by this Contract from investments in the Separate Account assets.  While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account.

In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions.  We do not pass these tax benefits through to Contract Owners with investments in Separate Account assets because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Contract.

DISTRIBUTION AND COMPENSATION
Pruco Securities, LLC (“Pruco Securities”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Pruco Securities, organized on September 22, 2003, under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities’ principal business address is 751 Broad Street, Newark, New Jersey 07102. Pruco Securities serves as principal underwriter of the individual variable insurance Contracts issued by us. The Contract was sold by registered representatives of Pruco Securities who are also our appointed insurance agents under state insurance law. The Contract may have also been sold through other broker-dealers authorized by Pruco Securities and applicable law to do so. Pruco Securities received gross distribution revenue for its variable life insurance products of $281,884,778 in 2019, $187,214,104 in 2018, and $120,592,554 in 2017. Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $2,809,798 in 2019, $2,211,393 in 2018, and $2,855,401 in 2017. Pruco Securities offers the Contract on a continuous basis.
Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on the scheduled premium. The scheduled Premium will vary by Issue Age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract Owner.
Broker-dealers will receive compensation of up to 99% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the first Scheduled Premium, and up to 8% on premiums received up to the next nine Scheduled Premiums. Moreover, broker-dealers will receive compensation of up to 6% on premiums received to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.
If the Face Amount is increased, broker-dealers will receive compensation of up to 99% on premiums received up to the first Scheduled Premium for the increase received in the first 12 months following the effective date of the increase and up to 8% of premiums received up to the next nine Scheduled Premiums for the increase. Moreover, broker-dealers will receive compensation of up to 6% on premiums received following the effective date of the increase to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.
Pruco Securities registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or the Prudential Companies offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.
In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative services and/or other services they provide to us or the Prudential Companies.
To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.
A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2019) that received payment or accrued a payment amount with respect to variable product business during 2019 may be found in the Statement of Additional Information.  The least amount paid or accrued and the greatest amount paid or accrued during 2019 were $0.38 and $41,809,941.64, respectively.
While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or the Prudential Companies may provide compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
LEGAL PROCEEDINGS
Pruco Life is subject to legal and regulatory actions in the ordinary course of our business.  Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate.  Pruco Life may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers.  Pruco Life may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted.  In some of Pruco Life’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Pruco Life’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period.  In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Variable Investment Option, the ability of Pruco Securities to perform its contract with the Separate Account, or Pruco Life's ability to meet its obligations under the Contracts.

FINANCIAL STATEMENTS
Our audited financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon our ability to meet its obligations under the Contract. The Account’s audited financial statements are available in the Statement of Additional Information to this prospectus.
ADDITIONAL INFORMATION
We have filed a registration statement with the SEC under the Securities Act of 1933 relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.
To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-248-4019.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to Contract Owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
You may contact us for further information at the address and telephone number inside the front cover of this prospectus. For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.
Cyber Security Risks
We provide more information about cyber security risks associated with this Contract in the Statement of Additional Information.

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS
Attained Age - The insured’s age on the Contract Date plus the number of Contract Years since then.
Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charges. Also referred to in the Contract as “Net Cash Value.”
Contract - The individual variable life insurance Contract described in this prospectus.
Contract Anniversary - The same date as the Contract Date in each later year.
Contract Date - The date the Contract is issued, as specified in the Contract.
Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.
Contract Fund - The total amount at any time credited to the Contract. On any date, it is equal to the sum of the amounts in all Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.
Contract Owner - You. Unless a different owner is named in the application, the owner of the Contract is the insured.
Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.
Death Benefit - The amount payable upon the death of the insured before the deduction of any outstanding Contract Debt.
Face Amount - The amounts of life insurance as shown in the Contract's schedule of Face Amounts, including any applicable increases.
Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%. Also referred to in the Contract as the fixed investment option.
Fund/Portfolio - These are terms that may be used interchangeably and represent the underlying investments held in the Account.
Good Order - An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.
Issue Age - The insured's age as of the Contract Date.
Monthly Date - The Contract Date and the same date in each subsequent month.
Payment Office - The office at which we process premium payments, loan payments, and payments to bring your Contract out of default. Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office.  For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office. Where this Prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item)

arrives in Good Order at our Payment Office. There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Pruco Life Insurance Company - Pruco Life, us, we, our. The company offering the Contract.
Scheduled Premiums - The amounts set forth in your Contract which is payable annually, semi-annually, quarterly or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.
Separate Account - Amounts under the Contract that are allocated to the Funds held by us in a Separate Account called the Pruco Life Variable Appreciable Account (the "Account" or the "Registrant"). The Separate Account is set apart from all our general assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life conducts.
Service Office - The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests. Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 19176.  Your correspondence will be picked up at this address and then delivered to our Service Office.  For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office. Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number, or website if the item is a type we accept by those means. There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Subaccount - An investment division of the Account, the assets of which are invested in the shares of the corresponding Portfolio of the Fund.
Tabular Contract Fund - a guideline representing the amount that would be in the Contract Fund if all Scheduled Premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.
The Pruco Life Variable Contract Real Property Account - A separate account (the "Real Property Account") that consists of a portfolio of commercial and residential real properties.
Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time.)
Variable Investment Options - This represent the investments and/or underlying investments, held in the Account and the Real Property Account which you may select for your Contract.

To Learn More About Pruco Life Variable Appreciable Life®

The Statement of Additional Information (SAI) is legally a part of this prospectus, both of which are filed with the SEC under the Securities Act of 1933, Registration No. 2-89558. The SAI contains additional information about the Pruco Life Variable Appreciable Account. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Pruco Life Variable Appreciable Life® SAI, material incorporated by reference, and other information about us. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.
You can call us at 1-800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the SAI, personalized illustrations, without charge, or other documents. You can also view the SAI located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us at:
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

Investment Company Act of 1940, Registration No. 811-03971

PART B:
INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION
The date of this Statement of Additional Information and of the related prospectus is May 1, 2020.
Pruco Life Variable Appreciable Account
Pruco Life Insurance Company
Variable Appreciable Life ®
Insurance Contracts
This Statement of Additional Information is not a prospectus. Please review the Variable Appreciable Life® prospectus (the “prospectus”), which contains information concerning the Contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-778-2255. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us.
The defined terms used in this Statement of Additional Information are as defined in the prospectus.
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

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GENERAL INFORMATION AND HISTORY
Pruco Life Insurance Company
Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company founded on December 23, 1971 under the laws of the state of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.
Control of Pruco Life Insurance Company
Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a stock life insurance company founded on October 13, 1875, under the laws of the state of New Jersey. Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering wide range of insurance, investment management, and other financial products and services. The principal Executive Office of each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) is a wholly-owned subsidiary of Pruco Life. Pruco Life and Pruco Life of New Jersey’s principal Executive Office is 213 Washington Street, Newark, New Jersey 07102.

As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.
State Regulation
Pruco Life is subject to regulation and supervision by the Department of Insurance of the state of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.
Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.
In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.
Records
We maintain all records and accounts relating to the Account at our principal executive office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.
Services and Third Party Administration Agreements
Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential.  Pruco Life reimburses Prudential for its costs in providing such services.  Under this Agreement, Pruco Life has reimbursed Prudential $168,014,543 in 2019, $149,138,200 in 2018, $147,398,553 in 2017, $134,323,229 in 2016, and $115,795,950 in 2015, of which the life business accounted for $48,407,131, $45,679,723, $43,943,282, $40,178,302, and $35,996,482, respectively.
Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account. As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.
Our individual life reinsurance treaties covering Pruco Life Variable Appreciable Life® Insurance Contracts provide for the reinsurance of a portion of the related mortality risk on a yearly renewable term basis to its affiliate, Prudential.  Pruco Life retains any such mortality risk that is not ceded under these treaties.

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TransCentra, Inc. ("TransCentra") is a billing and payment services provider for Prudential, Pruco Life, and Pruco Life of New Jersey, a wholly-owned subsidiary of Prudential. TransCentra received $1,292,465 in 2018, $1,394,460 in 2017, and $1,507,087 in 2016 from Prudential for services rendered. TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA 30092.
Cyber Security
With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact us and our Contract Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
INITIAL PREMIUM PROCESSING
In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium in Good Order.
Upon receipt of a request for life insurance from a prospective Contract Owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.
Since a Contract cannot be issued until after the underwriting process has been completed, we use a Limited Insurance Agreement to provide temporary life insurance coverage to prospective Contract Owners who pay the minimum initial premium at the time the request

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for coverage is submitted. This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement, and is subject to the other terms of the Limited Insurance Agreement.
The Contract Date is the date we determine the proposed insured’s Issue Age. It represents the first day of the Contract Year and the commencement of the suicide and contestable periods for purposes of the initial Face Amount of insurance.
If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract Date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.
If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was received in Good Order.
If the minimum initial premium is received after the Contract Date, it will be applied as of the date it is received in Good Order.
There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.
In situations where the Contract Date precedes the date that the minimum initial premium is received in Good Order, charges due prior to the initial premium receipt date will be deducted from the initial premium.
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS
Legal Considerations Relating to Sex-Distinct Premiums and Benefits
The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.
Sales to Persons 14 Years of Age or Younger
Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount of insurance will automatically be increased on the Contract Anniversary after the insured's 21st birthday to 150% of the initial Face Amount, so long as the Contract is not then in default. The Death Benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See How a Form A and B Contract’s Death Benefit Will Vary, below. This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. The automatic increase in the Face Amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. A Contract Owner should consult with a Pruco Life representative before making unscheduled premium payments.
How a Type A and B Contract's Death Benefit Will Vary
There are two forms of the Contract, Form A and Form B. Moreover, in September 1986 Pruco Life began issuing revised versions of both Form A and Form B Contracts. The primary difference between the original Contract and the revised Contract is that the original Contract may become paid‑up, while the Death Benefit under the revised Contract operates differently and will not become paid‑up.
1. Original Contracts:

(A)
If a Form A Contract is chosen, the Death Benefit will not vary (except for Contracts issued on insureds of age 14 or less) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid‑up. The Death Benefit does reflect a deduction for the amount of any Contract Debt.

(B)
If a Form B Contract is chosen, the Death Benefit will vary with investment experience and premium payments. Assuming no Contract Debt, the Death Benefit under a Form B Contract will, on any day, be equal to the Face Amount of insurance plus the amount (if

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any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract. The “Tabular Contract Fund Value” for each Contract Year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:
(1)you paid only Scheduled Premiums;
(2)you paid Scheduled Premiums when due;
(3)your selected investment options earned a net return at a uniform rate of 4% per year;
(4)we deducted full mortality charges based upon the 1980 CSO Table;
(5)we deducted maximum sales load and expense charges; and
(6)there was no Contract Debt.
Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.
Thus, under a Form B Contract with no Contract Debt, the Death Benefit will equal the Face Amount if the Contract Fund equals the Tabular Contract Fund Value. If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the Death Benefit will be the Face Amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract nevertheless remains in-force because Scheduled Premiums have been paid, the Death Benefit will not fall below the initial Face Amount stated in the Contract. The Death Benefit will also reflect a deduction for the amount of any Contract Debt. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the Death Benefit.
You may also increase or decrease the Face Amount of your Contract, subject to certain conditions.
2. Revised Contracts:
Under the revised Contracts issued since September 1986 in approved jurisdictions, the Death Benefit will be calculated as follows:

(A)
Under a Form A Contract, the Death Benefit will be the greater of (1) the Face Amount; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date. In other words, the second alternative ensures that the Death Benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B)
Under a Form B Contract, the Death Benefit will be the greater of (1) the Face Amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date. Thus, under the revised Contracts, the Death Benefit may be increased based on the size of the Contract Fund and the insured's Attained Age and sex. This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance. The net single premium is used only in the calculation of the Death Benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of Death Benefit.

Male Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund	Female Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund
5 25 35 55 65	.09884 .18455 .25596 .47352 .60986	$10.12 $ 5.42 $ 3.91 $ 2.11 $ 1.64	5 25 35 55 65	.08198 .15687 .21874 .40746 .54017	$12.20 $ 6.37 $ 4.57 $ 2.45 $ 1.85
Whenever the Death Benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of the average of all premiums paid over the last five years will generally be allowed.
You may also increase or decrease the Face Amount of your Contract, subject to certain conditions.
Right to Exchange a Contract for a Fixed-Benefit Insurance Policy

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The only right to exchange the Contract for a fixed-benefit contract is provided by allowing Contract Owners to transfer their entire Contract Fund to the Fixed Rate Option at any time within two years of any increase in Face Amount with respect to the amount of the increase. This is done without regard to the otherwise applicable limit of four transfers per year. This conversion right will also be provided if The Prudential Series Fund (the "Series Fund") or one of its Portfolios has a material change in its investment policy.
Reports to Contract Owners
Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.
You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the Portfolios and the investments held in each Portfolio.
We also make available annual and semi-annual reports of the Funds showing the financial condition of the Funds and the investments held in each Fund. The most recent annual and semi-annual reports are available at www.prudential.com/eprospectus or by calling (800) 778-2255.
UNDERWRITING PROCEDURES
When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our worksheet process. When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, a broker-dealer affiliate of Prudential, or in some cases, a broker-dealer not directly affiliated with Prudential.
When using the worksheet process, a registered representative typically collects enough applicant information to start the underwriting process. The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.
Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.
ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT
When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Face Amount of the Contract.
DISTRIBUTION AND COMPENSATION
In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative services and/or other services they provide to us or our affiliates.
To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.
Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national,

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regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2019) that received payment or accrued a payment amount with respect to variable product business during 2019. The least amount of cash compensation paid or accrued and the greatest amount paid or accrued during 2019 were $0.38 and $41,809,941.64, respectively.
Name of Firms:
1ST GLOBAL CAPITAL CORPORATION, 1ST GLOBAL INS SVS INC, 1ST GLOBAL INSURANCE AGENCY OF MA INC, AGENCY SERVICES OF AR INC, ALLSTATE FINANCIAL SERVICES LLC, AMERIAN GENERAL INS AGCY INC, AMERICAN EXPRESS INS AGENCY OF MA INC, AMERICAN EXPRESS INS AGENCY OF TX, AMERICAN INDEPENDENT SECURITIES GROUP LLC, AMERICAN INVESTORS CO, AMERICAN PORTFOLIOS FIN SVCS INC, AMERIPRISE FINANCIAL CENTER, AMERITAS INVESTMENT CORP, AON CONSULTING INC, APW CAPITAL INC, ARETE INSURANCE AGENCY LLC, ARLINGTON SECURITIES INC, ARVEST INSURANCE INC, AURORA INSURANCE SERVICES INC, AUSDAL FINANCIAL PARTNERS INC, AVANTAX INSURANCE SERVICES INC, AVANTAX INSURANCE SERVICES INC (MA), AVISEN SECURITIES INC, AXA NETWORK LLC, AYCO SERVICES AGENCY LP, AYCO SERVICES INS AGCY INC (K OSTER), B RILEY WEALTH MANAGEMENT INC, BAIRD INS SERVICES INC, BBVA COMPASS INSURANCE AGENCY, BCG SECURITIES INC, BENEFIT FUNDING SERVICES LLC, BENJAMIN F EDWARDS & COMPANY INC, BERTHEL FISHER & CO FIN SVCS INC, BOK FINANCIAL SECURITIES INC, BROKERS INTERNATIONAL FINANCIAL SERVICES, BROOKLIGHT PLACE SECURITIES INC, CADARET GRANT & CO INC, CALTON & ASSOCIATES INC, CAMBRIDGE INVESTMENT RESEARCH INC, CAMBRIDGE INVESTMENT RESEARCH INC, CAPFINANCIAL SECURITIES LLC, CAPITAL FINANCIAL SERVICES INC, CAPITAL INVESTMENT GROUP INC, CAPITAL SYNERGY PARTNERS INC, CAROLINAS INVESTMENT CONSULTING LLC, CBIZ BENEFITS & INS SVS INC, CC SERVICES INC, CENTARA CAPITAL SECURITIES INC, CENTAURUS FINANCIAL INC, CENTAURUS TEXAS INC, CES INSURANCE AGENCY INC, CETERA ADVISOR NETWORK LLC, CETERA ADVISOR NETWORK LLC, CETERA ADVISORS INSURANCE SERVICES LLC, CETERA ADVISORS LLC, CETERA FINANCIAL SPECIALIST LLC, CETERA INVESTMENT SERVICES LLC, CFD INVESTMENTS INC, CFS INSURANCE AND TECHNOLOGY SERVICES LLC, CHALICE CAPITAL PARTNERS LLC, CHAPIN DAVIS INSURANCE INC, CHASE INSURANCE AGENCY, CIG RISK MANAGEMENT INC, CITIGROUP LIFE AGENCY LLC, CITIZENS SECURITIES INC, CLIENT ONE SECURITIES LLC, COMMUNITYAMERICA FINANCIAL SOLUTIONS LLC, CONCORDE INVESTMENT SERVICES LLC, COORDINATED CAPITAL SECURITIES, CPS FINANCIAL & INSURANCE SERVICES INC, CROWN CAPITAL INS AGENCY OF NV INC, CROWN CAPITAL INSURANCE AGENCY LLC, CROWN CAPITAL SECURITIES LP, CRUMP LIFE INS SERVICES INC, CUTTER & COMPANY BROKERAGE INC, DEMPSEY FIN NETWORK INC, DEMPSEY LORD SMITH LLC, DORSEY & COMPANY INC, EDWARD D JONES & CO LP, EDWARD JONES INS AGCY OF CA LLC, EDWARD JONES INS AGCY OF MA LLC, EDWARD JONES INS AGCY OF NM LLC, ENTERPRISE GENERAL INS AGENCY INC, ENTERPRISE SECURITIES COMPANY, EQUITY SERVICES INC, ESTATE INSURANCE SERVICES LTD, EXECUTIVE INS AGENCY INC, FARMERS FINANCIAL SOLUTIONS, FASI OF TX INC, FBL MARKETING SERVICES LLC, FIFTH THIRD INSURANCE AGENCY INC, FIFTH THIRD SECURITIES INC, FINANCIAL TELESIS INC, FIRST ALLIED SECURITIES , FIRST CITIZENS INVESTOR SERVICES INC, FIRST HEARTLAND CAPITAL INC, FIRST PALLADIUM LLC, FIRST STATE FINANCIAL MGMT INC, FNBB CAPITAL MARKETS LLC, FORTUNE FINANCIAL SERVICES INC, FORTUNE SECURITIES INC, FOUNDERS FINANCIAL SECURITIES LLC, FSC AGENCY INC, G A REPPLE & COMPANY, GENEOS WEALTH MANAGEMENT INC, GLOBALINK SECURITIES INC, GRADIENT SECURITIES LLC, GRB FINANCIAL LLC, GWN SECURITIES INC, H BECK INC, H&R BLOCK FINANCIAL ADVISORS INC, HANCOCK SECURITIES GROUP LLC, HANTZ AGENCY LLC, HANTZ AGENCY LLC, HANTZ FINANCIAL SERVICES INC, HARBOR FINANCIAL SERVICES LLC, HARBOR INVESTMENT ADVISORY LLC, HARBOUR INVESTMENTS INC, HAZLETT BURT AND WATSON INC, HEFREN TILLOTSON INC, HEREFORD INSURANCE AGENCY INC, HIGHTOWER SECURITIES LLC, HORAN SECURITIES INC, HORNOR TOWNSEND & KENT, HUNTINGTON INVESTMENT COMPANY, HUNTLEIGH SECURITIES CORP (K JACKSON), HWG INS AGENCY INC, ICC INSURANCE AGCY INC, IFP INSURANCE GROUP LLC, IMS INSURANCE AGENCY INC , IMS SECURITIES INC, INDEPENDENT FINANCIAL GROUP INC, INFINEX INVESTMENTS INC, INNOVATION PARTNERS LLC, INSIGHT SECURITIES INC, INTERCONTINENTAL AGENCY LLC, INTERLINK SECURITIES CORP, INTERNATIONAL ASSETS ADVISORY LLC, INTERSECURITIES INSURANCE AGENCY , INTERVEST INTERNATIONAL INC, INTERVEST INTERNAT'L EQUITIES CORP, INVERNESS SECURITIES LLC, INVESTACORP INC, INVESTACORP INC, INVESTMENT CENTER INC, INVESTMENT PLANNERS INC, ISI INSURANCE AGENCY INC (R SIMARD), J J B HILLIARD W L LYONS LLC, J W COLE FINANCIAL INC, JANNEY MONTGOMERY SCOTT LLC, JJB HILLIARD W L LYONS INC, JK FINANCIAL SERVICES INC, JW COLE FINANCIAL INC, KCD FINANCIAL, KCL SERVICE COMPANY OF TEXAS, KESTRA INVESTMENT SERVICES LLC, KESTRA INVESTMENT SERVICES, LLC, KEYCORP INSURANCE AGENCY USA INC, KFG ENTERPRISES INC, KINGSBURY CAPITAL INC, KMS FINANCIAL SERVICES, KOVACK SECURITIES INC, L M KOHN & CO, LARSON FINANCIAL GROUP LLC, LASALLE ST SECURITIES LLC, LEADERS GROUP, LFA LIMITED LIABILITY COMPANY, LIFEMARK SECURITIES CORP, LINCOLN FIN ADVISORS CORP, LINCOLN FINANCIAL SEC CORP, LINCOLN INVESTMENT PLANNING LLC, LINCOLN NATIONAL INS ASSOC INC, LINSCO PRIVATE LEDGER INS ASSOC INC, LION STREET FINANCIAL LLC, LPA INSURANCE AGENCY INC, LPL FINANCIAL CORPORATION, M FINANCIAL SECURITIES MARKETING INC , M HOLDINGS SECURITES INC, M&T SECURITIES INC, MARINER INSURANCE RESOURCES LLC, MB SCHOEN & ASSOCIATES INC, MCG SECURITIES LLC, MERCAP SECURITIES LLC, MERCER HEALTH & BENEFITS ADMINISTRATION LLC, MERRILL LYNCH LIFE AGCY INC, MERRILL LYNCH LIFE AGCY INC, MERRILL LYNCH LIFE AGCY INC, MMC SECURITIES LLC, MML INS AGCY INC, MML INS AGCY INC, MONEY CONCEPTS CAPITAL, MOORS & CABOT INC, MORGAN STANLEY DEAN WITTER INS SVCS INC, MSC OF TX INC, MUTUAL TRUST CO OF AMERICA SECURITIES, MWA FINANCIAL SERVICES INC, MWAGIA INC, NATIONAL SECURITIES CORP, NAVY FEDERAL BROKERAGE SERVICES LLC, NETWORK AGENCY INC, NETWORK AGENCY OF OHIO INC, NEW PENFACS INS AGENCY INC, NEWPORT GROUP SEC INC, NEXT FINANCIAL GROUP, NEXT FINANCIAL GROUP, NORTHLAND SECURITIES INC, NORTHWESTERN MUTUAL INVEST SVCS, NPB FINANCIAL GROUP LLC, NYLIFE INSURANCE AGENCY INC, O N EQUITY

8

SALES COMPANY, OFG FINANCIAL SERVICES INC, OHIO NATIONAL INS AGENCY INC, OHIO NATIONAL INS AGENCY INC, ONEAMERICA SECURITIES INC, OPPENHEIMER & CO INC, PACKERLAND BROKERAGE SERVICES, PARK AVENUE SECURITIES, PARKLAND SECURITIES LLC, PEOPLES SECURITIES INC, PJ ROBB VARIABLE CORP, PLUS AGENCY LLC, PNC INSURANCE SERVICES INC, PREFERRED MARKETING SERVICES INC (M ROTHSCHILD), PRINCIPAL SECURITIES INC, PRIVATE CLIENT SERVICES LLC, PRIVATE LEDGER INS AGCY OF OH INC (P CALFEE), PROEQUITIES INC, PRUDENTIAL DIRECT INC, PURSHE KAPLAN STERLING INS INV, QUEST CAPITAL STRATEGIES INC, QUESTAR AGENCY INC, RAYMOND JAMES & ASSOCIATES INC, RAYMOND JAMES & ASSOCIATES INC, RBC CAPITAL MARKETS CORP, REGULUS ADVISOR LLC, REHMANN INSURANCE GROUP LLC, ROBERT SHOR INSURANCE ASSOCIATES INC, ROBERT W BAIRD & CO INC, ROYAL ALLIANCE ASSOCIATES INC, ROYAL ALLIANCE ASSOCIATES INC, ROYAL ALLIANCE INS AGCY OF MA INC, ROYAL ALLIANCE INS AGCY OF OH INC (L WALLER), S B H U LIFE AGENCY INC, SA STONE WEALTH MANAGEMENT INC, SAGEPOINT FINANCIAL INC, SAXONY INSURANCE AGENCY LLC, SAYBRUS EQUITY SERVICES INC, SBS INSURANCE AGENCY OF FLORIDA INC, SBS INSURANCE AGENCY OF LA INC, SCF SECURITIES INC, SECURIAN FINANCIAL SERVICES INC, SECURITIES AMERICA INC, SECURITIES SERVICE NETWORK INC, SFA INSURANCE SERVICES INC, SIGMA FINANCIAL CORP, SIGNAL SECURITIES INC, SIGNATOR INSURANCE AGENCY INC, SII INVESTMENTS INC, SIMMONS FIRST INS SERVICES INC, SMITH BROWN & GROOVER INC, SNOWDEN INSURANCE SERVICES LLC, SORRENTO PACIFIC FINANCIAL LLC , SOUTHERN WEALTH SECURITIES LLC, SOUTHWEST INSURANCE AGENCY INC, SPIRE INSURANCE AGENCY LLC, ST. BERNARD FINANCIAL SERVICES INC, STANLEY LAMAN GROUP SECURITIES LLC, STEPHENS INSURANCE LLC, STIFEL NICHOLAUS & CO INC, STIFEL NICHOLAUS & CO INC, SUMMIT BROKERAGE SERVICES, INC., SUNSET FINANCIAL SERVICES INC, TFS SECURITIES INC, THOROUGHBRED FINANCIAL SERVICES LLC, THRIVENT INSURANCE AGENCY INC, THURSTON SPRINGER MILLER HERD & TITAK INC, TRANSAMERICA FINANCIAL ADVISORS INC, TRIAD ADVISORS INC, TRIAD ADVISORS INC, TRUSTMONT FINANCIAL GROUP INC, U S BANCORP INVESTMENTS INC, UBS FINANCIAL SERVICES, UNIONBANC INVESTMENT SERVICES LLC, UNITED PLANNERS FINANCIAL, UNITED PLANNERS FINANCIAL, US BANCORP INSURANCE SERVICES LLC, USA FINANCIAL SECURITIES CORP, VALMARK SECURITES INC , VANDERBILT SECURITIES LLC, VOYA FINANCIAL ADVISORS INC, WADDELL & REED INC, WELLS FARGO ADVISORS CALIFORNIA INS AGENCY LLC, WELLS FARGO ADVISORS FINANCIAL NETWORK, WELLS FARGO ADVISORS FINANCIAL NETWORK L, WELLS FARGO ADVISORS FINANCIAL NETWORK L, WESTERN EQUITY GROUP INC, WINTRUST INVESTMENTS LLC, WOODBURY FIN SERVICES INC, WOODBURY FINANCIAL AGENCY OH INC, WORLD CAPITAL BROKERAGE INC, WORLD EQUITY GROUP, WORTH FINANCIAL GROUP INC, ZURES CO FIN & INS SVCS (J BAKER)
Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
EXPERTS
The consolidated financial statements of Pruco Life Insurance Company and its subsidiary as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 and the financial statements of Pruco Life Variable Appreciable Account as of December 31, 2019 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Actuarial matters included in this Statement of Additional Information have been examined by Vy Ho, FSA, MAAA, Vice President and Actuary of Prudential.
PERFORMANCE DATA
Average Annual Total Return
The Account may advertise average annual total return information calculated according to a formula prescribed by the SEC. Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Variable Investment Option from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Variable Investment Option at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Variable Investment Option and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:
P(1+T)n = ERV
Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

9

Non-Standard Total Return
In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.
For the periods prior to the date the Variable Investment Options commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Variable Investment Options were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Variable Investment Options (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.
Government Money Market Yield
The “total return” figures for the Government Money Market Variable Investment Option are calculated using historical investment returns of the Government Money Market Portfolio of the Series Fund as if Pruco Life’s Variable Appreciable Life® had been investing in that Variable Investment Option during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Pruco Life’s Variable Appreciable Life® are not reflected.
The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Government Money Market Variable Investment Option at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the Variable Investment Option at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.
The yields on amounts held in the Government Money Market Variable Investment Option will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.
FINANCIAL STATEMENTS
The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$43,388,874	$152,736,296	$981,040,633	$1,361,602,323	$605,972,391
Net Assets	$43,388,874	$152,736,296	$981,040,633	$1,361,602,323	$605,972,391

NET ASSETS, representing:
Accumulation units	$43,388,874	$152,736,296	$981,040,633	$1,361,602,323	$605,972,391
	$43,388,874	$152,736,296	$981,040,633	$1,361,602,323	$605,972,391

Units outstanding	24,331,716	24,558,488	49,204,073	99,121,110	57,121,720

Portfolio shares held	4,338,887	10,497,340	15,527,709	39,673,727	19,298,484
Portfolio net asset value per share	$10.00	$14.55	$63.18	$34.32	$31.40
Investment in portfolio shares, at cost	$43,388,874	$121,988,974	$359,834,871	$625,316,009	$276,963,917

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$855,867	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	268,520	944,623	5,480,175	7,775,142	3,485,452
Reimbursement for excess expenses	—	(46,282)	(598,330)	(2,849,423)	(1,049,635)
NET EXPENSES	268,520	898,341	4,881,845	4,925,719	2,435,817

NET INVESTMENT INCOME (LOSS)	587,347	(898,341)	(4,881,845)	(4,925,719)	(2,435,817)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	4,063,885	36,789,385	41,096,991	20,394,710
Net change in unrealized appreciation (depreciation) on investments	—	12,479,379	191,685,759	192,593,784	77,710,255
NET GAIN (LOSS) ON INVESTMENTS	—	16,543,264	228,475,144	233,690,775	98,104,965

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$587,347	$15,644,923	$223,593,299	$228,765,056	$95,669,148

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$175,338,752	$64,750,939	$40,902,193	$488,598,757	$123,773,753
Net Assets	$175,338,752	$64,750,939	$40,902,193	$488,598,757	$123,773,753

NET ASSETS, representing:
Accumulation units	$175,338,752	$64,750,939	$40,902,193	$488,598,757	$123,773,753
	$175,338,752	$64,750,939	$40,902,193	$488,598,757	$123,773,753

Units outstanding	18,139,448	10,470,137	3,350,587	51,951,078	26,344,637

Portfolio shares held	4,871,874	11,222,000	1,680,452	6,581,341	2,983,219
Portfolio net asset value per share	$35.99	$5.77	$24.34	$74.24	$41.49
Investment in portfolio shares, at cost	$93,383,873	$58,147,547	$58,087,299	$237,135,183	$60,249,431

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	988,825	376,780	253,303	2,674,864	684,531
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	988,825	376,780	253,303	2,674,864	684,531

NET INVESTMENT INCOME (LOSS)	(988,825)	(376,780)	(253,303)	(2,674,864)	(684,531)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,263,667	246,629	(2,010,137)	13,947,442	3,986,346
Net change in unrealized appreciation (depreciation) on investments	32,451,434	9,176,819	6,290,613	105,386,036	25,929,284
NET GAIN (LOSS) ON INVESTMENTS	37,715,101	9,423,448	4,280,476	119,333,478	29,915,630

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$36,726,276	$9,046,668	$4,027,173	$116,658,614	$29,231,099

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
ASSETS
Investment in the portfolios, at fair value	$18,599,022	$384,721,044	$98,487,281	$20,651,033	$71,186,387
Net Assets	$18,599,022	$384,721,044	$98,487,281	$20,651,033	$71,186,387

NET ASSETS, representing:
Accumulation units	$18,599,022	$384,721,044	$98,487,281	$20,651,033	$71,186,387
	$18,599,022	$384,721,044	$98,487,281	$20,651,033	$71,186,387

Units outstanding	3,951,933	47,090,038	9,227,781	9,310,613	15,956,279

Portfolio shares held	1,373,635	4,713,563	2,288,805	1,322,089	1,745,192
Portfolio net asset value per share	$13.54	$81.62	$43.03	$15.62	$40.79
Investment in portfolio shares, at cost	$16,473,897	$108,871,023	$41,079,404	$18,198,437	$45,228,931

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$458,571	$300,203

EXPENSES
Charges for mortality and expense risk	110,536	2,127,487	568,639	112,908	392,650
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	110,536	2,127,487	568,639	112,908	392,650

NET INVESTMENT INCOME (LOSS)	(110,536)	(2,127,487)	(568,639)	345,663	(92,447)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	817,991	6,782,336
Net realized gain (loss) on shares redeemed	167,489	18,459,831	5,187,532	106,657	2,021,946
Net change in unrealized appreciation (depreciation) on investments	1,004,731	81,672,971	13,936,307	3,217,510	10,388,610
NET GAIN (LOSS) ON INVESTMENTS	1,172,220	100,132,802	19,123,839	4,142,158	19,192,892

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,061,684	$98,005,315	$18,555,200	$4,487,821	$19,100,445

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Prudential SP Small Cap Value Portfolio (Class I)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$73,119,181	$26,854,800	$11,911,361	$15,774,585	$5,578,676
Net Assets	$73,119,181	$26,854,800	$11,911,361	$15,774,585	$5,578,676

NET ASSETS, representing:
Accumulation units	$73,119,181	$26,854,800	$11,911,361	$15,774,585	$5,578,676
	$73,119,181	$26,854,800	$11,911,361	$15,774,585	$5,578,676

Units outstanding	12,099,975	5,274,117	3,437,741	3,042,250	2,055,041

Portfolio shares held	1,230,963	2,291,365	427,543	840,415	601,150
Portfolio net asset value per share	$59.40	$11.72	$27.86	$18.77	$9.28
Investment in portfolio shares, at cost	$35,549,154	$17,162,319	$6,563,482	$7,329,064	$3,888,532

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Prudential SP Small Cap Value Portfolio (Class I)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$525,372	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	401,173	148,273	68,117	87,660	30,828
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	401,173	148,273	68,117	87,660	30,828

NET INVESTMENT INCOME (LOSS)	(401,173)	377,099	(68,117)	(87,660)	(30,828)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	5,847,627	1,439,459	—	—	—
Net realized gain (loss) on shares redeemed	2,593,852	626,572	406,538	927,501	122,284
Net change in unrealized appreciation (depreciation) on investments	12,564,892	3,321,002	1,897,658	3,620,808	1,305,647
NET GAIN (LOSS) ON INVESTMENTS	21,006,371	5,387,033	2,304,196	4,548,309	1,427,931

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$20,605,198	$5,764,132	$2,236,079	$4,460,649	$1,397,103

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$6,780,020	$5,127,296	$3,409,672	$7,229,540	$18,822,306
Net Assets	$6,780,020	$5,127,296	$3,409,672	$7,229,540	$18,822,306

NET ASSETS, representing:
Accumulation units	$6,780,020	$5,127,296	$3,409,672	$7,229,540	$18,822,306
	$6,780,020	$5,127,296	$3,409,672	$7,229,540	$18,822,306

Units outstanding	174,516	252,564	115,423	239,111	1,400,259

Portfolio shares held	146,913	154,997	53,376	136,278	1,271,777
Portfolio net asset value per share	$46.15	$33.08	$63.88	$53.05	$14.80
Investment in portfolio shares, at cost	$3,225,546	$3,012,711	$1,649,609	$3,599,110	$16,328,024

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	37,991	28,714	19,151	41,084	113,154
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	37,991	28,714	19,151	41,084	113,154

NET INVESTMENT INCOME (LOSS)	(37,991)	(28,714)	(19,151)	(41,084)	(113,154)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	375,464	170,434	294,001	295,463	193,174
Net change in unrealized appreciation (depreciation) on investments	1,148,290	1,038,648	557,676	1,422,306	1,474,478
NET GAIN (LOSS) ON INVESTMENTS	1,523,754	1,209,082	851,677	1,717,769	1,667,652

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,485,763	$1,180,368	$832,526	$1,676,685	$1,554,498

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio	AST International Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$5,504,973	$9,108,849	$2,071,940	$8,904,227	$37,236,392
Net Assets	$5,504,973	$9,108,849	$2,071,940	$8,904,227	$37,236,392

NET ASSETS, representing:
Accumulation units	$5,504,973	$9,108,849	$2,071,940	$8,904,227	$37,236,392
	$5,504,973	$9,108,849	$2,071,940	$8,904,227	$37,236,392

Units outstanding	265,953	438,412	118,821	597,367	3,351,378

Portfolio shares held	316,015	444,768	114,725	570,053	1,735,153
Portfolio net asset value per share	$17.42	$20.48	$18.06	$15.62	$21.46
Investment in portfolio shares, at cost	$2,981,498	$5,279,342	$1,553,069	$5,948,478	$32,769,032

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio	AST International Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	32,011	53,484	11,506	51,882	165,850
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	32,011	53,484	11,506	51,882	165,850

NET INVESTMENT INCOME (LOSS)	(32,011)	(53,484)	(11,506)	(51,882)	(165,850)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	270,353	481,527	59,497	256,964	76,035
Net change in unrealized appreciation (depreciation) on investments	718,339	1,092,159	201,423	1,137,771	5,062,777
NET GAIN (LOSS) ON INVESTMENTS	988,692	1,573,686	260,920	1,394,735	5,138,812

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$956,681	$1,520,202	$249,414	$1,342,853	$4,972,962

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$587,347	$(898,341)	$(4,881,845)	$(4,925,719)	$(2,435,817)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	4,063,885	36,789,385	41,096,991	20,394,710
Net change in unrealized appreciation (depreciation) on investments	—	12,479,379	191,685,759	192,593,784	77,710,255
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	587,347	15,644,923	223,593,299	228,765,056	95,669,148

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,720,506	3,407,097	13,183,913	21,431,783	11,049,853
Policy loans	(993,006)	(1,422,195)	(10,734,670)	(12,996,904)	(5,181,900)
Policy loan repayments and interest	1,078,976	1,635,116	13,782,878	18,080,784	7,072,365
Surrenders, withdrawals and death benefits	(7,945,040)	(7,415,483)	(47,304,094)	(65,670,218)	(32,518,245)
Net transfers between other subaccounts
or fixed rate option	2,852,661	(16,573,436)	(10,245,585)	(13,329,449)	(5,366,486)
Miscellaneous transactions	(1,416)	(42,528)	(347,141)	(436,828)	(175,575)
Other charges	(3,163,396)	(3,775,851)	(14,922,433)	(23,006,865)	(11,628,830)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(4,450,715)	(24,187,280)	(56,587,132)	(75,927,697)	(36,748,818)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,863,368)	(8,542,357)	167,006,167	152,837,359	58,920,330

NET ASSETS
Beginning of period	47,252,242	161,278,653	814,034,466	1,208,764,964	547,052,061
End of period	$43,388,874	$152,736,296	$981,040,633	$1,361,602,323	$605,972,391

Beginning units	26,420,352	31,138,995	52,426,583	105,048,534	60,814,966
Units issued	3,869,712	1,032,226	129,403	280,385	244,802
Units redeemed	(5,958,348)	(7,612,733)	(3,351,913)	(6,207,809)	(3,938,048)
Ending units	24,331,716	24,558,488	49,204,073	99,121,110	57,121,720

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(988,825)	$(376,780)	$(253,303)	$(2,674,864)	$(684,531)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,263,667	246,629	(2,010,137)	13,947,442	3,986,346
Net change in unrealized appreciation (depreciation) on investments	32,451,434	9,176,819	6,290,613	105,386,036	25,929,284
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	36,726,276	9,046,668	4,027,173	116,658,614	29,231,099

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,017,629	1,628,482	1,138,112	8,262,690	2,847,603
Policy loans	(1,928,255)	(716,079)	(610,419)	(4,098,346)	(1,395,346)
Policy loan repayments and interest	2,900,954	883,347	1,327,605	4,375,647	1,569,952
Surrenders, withdrawals and death benefits	(8,549,247)	(3,797,149)	(2,724,308)	(21,993,626)	(5,256,827)
Net transfers between other subaccounts
or fixed rate option	(2,602,660)	305,490	(2,115,814)	1,809,812	(1,707,748)
Miscellaneous transactions	(50,275)	(19,120)	71	(129,177)	(41,844)
Other charges	(4,261,242)	(1,671,827)	(894,002)	(9,671,200)	(2,680,743)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(10,473,096)	(3,386,856)	(3,878,755)	(21,444,200)	(6,664,953)

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,253,180	5,659,812	148,418	95,214,414	22,566,146

NET ASSETS
Beginning of period	149,085,572	59,091,127	40,753,775	393,384,343	101,207,607
End of period	$175,338,752	$64,750,939	$40,902,193	$488,598,757	$123,773,753

Beginning units	19,329,839	11,066,456	3,673,166	54,105,180	27,924,907
Units issued	199,732	215,238	31,499	1,163,656	363,575
Units redeemed	(1,390,123)	(811,557)	(354,078)	(3,317,758)	(1,943,845)
Ending units	18,139,448	10,470,137	3,350,587	51,951,078	26,344,637

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(110,536)	$(2,127,487)	$(568,639)	$345,663	$(92,447)
Capital gains distributions received	—	—	—	817,991	6,782,336
Net realized gain (loss) on shares redeemed	167,489	18,459,831	5,187,532	106,657	2,021,946
Net change in unrealized appreciation (depreciation) on investments	1,004,731	81,672,971	13,936,307	3,217,510	10,388,610
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,061,684	98,005,315	18,555,200	4,487,821	19,100,445

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	504,990	8,537,974	1,027,843	940,454	2,781,351
Policy loans	(154,745)	(4,963,429)	(1,178,073)	(297,859)	(1,086,206)
Policy loan repayments and interest	319,696	4,413,138	1,494,627	268,600	836,424
Surrenders, withdrawals and death benefits	(951,050)	(18,376,992)	(6,427,479)	(1,019,352)	(3,589,503)
Net transfers between other subaccounts
or fixed rate option	(568,951)	(2,425,765)	(2,145,932)	(57,904)	(937,603)
Miscellaneous transactions	(970)	(130,201)	(34,389)	(4,392)	(5,366)
Other charges	(409,634)	(9,469,935)	(1,303,553)	(762,843)	(2,553,645)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(1,260,664)	(22,415,210)	(8,566,956)	(933,296)	(4,554,548)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(198,980)	75,590,105	9,988,244	3,554,525	14,545,897

NET ASSETS
Beginning of period	18,798,002	309,130,939	88,499,037	17,096,508	56,640,490
End of period	$18,599,022	$384,721,044	$98,487,281	$20,651,033	$71,186,387

Beginning units	4,233,088	50,241,097	10,090,420	9,790,020	17,103,146
Units issued	154,529	350,606	34,343	254,210	262,260
Units redeemed	(435,684)	(3,501,665)	(896,982)	(733,617)	(1,409,127)
Ending units	3,951,933	47,090,038	9,227,781	9,310,613	15,956,279

The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Prudential SP Small Cap Value Portfolio (Class I)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(401,173)	$377,099	$(68,117)	$(87,660)	$(30,828)
Capital gains distributions received	5,847,627	1,439,459	—	—	—
Net realized gain (loss) on shares redeemed	2,593,852	626,572	406,538	927,501	122,284
Net change in unrealized appreciation (depreciation) on investments	12,564,892	3,321,002	1,897,658	3,620,808	1,305,647
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	20,605,198	5,764,132	2,236,079	4,460,649	1,397,103

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,280,056	1,041,231	382,446	514,472	206,863
Policy loans	(1,071,481)	(406,982)	(192,546)	(305,633)	(117,419)
Policy loan repayments and interest	573,885	289,987	122,925	411,836	47,071
Surrenders, withdrawals and death benefits	(2,909,239)	(1,127,271)	(512,967)	(866,769)	(191,389)
Net transfers between other subaccounts
or fixed rate option	(563,890)	(285,257)	(67,082)	(435,510)	(128,515)
Miscellaneous transactions	27	(3,296)	(5,302)	(10,785)	(86)
Other charges	(2,460,113)	(1,051,169)	(420,409)	(571,829)	(221,884)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(4,150,755)	(1,542,757)	(692,935)	(1,264,218)	(405,359)

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,454,443	4,221,375	1,543,144	3,196,431	991,744

NET ASSETS
Beginning of period	56,664,738	22,633,425	10,368,217	12,578,154	4,586,932
End of period	$73,119,181	$26,854,800	$11,911,361	$15,774,585	$5,578,676

Beginning units	12,876,915	5,613,129	3,652,311	3,320,675	2,223,579
Units issued	102,091	72,876	75,222	122,236	54,176
Units redeemed	(879,031)	(411,888)	(289,792)	(400,661)	(222,714)
Ending units	12,099,975	5,274,117	3,437,741	3,042,250	2,055,041

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(37,991)	$(28,714)	$(19,151)	$(41,084)	$(113,154)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	375,464	170,434	294,001	295,463	193,174
Net change in unrealized appreciation (depreciation) on investments	1,148,290	1,038,648	557,676	1,422,306	1,474,478
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,485,763	1,180,368	832,526	1,676,685	1,554,498

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	275,557	175,886	118,122	176,911	447,804
Policy loans	(110,313)	(53,842)	(78,817)	(123,141)	(92,251)
Policy loan repayments and interest	58,978	65,105	136,791	83,385	67,121
Surrenders, withdrawals and death benefits	(337,663)	(193,326)	(274,309)	(190,569)	(324,316)
Net transfers between other subaccounts
or fixed rate option	352,878	(58,493)	58,864	31,300	(101,885)
Miscellaneous transactions	954	1,058	(4,349)	(1,773)	(336)
Other charges	(279,151)	(173,601)	(131,592)	(227,549)	(1,318,096)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(38,760)	(237,213)	(175,290)	(251,436)	(1,321,959)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,447,003	943,155	657,236	1,425,249	232,539

NET ASSETS
Beginning of period	5,333,017	4,184,141	2,752,436	5,804,291	18,589,767
End of period	$6,780,020	$5,127,296	$3,409,672	$7,229,540	$18,822,306

Beginning units	174,972	265,361	121,914	248,305	1,501,522
Units issued	19,670	11,091	15,505	11,951	33,714
Units redeemed	(20,126)	(23,888)	(21,996)	(21,145)	(134,977)
Ending units	174,516	252,564	115,423	239,111	1,400,259
The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio	AST International Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(32,011)	$(53,484)	$(11,506)	$(51,882)	$(165,850)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	270,353	481,527	59,497	256,964	76,035
Net change in unrealized appreciation (depreciation) on investments	718,339	1,092,159	201,423	1,137,771	5,062,777
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	956,681	1,520,202	249,414	1,342,853	4,972,962

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	192,315	631,267	137,488	493,424	203,275
Policy loans	(111,590)	(71,494)	(32,106)	(230,148)	(40,939)
Policy loan repayments and interest	25,879	41,743	32,554	126,909	207,703
Surrenders, withdrawals and death benefits	(342,540)	(409,446)	(158,741)	(354,413)	(151,410)
Net transfers between other subaccounts
or fixed rate option	15,250	(472,534)	168,052	(139,644)	15,089,603
Miscellaneous transactions	(683)	(2,605)	(129)	(439)	(2,286)
Other charges	(210,771)	(582,256)	(154,645)	(516,381)	(849,513)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(432,140)	(865,325)	(7,527)	(620,692)	14,456,433

TOTAL INCREASE (DECREASE) IN NET ASSETS	524,541	654,877	241,887	722,161	19,429,395

NET ASSETS
Beginning of period	4,980,432	8,453,972	1,830,053	8,182,066	17,806,997
End of period	$5,504,973	$9,108,849	$2,071,940	$8,904,227	$37,236,392

Beginning units	288,335	483,003	119,700	641,790	1,912,114
Units issued	9,784	17,887	15,552	15,887	1,561,084
Units redeemed	(32,166)	(62,478)	(16,431)	(60,310)	(121,820)
Ending units	265,953	438,412	118,821	597,367	3,351,378

The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$439,929	$(927,451)	$(5,035,577)	$(5,045,068)	$(2,468,815)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,673,762	46,198,912	37,166,208	16,370,046
Net change in unrealized appreciation (depreciation) on investments	—	(1,788,056)	(83,876,200)	(88,798,762)	(29,839,054)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	439,929	(1,041,745)	(42,712,865)	(56,677,622)	(15,937,823)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,045,501	4,078,810	14,766,631	25,022,013	13,400,384
Policy loans	(829,052)	(1,376,024)	(10,276,232)	(13,394,743)	(5,282,190)
Policy loan repayments and interest	1,324,172	1,553,346	13,046,337	19,079,103	7,117,234
Surrenders, withdrawals and death benefits	(4,485,110)	(7,249,125)	(51,430,198)	(65,395,720)	(31,328,939)
Net transfers between other subaccounts
or fixed rate option	(1,688,186)	39,627,699	(15,473,240)	(15,694,927)	(3,185,087)
Miscellaneous transactions	857	3,888	(95,879)	115,101	2,097
Other charges	(3,710,589)	(3,900,676)	(15,273,792)	(23,402,590)	(11,931,035)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(4,342,407)	32,737,918	(64,736,373)	(73,671,763)	(31,207,536)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,902,478)	31,696,173	(107,449,238)	(130,349,385)	(47,145,359)

NET ASSETS
Beginning of period	51,154,720	129,582,480	921,483,704	1,339,114,349	594,197,420
End of period	$47,252,242	$161,278,653	$814,034,466	$1,208,764,964	$547,052,061

Beginning units	29,000,437	21,476,439	56,031,939	112,908,265	64,217,237
Units issued	3,305,755	12,086,619	651,396	333,423	192,594
Units redeemed	(5,885,840)	(2,424,063)	(4,256,752)	(8,193,154)	(3,594,865)
Ending units	26,420,352	31,138,995	52,426,583	105,048,534	60,814,966

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(1,031,926)	$1,413,880	$(303,999)	$(2,623,860)	$(690,002)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,619,982	(84,727)	(2,448,050)	18,895,639	3,651,645
Net change in unrealized appreciation (depreciation) on investments	(24,854,892)	(2,427,318)	(6,699,215)	(37,737,180)	(11,582,958)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(17,266,836)	(1,098,165)	(9,451,264)	(21,465,401)	(8,621,315)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,419,223	1,835,364	1,258,336	8,889,712	3,110,748
Policy loans	(1,994,148)	(718,760)	(796,913)	(4,303,941)	(1,361,200)
Policy loan repayments and interest	2,066,343	858,399	1,386,039	4,063,387	1,381,408
Surrenders, withdrawals and death benefits	(8,284,231)	(3,235,714)	(2,840,841)	(17,230,880)	(4,832,427)
Net transfers between other subaccounts
or fixed rate option	(8,709,037)	(468,495)	(2,664,770)	4,588,196	1,017,648
Miscellaneous transactions	(44,065)	1,012	(9,901)	85,575	27,853
Other charges	(4,325,601)	(1,687,826)	(1,006,234)	(9,353,320)	(2,666,920)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(16,871,516)	(3,416,020)	(4,674,284)	(13,261,271)	(3,322,890)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(34,138,352)	(4,514,185)	(14,125,548)	(34,726,672)	(11,944,205)

NET ASSETS
Beginning of period	183,223,924	63,605,312	54,879,323	428,111,015	113,151,812
End of period	$149,085,572	$59,091,127	$40,753,775	$393,384,343	$101,207,607

Beginning units	20,891,627	11,647,704	4,028,174	56,657,980	28,801,366
Units issued	366,298	249,200	169,718	3,585,986	1,077,143
Units redeemed	(1,928,086)	(830,448)	(524,726)	(6,138,786)	(1,953,602)
Ending units	19,329,839	11,066,456	3,673,166	54,105,180	27,924,907

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(112,912)	$(2,107,249)	$(642,356)	$143,841	$(36,039)
Capital gains distributions received	—	—	—	1,861,543	3,081,480
Net realized gain (loss) on shares redeemed	87,824	14,471,544	6,672,789	309,614	1,994,566
Net change in unrealized appreciation (depreciation) on investments	8,466	(15,343,055)	(14,764,253)	(5,305,277)	(6,652,024)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(16,622)	(2,978,760)	(8,733,820)	(2,990,279)	(1,612,017)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	625,112	9,130,005	1,134,088	999,395	2,960,622
Policy loans	(188,763)	(5,101,184)	(1,120,575)	(283,297)	(1,201,829)
Policy loan repayments and interest	281,503	4,209,921	1,343,669	226,345	706,365
Surrenders, withdrawals and death benefits	(1,236,455)	(16,156,007)	(5,137,569)	(1,019,819)	(3,719,224)
Net transfers between other subaccounts
or fixed rate option	(20,431)	703,957	(5,677,334)	(219,306)	(759,854)
Miscellaneous transactions	1,498	39,639	5,794	(2,304)	13,415
Other charges	(428,049)	(9,403,013)	(1,398,800)	(788,358)	(2,567,979)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(965,585)	(16,576,682)	(10,850,727)	(1,087,344)	(4,568,484)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(982,207)	(19,555,442)	(19,584,547)	(4,077,623)	(6,180,501)

NET ASSETS
Beginning of period	19,780,209	328,686,381	108,083,584	21,174,131	62,820,991
End of period	$18,798,002	$309,130,939	$88,499,037	$17,096,508	$56,640,490

Beginning units	4,455,725	52,775,371	11,180,663	10,340,143	18,369,839
Units issued	229,099	476,673	67,545	251,486	193,304
Units redeemed	(451,736)	(3,010,947)	(1,157,788)	(801,609)	(1,459,997)
Ending units	4,233,088	50,241,097	10,090,420	9,790,020	17,103,146

The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Prudential SP Small Cap Value Portfolio (Class I)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(323,555)	$274,040	$(73,527)	$(84,984)	$(31,670)
Capital gains distributions received	4,244,366	1,644	—	—	—
Net realized gain (loss) on shares redeemed	2,465,734	766,279	411,525	481,495	141,507
Net change in unrealized appreciation (depreciation) on investments	(4,963,164)	(3,445,132)	(2,065,645)	(1,534,786)	(815,833)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,423,381	(2,403,169)	(1,727,647)	(1,138,275)	(705,996)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,399,487	1,150,193	563,262	723,554	419,806
Policy loans	(1,085,289)	(455,826)	(165,594)	(234,656)	(101,101)
Policy loan repayments and interest	604,891	273,327	131,303	206,007	80,724
Surrenders, withdrawals and death benefits	(3,348,690)	(1,111,707)	(363,790)	(390,769)	(106,729)
Net transfers between other subaccounts
or fixed rate option	218,895	(368,373)	(105,341)	(159,769)	(36,548)
Miscellaneous transactions	28,100	(1,182)	597	(707)	94
Other charges	(2,369,098)	(1,079,441)	(467,242)	(555,223)	(284,555)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(3,551,704)	(1,593,009)	(406,805)	(411,563)	(28,309)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,128,323)	(3,996,178)	(2,134,452)	(1,549,838)	(734,305)

NET ASSETS
Beginning of period	58,793,061	26,629,603	12,502,669	14,127,992	5,321,237
End of period	$56,664,738	$22,633,425	$10,368,217	$12,578,154	$4,586,932

Beginning units	13,635,039	5,963,930	3,773,946	3,416,619	2,235,570
Units issued	181,610	81,386	141,750	134,837	262,219
Units redeemed	(939,734)	(432,187)	(263,385)	(230,781)	(274,210)
Ending units	12,876,915	5,613,129	3,652,311	3,320,675	2,223,579

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(33,425)	$(30,640)	$(19,026)	$(39,431)	$(114,873)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	335,700	244,498	177,017	178,194	74,596
Net change in unrealized appreciation (depreciation) on investments	(194,232)	(918,887)	(244,892)	(759,921)	(216,468)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	108,043	(705,029)	(86,901)	(621,158)	(256,745)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	245,352	174,898	112,847	193,778	549,681
Policy loans	(104,041)	(75,215)	(55,230)	(116,199)	(97,429)
Policy loan repayments and interest	55,254	39,417	30,092	143,293	63,720
Surrenders, withdrawals and death benefits	(350,471)	(188,286)	(69,648)	(138,131)	(226,395)
Net transfers between other subaccounts
or fixed rate option	823,619	(99,112)	(168,700)	516,270	(49,816)
Miscellaneous transactions	690	(1,291)	43	(209)	226
Other charges	(256,666)	(186,009)	(125,425)	(241,994)	(1,325,910)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	413,737	(335,598)	(276,021)	356,808	(1,085,923)

TOTAL INCREASE (DECREASE) IN NET ASSETS	521,780	(1,040,627)	(362,922)	(264,350)	(1,342,668)

NET ASSETS
Beginning of period	4,811,237	5,224,768	3,115,358	6,068,641	19,932,435
End of period	$5,333,017	$4,184,141	$2,752,436	$5,804,291	$18,589,767

Beginning units	162,974	282,760	133,476	236,372	1,589,758
Units issued	32,012	15,187	3,536	23,937	33,349
Units redeemed	(20,014)	(32,586)	(15,098)	(12,004)	(121,585)
Ending units	174,972	265,361	121,914	248,305	1,501,522

The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio	AST International Value Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(32,436)	$(58,611)	$(11,603)	$(55,628)	$(126,725)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	196,349	914,395	47,164	441,479	2,391,693
Net change in unrealized appreciation (depreciation) on investments	(458,713)	(1,317,139)	(102,041)	(903,805)	(5,635,091)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(294,800)	(461,355)	(66,480)	(517,954)	(3,370,123)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	214,741	628,377	151,745	653,237	231,706
Policy loans	(27,611)	(60,873)	(29,548)	(151,091)	(66,916)
Policy loan repayments and interest	121,722	41,195	6,870	226,539	78,060
Surrenders, withdrawals and death benefits	(233,443)	(1,560,575)	(109,529)	(678,898)	(183,241)
Net transfers between other subaccounts
or fixed rate option	(59,992)	(219,759)	65,016	(640,070)	(15,799,642)
Miscellaneous transactions	162	(11,990)	89	1,000	127
Other charges	(282,896)	(610,311)	(146,811)	(527,690)	(661,343)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(267,317)	(1,793,936)	(62,168)	(1,116,973)	(16,401,249)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(562,117)	(2,255,291)	(128,648)	(1,634,927)	(19,771,372)

NET ASSETS
Beginning of period	5,542,549	10,709,263	1,958,701	9,816,993	37,578,369
End of period	$4,980,432	$8,453,972	$1,830,053	$8,182,066	$17,806,997

Beginning units	303,016	578,180	123,731	725,009	3,363,771
Units issued	10,368	30,484	10,248	36,545	22,014
Units redeemed	(25,049)	(125,661)	(14,279)	(119,764)	(1,473,671)
Ending units	288,335	483,003	119,700	641,790	1,912,114

The accompanying notes are an integral part of these financial statements.
A18

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT
December 31, 2019

Note 1:	General

Pruco Life Variable Appreciable Account (the “Account”) was established under the laws of the State of Arizona on January 13, 1984 as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life. Proceeds from purchases of Pruco Life’s Variable Appreciable Life (“VAL”) and Pruco Life’s Variable Universal Life (“VUL”) contracts (individually, a “contract” or "product" and collectively, the “contracts” or "products") are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contracts. The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio	MFS® Growth Series (Initial Class)
Prudential Diversified Bond Portfolio	American Century VP Value Fund (Class I)
Prudential Equity Portfolio (Class I)	Prudential SP Small Cap Value Portfolio (Class I)
Prudential Flexible Managed Portfolio	SP Prudential U.S. Emerging Growth Portfolio (Class I)
Prudential Conservative Balanced Portfolio	Prudential SP International Growth Portfolio (Class I)
Prudential Value Portfolio (Class I)	AST T. Rowe Price Large-Cap Growth Portfolio
Prudential High Yield Bond Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio
Prudential Natural Resources Portfolio (Class I)	AST Loomis Sayles Large-Cap Growth Portfolio
Prudential Stock Index Portfolio	AST Small-Cap Growth Portfolio
Prudential Global Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
Prudential Government Income Portfolio	AST Wellington Management Hedged Equity Portfolio
Prudential Jennison Portfolio (Class I)	AST Balanced Asset Allocation Portfolio
Prudential Small Capitalization Stock Portfolio	AST Preservation Asset Allocation Portfolio
T. Rowe Price International Stock Portfolio	AST BlackRock Global Strategies Portfolio
Janus Henderson VIT Research Portfolio (Institutional Shares)	AST International Value Portfolio

There were no mergers during the period ended December 31, 2019.

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of the VUL product which invests in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account.

A19

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the average cost method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2019, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:	Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

A20

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2019 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio	$6,138,240	$10,857,475
Prudential Diversified Bond Portfolio	4,160,724	29,246,345
Prudential Equity Portfolio (Class I)	529,701	61,998,677
Prudential Flexible Managed Portfolio	935,190	81,788,606
Prudential Conservative Balanced Portfolio	1,033,434	40,218,068
Prudential Value Portfolio (Class I)	1,130,700	12,592,621
Prudential High Yield Bond Portfolio	1,117,054	4,880,690
Prudential Natural Resources Portfolio (Class I)	335,167	4,467,225
Prudential Stock Index Portfolio	6,286,736	30,405,800
Prudential Global Portfolio	1,292,659	8,642,143
Prudential Government Income Portfolio	675,906	2,047,106
Prudential Jennison Portfolio (Class I)	2,143,751	26,686,448
Prudential Small Capitalization Stock Portfolio	284,558	9,420,154
T. Rowe Price International Stock Portfolio	469,064	1,515,268
Janus Henderson VIT Research Portfolio (Institutional Shares)	943,364	5,890,562
MFS® Growth Series (Initial Class)	484,855	5,036,783
American Century VP Value Fund (Class I)	304,572	1,995,602
Prudential SP Small Cap Value Portfolio (Class I)	226,101	987,153
SP Prudential U.S. Emerging Growth Portfolio (Class I)	552,572	1,904,451
Prudential SP International Growth Portfolio (Class I)	124,225	560,412
AST T. Rowe Price Large-Cap Growth Portfolio	673,202	749,954
AST Hotchkis & Wiley Large-Cap Value Portfolio	199,598	465,525
AST Loomis Sayles Large-Cap Growth Portfolio	404,531	598,972
AST Small-Cap Growth Portfolio	328,412	620,932
AST BlackRock/Loomis Sayles Bond Portfolio	407,979	1,843,092
AST Wellington Management Hedged Equity Portfolio	177,495	641,645
AST Balanced Asset Allocation Portfolio	330,301	1,249,110
AST Preservation Asset Allocation Portfolio	255,558	274,592
AST BlackRock Global Strategies Portfolio	209,539	882,112
AST International Value Portfolio	15,667,119	1,376,536

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC (“PGIM Investments”), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and QMA LLC (formerly Quantitative Management Associates LLC), each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

A21

Note 6:	Related Party Transactions (continued)

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of The Prudential Series Fund and the Advanced Series Trust. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of Prudential Financial violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.

Note 7:	Financial Highlights

Pruco Life sells a number of variable life insurance products that are funded through the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Pruco Life and funded through the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available contract options offered by Pruco Life.

A22

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio
December 31, 2019	24,332	$1.42	to	$2.49	$43,389	1.91%		0.60%	to	0.60%	1.30%	to	1.32%
December 31, 2018	26,420	$1.40	to	$2.46	$47,252	1.52%		0.60%	to	0.60%	0.93%	to	0.93%
December 31, 2017	29,000	$1.39	to	$2.44	$51,155	0.55%		0.60%	to	0.60%	-0.04%	to	-0.02%
December 31, 2016	33,378	$1.39	to	$2.44	$60,539	0.09%		0.60%	to	0.60%	-0.51%	to	-0.49%
December 31, 2015	35,002	$1.40	to	$2.45	$64,061	0.00%	(1)	0.60%	to	0.60%	-0.59%	to	-0.56%

	Prudential Diversified Bond Portfolio
December 31, 2019	24,558	$3.33	to	$8.89	$152,736	0.00%		0.56%	to	0.60%	10.24%	to	10.28%
December 31, 2018	31,139	$3.03	to	$8.06	$161,279	0.00%		0.56%	to	0.60%	-0.75%	to	-0.72%
December 31, 2017	21,476	$3.05	to	$8.12	$129,582	0.00%		0.56%	to	0.60%	6.37%	to	6.41%
December 31, 2016	22,379	$2.87	to	$7.63	$127,536	0.00%		0.56%	to	0.60%	4.96%	to	5.00%
December 31, 2015	23,458	$2.73	to	$7.27	$126,872	0.00%		0.54%	to	0.60%	-0.86%	to	-0.80%

	Prudential Equity Portfolio (Class I)
December 31, 2019	49,204	$4.72	to	$25.37	$981,041	0.00%		0.53%	to	0.60%	28.12%	to	28.21%
December 31, 2018	52,427	$3.68	to	$19.79	$814,034	0.00%		0.53%	to	0.60%	-5.42%	to	-5.36%
December 31, 2017	56,032	$3.89	to	$20.91	$921,484	0.00%		0.53%	to	0.60%	25.03%	to	25.12%
December 31, 2016	59,098	$3.11	to	$16.71	$775,990	0.00%		0.53%	to	0.60%	3.16%	to	3.23%
December 31, 2015	62,557	$3.02	to	$16.19	$793,545	0.00%		0.53%	to	0.60%	1.75%	to	1.82%

	Prudential Flexible Managed Portfolio
December 31, 2019	99,121	$3.90	to	$15.11	$1,361,602	0.00%		0.37%	to	0.60%	19.16%	to	19.43%
December 31, 2018	105,049	$3.27	to	$12.65	$1,208,765	0.00%		0.38%	to	0.60%	-4.76%	to	-4.54%
December 31, 2017	112,908	$3.44	to	$13.25	$1,339,114	0.00%		0.37%	to	0.60%	14.28%	to	14.54%
December 31, 2016	118,219	$3.01	to	$11.57	$1,228,569	0.00%		0.38%	to	0.60%	7.87%	to	8.11%
December 31, 2015	118,422	$2.79	to	$10.70	$1,178,131	0.00%		0.37%	to	0.60%	0.41%	to	0.64%

	Prudential Conservative Balanced Portfolio
December 31, 2019	57,122	$3.55	to	$11.40	$605,972	0.00%		0.41%	to	0.60%	17.79%	to	18.00%
December 31, 2018	60,815	$3.01	to	$9.66	$547,052	0.00%		0.42%	to	0.60%	-3.05%	to	-2.87%
December 31, 2017	64,217	$3.11	to	$9.94	$594,197	0.00%		0.41%	to	0.60%	11.70%	to	11.90%
December 31, 2016	67,912	$2.78	to	$8.89	$561,877	0.00%		0.42%	to	0.60%	6.64%	to	6.83%
December 31, 2015	74,007	$2.61	to	$8.32	$560,882	0.00%		0.42%	to	0.60%	-0.20%	to	-0.02%

	Prudential Value Portfolio (Class I)
December 31, 2019	18,139	$5.12	to	$15.95	$175,339	0.00%		0.60%	to	0.60%	25.31%	to	25.31%
December 31, 2018	19,330	$4.08	to	$12.73	$149,086	0.00%		0.60%	to	0.60%	-10.42%	to	-10.42%
December 31, 2017	20,892	$4.56	to	$14.21	$183,224	0.00%		0.60%	to	0.60%	16.29%	to	16.29%
December 31, 2016	22,542	$3.92	to	$12.22	$168,993	0.00%		0.60%	to	0.60%	10.73%	to	10.73%
December 31, 2015	27,265	$3.54	to	$11.04	$174,217	0.00%		0.60%	to	0.60%	-8.74%	to	-8.74%

	Prudential High Yield Bond Portfolio
December 31, 2019	10,470	$3.71	to	$8.03	$64,751	0.00%		0.60%	to	0.60%	15.63%	to	15.64%
December 31, 2018	11,066	$3.21	to	$6.94	$59,091	2.88%		0.60%	to	0.60%	-1.86%	to	-1.84%
December 31, 2017	11,648	$3.27	to	$7.07	$63,605	6.36%		0.60%	to	0.60%	7.16%	to	7.17%
December 31, 2016	463,233	$3.05	to	$6.60	$1,437,547	6.49%		0.60%	to	0.60%	15.54%	to	15.55%
December 31, 2015	472,756	$2.64	to	$5.71	$1,270,020	6.23%		0.60%	to	0.60%	-3.04%	to	-3.03%

	Prudential Natural Resources Portfolio (Class I)
December 31, 2019	3,351	$12.21	to	$12.21	$40,902	0.00%		0.60%	to	0.60%	10.03%	to	10.03%
December 31, 2018	3,673	$11.10	to	$11.10	$40,754	0.00%		0.60%	to	0.60%	-18.56%	to	-18.56%
December 31, 2017	4,028	$13.62	to	$13.62	$54,879	0.00%		0.60%	to	0.60%	-0.78%	to	-0.78%
December 31, 2016	4,451	$13.73	to	$13.73	$61,117	0.00%		0.60%	to	0.60%	24.62%	to	24.62%
December 31, 2015	4,779	$11.02	to	$11.02	$52,660	0.00%		0.60%	to	0.60%	-28.62%	to	-28.62%

A23

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Stock Index Portfolio
December 31, 2019	51,951	$5.54	to	$16.99	$488,599	0.00%	0.60%	to	0.60%	30.29%	to	30.29%
December 31, 2018	54,105	$4.26	to	$13.04	$393,384	0.00%	0.60%	to	0.60%	-5.19%	to	-5.19%
December 31, 2017	56,658	$4.49	to	$13.75	$428,111	1.57%	0.60%	to	0.60%	20.74%	to	20.74%
December 31, 2016	61,190	$3.72	to	$11.39	$377,277	1.85%	0.60%	to	0.60%	11.16%	to	11.17%
December 31, 2015	61,582	$3.34	to	$10.25	$346,827	1.49%	0.60%	to	0.60%	0.58%	to	0.58%

	Prudential Global Portfolio
December 31, 2019	26,345	$3.96	to	$5.15	$123,774	0.00%	0.60%	to	0.60%	29.61%	to	29.61%
December 31, 2018	27,925	$3.06	to	$3.97	$101,208	0.00%	0.60%	to	0.60%	-7.87%	to	-7.87%
December 31, 2017	28,801	$3.32	to	$4.31	$113,152	0.00%	0.60%	to	0.60%	24.10%	to	24.10%
December 31, 2016	30,762	$2.67	to	$3.48	$96,848	0.00%	0.60%	to	0.60%	3.82%	to	3.82%
December 31, 2015	32,577	$2.58	to	$3.35	$98,739	0.00%	0.60%	to	0.60%	1.76%	to	1.76%

	Prudential Government Income Portfolio
December 31, 2019	3,952	$4.71	to	$4.71	$18,599	0.00%	0.60%	to	0.60%	5.98%	to	5.98%
December 31, 2018	4,233	$4.44	to	$4.44	$18,798	0.00%	0.60%	to	0.60%	0.03%	to	0.03%
December 31, 2017	4,456	$4.44	to	$4.44	$19,780	0.00%	0.60%	to	0.60%	2.33%	to	2.33%
December 31, 2016	4,847	$4.34	to	$4.34	$21,028	0.00%	0.60%	to	0.60%	1.56%	to	1.56%
December 31, 2015	4,879	$4.27	to	$4.27	$20,843	0.00%	0.60%	to	0.60%	0.07%	to	0.07%

	Prudential Jennison Portfolio (Class I)
December 31, 2019	47,090	$6.82	to	$9.84	$384,721	0.00%	0.60%	to	0.60%	32.55%	to	32.55%
December 31, 2018	50,241	$5.14	to	$7.43	$309,131	0.00%	0.60%	to	0.60%	-1.37%	to	-1.37%
December 31, 2017	52,775	$5.21	to	$7.53	$328,686	0.00%	0.60%	to	0.60%	35.88%	to	35.88%
December 31, 2016	55,964	$3.84	to	$5.54	$255,904	0.00%	0.60%	to	0.60%	-1.49%	to	-1.49%
December 31, 2015	59,548	$3.90	to	$5.62	$276,252	0.00%	0.60%	to	0.60%	10.82%	to	10.82%

	Prudential Small Capitalization Stock Portfolio
December 31, 2019	9,228	$10.67	to	$10.67	$98,487	0.00%	0.60%	to	0.60%	21.69%	to	21.69%
December 31, 2018	10,090	$8.77	to	$8.77	$88,499	0.00%	0.60%	to	0.60%	-9.27%	to	-9.27%
December 31, 2017	11,181	$9.67	to	$9.67	$108,084	0.00%	0.60%	to	0.60%	12.33%	to	12.33%
December 31, 2016	11,760	$8.61	to	$8.61	$101,209	0.00%	0.60%	to	0.60%	25.75%	to	25.75%
December 31, 2015	12,201	$6.84	to	$6.84	$83,498	0.00%	0.60%	to	0.60%	-2.87%	to	-2.87%

	T. Rowe Price International Stock Portfolio
December 31, 2019	9,311	$2.22	to	$2.22	$20,651	2.43%	0.60%	to	0.60%	27.01%	to	27.01%
December 31, 2018	9,790	$1.75	to	$1.75	$17,097	1.32%	0.60%	to	0.60%	-14.72%	to	-14.72%
December 31, 2017	10,340	$2.05	to	$2.05	$21,174	1.11%	0.60%	to	0.60%	27.13%	to	27.13%
December 31, 2016	10,599	$1.61	to	$1.61	$17,073	1.06%	0.60%	to	0.60%	1.52%	to	1.52%
December 31, 2015	11,047	$1.59	to	$1.59	$17,530	0.93%	0.60%	to	0.60%	-1.49%	to	-1.49%

	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2019	15,956	$4.46	to	$4.46	$71,186	0.46%	0.60%	to	0.60%	34.71%	to	34.71%
December 31, 2018	17,103	$3.31	to	$3.31	$56,640	0.54%	0.60%	to	0.60%	-3.16%	to	-3.16%
December 31, 2017	18,370	$3.42	to	$3.42	$62,821	0.39%	0.60%	to	0.60%	27.12%	to	27.12%
December 31, 2016	19,634	$2.69	to	$2.69	$52,820	0.54%	0.60%	to	0.60%	-0.10%	to	-0.10%
December 31, 2015	21,086	$2.69	to	$2.69	$56,781	0.63%	0.60%	to	0.60%	4.72%	to	4.72%

	MFS® Growth Series (Initial Class)
December 31, 2019	12,100	$6.04	to	$6.04	$73,119	0.00%	0.60%	to	0.60%	37.32%	to	37.32%
December 31, 2018	12,877	$4.40	to	$4.40	$56,665	0.09%	0.60%	to	0.60%	2.05%	to	2.05%
December 31, 2017	13,635	$4.31	to	$4.31	$58,793	0.10%	0.60%	to	0.60%	30.62%	to	30.62%
December 31, 2016	14,404	$3.30	to	$3.30	$47,547	0.04%	0.60%	to	0.60%	1.83%	to	1.83%
December 31, 2015	15,163	$3.24	to	$3.24	$49,151	0.16%	0.60%	to	0.60%	6.92%	to	6.92%

A24

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	American Century VP Value Fund (Class I)
December 31, 2019	5,274	$5.09	to	$5.09	$26,855	2.12%	0.60%	to	0.60%	26.28%	to	26.28%
December 31, 2018	5,613	$4.03	to	$4.03	$22,633	1.65%	0.60%	to	0.60%	-9.69%	to	-9.69%
December 31, 2017	5,964	$4.47	to	$4.47	$26,630	1.65%	0.60%	to	0.60%	8.10%	to	8.10%
December 31, 2016	6,371	$4.13	to	$4.13	$26,317	1.74%	0.60%	to	0.60%	19.76%	to	19.76%
December 31, 2015	6,789	$3.45	to	$3.45	$23,416	2.13%	0.60%	to	0.60%	-4.46%	to	-4.46%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2019	3,438	$3.46	to	$3.46	$11,911	0.00%	0.60%	to	0.60%	22.05%	to	22.05%
December 31, 2018	3,652	$2.84	to	$2.84	$10,368	0.00%	0.60%	to	0.60%	-14.31%	to	-14.31%
December 31, 2017	3,774	$3.31	to	$3.31	$12,503	0.00%	0.60%	to	0.60%	11.52%	to	11.52%
December 31, 2016	4,254	$2.97	to	$2.97	$12,636	0.00%	0.60%	to	0.60%	24.71%	to	24.71%
December 31, 2015	6,944	$2.38	to	$2.38	$16,540	0.00%	0.60%	to	0.60%	-5.93%	to	-5.93%

	SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2019	3,042	$5.19	to	$5.19	$15,775	0.00%	0.60%	to	0.60%	36.89%	to	36.89%
December 31, 2018	3,321	$3.79	to	$3.79	$12,578	0.00%	0.60%	to	0.60%	-8.40%	to	-8.40%
December 31, 2017	3,417	$4.14	to	$4.14	$14,128	0.00%	0.60%	to	0.60%	21.71%	to	21.71%
December 31, 2016	3,621	$3.40	to	$3.40	$12,304	0.00%	0.60%	to	0.60%	3.70%	to	3.70%
December 31, 2015	3,832	$3.28	to	$3.28	$12,554	0.00%	0.60%	to	0.60%	-2.95%	to	-2.95%

	Prudential SP International Growth Portfolio (Class I)
December 31, 2019	2,055	$2.71	to	$2.71	$5,579	0.00%	0.60%	to	0.60%	31.60%	to	31.60%
December 31, 2018	2,224	$2.06	to	$2.06	$4,587	0.00%	0.60%	to	0.60%	-13.33%	to	-13.33%
December 31, 2017	2,236	$2.38	to	$2.38	$5,321	0.00%	0.60%	to	0.60%	35.00%	to	35.00%
December 31, 2016	2,371	$1.76	to	$1.76	$4,180	0.00%	0.60%	to	0.60%	-4.16%	to	-4.16%
December 31, 2015	2,533	$1.84	to	$1.84	$4,659	0.00%	0.60%	to	0.60%	2.75%	to	2.75%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2019	175	$38.85	to	$38.85	$6,780	0.00%	0.60%	to	0.60%	27.47%	to	27.47%
December 31, 2018	175	$30.48	to	$30.48	$5,333	0.00%	0.60%	to	0.60%	3.24%	to	3.24%
December 31, 2017	163	$29.52	to	$29.52	$4,811	0.00%	0.60%	to	0.60%	37.06%	to	37.06%
December 31, 2016	161	$21.54	to	$21.54	$3,470	0.00%	0.60%	to	0.60%	2.09%	to	2.09%
December 31, 2015	183	$21.10	to	$21.10	$3,861	0.00%	0.60%	to	0.60%	8.93%	to	8.93%

	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2019	253	$20.30	to	$20.30	$5,127	0.00%	0.60%	to	0.60%	28.75%	to	28.75%
December 31, 2018	265	$15.77	to	$15.77	$4,184	0.00%	0.60%	to	0.60%	-14.67%	to	-14.67%
December 31, 2017	283	$18.48	to	$18.48	$5,225	0.00%	0.60%	to	0.60%	18.48%	to	18.48%
December 31, 2016	282	$15.60	to	$15.60	$4,404	0.00%	0.60%	to	0.60%	19.17%	to	19.17%
December 31, 2015	298	$13.09	to	$13.09	$3,902	0.00%	0.60%	to	0.60%	-8.39%	to	-8.39%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2019	115	$29.54	to	$29.54	$3,410	0.00%	0.60%	to	0.60%	30.85%	to	30.85%
December 31, 2018	122	$22.58	to	$22.58	$2,752	0.00%	0.60%	to	0.60%	-3.27%	to	-3.27%
December 31, 2017	133	$23.34	to	$23.34	$3,115	0.00%	0.60%	to	0.60%	32.20%	to	32.20%
December 31, 2016	134	$17.66	to	$17.66	$2,369	0.00%	0.60%	to	0.60%	4.95%	to	4.95%
December 31, 2015	121	$16.82	to	$16.82	$2,043	0.00%	0.60%	to	0.60%	9.41%	to	9.41%

	AST Small-Cap Growth Portfolio
December 31, 2019	239	$30.24	to	$30.24	$7,230	0.00%	0.60%	to	0.60%	29.34%	to	29.34%
December 31, 2018	248	$23.38	to	$23.38	$5,804	0.00%	0.60%	to	0.60%	-8.95%	to	-8.95%
December 31, 2017	236	$25.67	to	$25.67	$6,069	0.00%	0.60%	to	0.60%	23.18%	to	23.18%
December 31, 2016	281	$20.84	to	$20.84	$5,863	0.00%	0.60%	to	0.60%	11.41%	to	11.41%
December 31, 2015	315	$18.71	to	$18.71	$5,893	0.00%	0.60%	to	0.60%	0.18%	to	0.18%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2019	1,400	$13.44	to	$13.44	$18,822	0.00%	0.60%	to	0.60%	8.57%	to	8.57%
December 31, 2018	1,502	$12.38	to	$12.38	$18,590	0.00%	0.60%	to	0.60%	-1.26%	to	-1.26%
December 31, 2017	1,590	$12.54	to	$12.54	$19,932	0.00%	0.60%	to	0.60%	3.74%	to	3.74%
December 31, 2016	860	$12.09	to	$12.09	$10,398	0.00%	0.60%	to	0.60%	3.61%	to	3.61%
December 31, 2015	947	$11.67	to	$11.67	$11,047	0.00%	0.60%	to	0.60%	-2.69%	to	-2.69%

A25

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Wellington Management Hedged Equity Portfolio
December 31, 2019	266	$20.70	to	$20.70	$5,505	0.00%	0.60%	to	0.60%	19.83%	to	19.83%
December 31, 2018	288	$17.27	to	$17.27	$4,980	0.00%	0.60%	to	0.60%	-5.57%	to	-5.57%
December 31, 2017	303	$18.29	to	$18.29	$5,543	0.00%	0.60%	to	0.60%	12.92%	to	12.92%
December 31, 2016	400	$16.20	to	$16.20	$6,486	0.00%	0.60%	to	0.60%	5.89%	to	5.89%
December 31, 2015	442	$15.30	to	$15.30	$6,756	0.00%	0.60%	to	0.60%	-1.23%	to	-1.23%

	AST Balanced Asset Allocation Portfolio
December 31, 2019	438	$20.78	to	$20.78	$9,109	0.00%	0.60%	to	0.60%	18.71%	to	18.71%
December 31, 2018	483	$17.50	to	$17.50	$8,454	0.00%	0.60%	to	0.60%	-5.50%	to	-5.50%
December 31, 2017	578	$18.52	to	$18.52	$10,709	0.00%	0.60%	to	0.60%	14.22%	to	14.22%
December 31, 2016	632	$16.22	to	$16.22	$10,253	0.00%	0.60%	to	0.60%	5.66%	to	5.66%
December 31, 2015	664	$15.35	to	$15.35	$10,183	0.00%	0.60%	to	0.60%	-0.12%	to	-0.12%

	AST Preservation Asset Allocation Portfolio
December 31, 2019	119	$17.44	to	$17.44	$2,072	0.00%	0.60%	to	0.60%	14.06%	to	14.06%
December 31, 2018	120	$15.29	to	$15.29	$1,830	0.00%	0.60%	to	0.60%	-3.42%	to	-3.42%
December 31, 2017	124	$15.83	to	$15.83	$1,959	0.00%	0.60%	to	0.60%	9.47%	to	9.47%
December 31, 2016	133	$14.46	to	$14.46	$1,917	0.00%	0.60%	to	0.60%	4.90%	to	4.90%
December 31, 2015	141	$13.79	to	$13.79	$1,943	0.00%	0.60%	to	0.60%	-0.45%	to	-0.45%

	AST BlackRock Global Strategies Portfolio
December 31, 2019	597	$14.91	to	$14.91	$8,904	0.00%	0.60%	to	0.60%	16.92%	to	16.92%
December 31, 2018	642	$12.75	to	$12.75	$8,182	0.00%	0.60%	to	0.60%	-5.85%	to	-5.85%
December 31, 2017	725	$13.54	to	$13.54	$9,817	0.00%	0.60%	to	0.60%	11.94%	to	11.94%
December 31, 2016	807	$12.10	to	$12.10	$9,765	0.00%	0.60%	to	0.60%	6.32%	to	6.32%
December 31, 2015	853	$11.38	to	$11.38	$9,707	0.00%	0.60%	to	0.60%	-3.58%	to	-3.58%

	AST International Value Portfolio (available April 24, 2015)
December 31, 2019	3,351	$11.11	to	$11.11	$37,236	0.00%	0.60%	to	0.60%	19.31%	to	19.31%
December 31, 2018	1,912	$9.31	to	$9.31	$17,807	0.00%	0.60%	to	0.60%	-16.64%	to	-16.64%
December 31, 2017	3,364	$11.17	to	$11.17	$37,578	0.00%	0.60%	to	0.60%	22.08%	to	22.08%
December 31, 2016	2,475	$9.15	to	$9.15	$22,645	0.00%	0.60%	to	0.60%	-0.02%	to	-0.02%
December 31, 2015	2,559	$9.15	to	$9.15	$23,425	0.00%	0.60%	to	0.60%	-8.96%	to	-8.96%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded. Expense ratio is net of expense reimbursements. In the absence of expense reimbursements, the expense ratio would be higher.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total returns for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2019 or from the effective date of the subaccount through the end of the reporting period. Total return may reflect expense reimbursements. In the absence of expense reimbursements, the total return would be lower.

(1)	Amount is less than 0.01%.

A26

Note 8:	Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life.

The expense ratio represents the annualized contract expenses of the Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality and expense risk charges. These fees equal an effective annual rate of up to 0.90%, and are applied daily against the net assets of each subaccount. Expenses of the underlying Portfolios and charges made directly to contract owner accounts through either the redemption of units or from premium payments are excluded.

Charges deducted from premium payments range from 0% to 11.5%. In addition, VAL contracts also deduct a $2 premium processing charge for each premium paid. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the contract owner. The following charges are made through the redemption of units.

•	The Account charges from $0.06 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•
The Account charges a guaranteed death benefit fee of $0.01 per $1,000 of basic insurance amount. The charge for withdrawals ranges from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

•	The Account charges monthly administrative fees that range from $2.50 to $10 per contract plus $0.01 to $0.08 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•	The Account charges up to $25 per change to the basic insurance amount.

Expense Reimbursement

Expenses, including a management fee charged by PGIM Investments, are incurred by each portfolio of The Prudential Series Fund. Pursuant to a prior merger agreement, the Prudential Government Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio and Prudential Conservative Balanced Portfolio subaccounts of the Account are reimbursed for certain products by Pruco Life for expenses indirectly incurred through their investment in the respective portfolios of The Prudential Series Fund when such expenses exceed 0.40% of the average daily net assets of the respective portfolios of The Prudential Series Fund.

Note 9:	Other

Accumulation units are the basic valuation units used to calculate a contract owner's interest allocated to the variable account.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes.

Policy loans represent amounts borrowed by contract owners using the contract as the security for the loan.

Policy loan repayments and interest represent payments made by contract owners to reduce the total outstanding policy loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contract, including amounts that contract owners have requested to be withdrawn or paid to them.

A27

Note 9:	Other (continued)

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the fixed rate option.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

Note 10:	Subsequent Events

On March 11, 2020, the World Health Organization declared COVID-19 a pandemic, and national governments have implemented a range of policies and actions to combat it. The extent of the impact of COVID-19 on world economies, and ultimately on the portfolios in which the subaccounts invest, is highly uncertain and cannot be predicted at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios, which may be materially adversely affected if the financial markets and/or the overall economy are impacted for an extended period.

A28

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
Pruco Life Insurance Company and
the Contract Owners of Pruco Life Variable Appreciable Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Pruco Life Variable Appreciable Account indicated in the table below as of December 31, 2019, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Pruco Life Variable Appreciable Account as of December 31, 2019, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio	MFS® Growth Series (Initial Class)
Prudential Diversified Bond Portfolio	American Century VP Value Fund (Class I)
Prudential Equity Portfolio (Class I)	Prudential SP Small Cap Value Portfolio (Class I)
Prudential Flexible Managed Portfolio	SP Prudential U.S. Emerging Growth Portfolio (Class I)
Prudential Conservative Balanced Portfolio	Prudential SP International Growth Portfolio (Class I)
Prudential Value Portfolio (Class I)	AST T. Rowe Price Large-Cap Growth Portfolio
Prudential High Yield Bond Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio
Prudential Natural Resources Portfolio (Class I)	AST Loomis Sayles Large-Cap Growth Portfolio
Prudential Stock Index Portfolio	AST Small-Cap Growth Portfolio
Prudential Global Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
Prudential Government Income Portfolio	AST Wellington Management Hedged Equity Portfolio
Prudential Jennison Portfolio (Class I)	AST Balanced Asset Allocation Portfolio
Prudential Small Capitalization Stock Portfolio	AST Preservation Asset Allocation Portfolio
T. Rowe Price International Stock Portfolio	AST BlackRock Global Strategies Portfolio
Janus Henderson VIT Research Portfolio (Institutional Shares)	AST International Value Portfolio

Basis for Opinions

These financial statements are the responsibility of the Pruco Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Pruco Life Variable Appreciable Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Pruco Life Variable Appreciable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as

A29

evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 7, 2020

We have served as the auditor of one or more of the subaccounts of Pruco Life Variable Appreciable Account since 1996.

A30

PRUCO LIFE INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company (together with its consolidated subsidiary, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2019, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2019.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 5, 2020

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Financial Position
As of December 31, 2019 and 2018 (in thousands, except share amounts)

	December 31, 2019	December 31, 2018
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2019 – $5,283,266; 2018 – $5,244,903)	$5,681,970	$5,199,595
Fixed maturities, trading, at fair value (amortized cost: 2019 – $59,995; 2018 – $44,759)	59,964	41,627
Equity securities, at fair value (cost: 2019 – $6,360; 2018 – $31,824)	10,494	36,922
Policy loans	1,314,064	1,236,077
Commercial mortgage and other loans	1,239,885	1,209,150
Other invested assets (includes $87,456 and $120,717 measured at fair value at December 31, 2019 and 2018, respectively)	429,558	377,429
Total investments	8,735,935	8,100,800
Cash and cash equivalents	563,199	416,840
Deferred policy acquisition costs	1,855,698	1,613,922
Accrued investment income	89,448	88,278
Reinsurance recoverables	40,710,159	34,682,127
Receivables from parent and affiliates	271,981	289,580
Income taxes receivable	102,652	46,102
Other assets	441,543	365,219
Separate account assets	138,387,772	119,077,916
TOTAL ASSETS	$191,158,387	$164,680,784
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$25,258,673	$19,476,394
Policyholders’ account balances	22,878,823	22,059,692
Cash collateral for loaned securities	7,529	11,063
Short-term debt to affiliates	2,845	0
Payables to parent and affiliates	216,842	229,345
Other liabilities	1,390,876	1,093,143
Separate account liabilities	138,387,772	119,077,916
Total liabilities	188,143,360	161,947,553
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 14)
EQUITY
Common stock ($10 par value; 1,000,000 shares authorized; 250,000 shares issued and outstanding)	2,500	2,500
Additional paid-in capital	1,153,632	1,146,592
Retained earnings	1,577,453	1,612,435
Accumulated other comprehensive income (loss)	281,442	(28,296)
Total equity	3,015,027	2,733,231
TOTAL LIABILITIES AND EQUITY	$191,158,387	$164,680,784
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2019, 2018, and 2017 (in thousands)

	2019	2018	2017
REVENUES
Premiums	$28,544	$50,808	$54,706
Policy charges and fee income	544,156	533,327	275,693
Net investment income	393,797	325,287	352,410
Asset administration fees	16,056	14,368	17,593
Other income	83,560	72,964	67,749
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(8,655)	(3,710)	(8,374)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	(379)	0	995
Other realized investment gains (losses), net	(107,715)	(163,568)	(72,807)
Total realized investment gains (losses), net	(116,749)	(167,278)	(80,186)
TOTAL REVENUES	949,364	829,476	687,965
BENEFITS AND EXPENSES
Policyholders’ benefits	153,074	149,499	(18,416)
Interest credited to policyholders’ account balances	187,229	171,993	168,391
Amortization of deferred policy acquisition costs	113,318	135,826	95,007
General, administrative and other expenses	336,959	314,371	271,533
TOTAL BENEFITS AND EXPENSES	790,580	771,689	516,515
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	158,784	57,787	171,450
Income tax expense (benefit)	(59,132)	(52,641)	(156,828)
INCOME (LOSS) FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	217,916	110,428	328,278
Equity in earnings of operating joint venture, net of taxes	(917)	(1,790)	(485)
NET INCOME (LOSS)	$216,999	$108,638	$327,793
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	9,572	(17,745)	259
Net unrealized investment gains (losses)	381,447	(259,981)	137,484
Total	391,019	(277,726)	137,743
Less: Income tax expense (benefit) related to other comprehensive income (loss)	81,281	(55,174)	43,372
Other comprehensive income (loss), net of taxes	309,738	(222,552)	94,371
Comprehensive income (loss)	$526,737	$(113,914)	$422,164
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Equity
Years Ended December 31, 2019, 2018 and 2017 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2016	$2,500	$986,062	$1,448,517	$70,975	$2,508,054
Contributed capital		153,500			153,500
Dividend to parent			(250,000)		(250,000)
Contributed (distributed) capital-parent/child asset transfers		1,530			1,530
Comprehensive income:
Net income (loss)			327,793		327,793
Other comprehensive income (loss), net of tax				94,371	94,371
Total comprehensive income (loss)					422,164
Balance, December 31, 2017	2,500	1,141,092	1,526,310	165,346	2,835,248
Cumulative effect of adoption of ASU 2016-01			7,936	(1,539)	6,397
Cumulative effect of adoption of ASU 2018-02			(30,449)	30,449	—
Contributed capital		5,500			5,500
Dividend to parent
Contributed (distributed) capital-parent/child asset transfers
Comprehensive income:
Net income (loss)			108,638		108,638
Other comprehensive income (loss), net of tax				(222,552)	(222,552)
Total comprehensive income (loss)					(113,914)
Balance, December 31, 2018	2,500	1,146,592	1,612,435	(28,296)	2,733,231
Cumulative effect of adoption of accounting changes (1)			(1,981)		(1,981)
Contributed capital		5,900			5,900
Dividend to parent			(250,000)		(250,000)
Contributed (distributed) capital-parent/child asset transfers		1,140	0		1,140
Comprehensive income:
Net income (loss)			216,999		216,999
Other comprehensive income (loss), net of tax				309,738	309,738
Total comprehensive income (loss)					526,737
Balance, December 31, 2019	$2,500	$1,153,632	$1,577,453	$281,442	$3,015,027
(1) Includes the impact from the adoption of ASUs 2017-08 and 2017-12. See Note 2.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2019, 2018 and 2017 (in thousands)

	2019	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$216,999	$108,638	$327,793
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income	(126,300)	(116,675)	(142,781)
Interest credited to policyholders’ account balances	187,229	171,993	168,391
Realized investment (gains) losses, net	116,749	167,278	80,186
Amortization and other non-cash items	(81,847)	(43,259)	(65,536)
Change in:
Future policy benefits	2,538,263	1,843,825	1,920,440
Reinsurance recoverables	(2,739,573)	(1,832,092)	(2,046,215)
Accrued investment income	(1,170)	(5,937)	(3,692)
Net payables to/receivables from parent and affiliates	(7,175)	18,457	43,913
Deferred policy acquisition costs	(338,455)	(211,059)	(183,884)
Income taxes	(138,706)	(28,950)	(76,330)
Derivatives, net	143,004	(44,585)	55,104
Other, net	(22,573)	(4,487)	26,443
Cash flows from (used in) operating activities	(253,555)	23,147	103,832
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	948,693	561,340	1,062,236
Fixed maturities, trading	0	0	214
Equity securities	29,532	6,008	510
Policy loans	162,744	153,124	143,655
Ceded policy loans	(11,953)	(15,131)	(15,188)
Short-term investments	51,117	13,404	72,725
Commercial mortgage and other loans	144,512	64,261	254,635
Other invested assets	18,599	19,527	31,192
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(940,605)	(875,672)	(1,315,508)
Fixed maturities, trading	(15,235)	(6,481)	(15,019)
Equity securities	(110)	(5,039)	(5,000)
Policy loans	(196,508)	(179,968)	(123,645)
Ceded policy loans	19,790	17,036	18,942
Short-term investments	(51,113)	(13,430)	(37,407)
Commercial mortgage and other loans	(171,762)	(199,847)	(180,929)
Other invested assets	(84,762)	(70,902)	(32,275)
Notes receivable from parent and affiliates, net	15,980	(2,464)	5,731
Derivatives, net	(4,056)	639	(17,569)
Other, net	(6,342)	(2,880)	(152,576)
Cash flows from (used in) investing activities	(91,479)	(536,475)	(305,276)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	5,407,620	5,093,239	4,540,655
Ceded policyholders’ account deposits	(3,537,492)	(3,230,005)	(3,083,049)
Policyholders’ account withdrawals	(3,568,340)	(3,135,714)	(2,682,445)
Ceded policyholders’ account withdrawals	2,431,701	2,022,519	1,692,756
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(3,534)	(22,106)	(110,710)
Dividend to parent	(250,000)	0	(250,000)

Contributed Capital	0	0	148,500
Contributed (distributed) capital - parent/child asset transfers	1,443	0	2,354
Net change in financing arrangements (maturities 90 days or less)	2,845	0	0
Drafts outstanding	7,150	(10,334)	59,795
Cash flows from (used in) financing activities	491,393	717,599	317,856
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	146,359	204,271	116,412
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	416,840	212,569	96,157
CASH AND CASH EQUIVALENTS, END OF YEAR	$563,199	$416,840	$212,569
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$79,574	$(23,684)	$(45,538)
Interest paid	$3,204	$3,099	$2,179

Significant Non-Cash Transactions
There were no significant non-cash transactions for the years ended December 31, 2019 and 2018.
Cash Flows from Investing Activities for the year ended December 31, 2017 excludes $837 million of decreases in fixed maturities, available-for-sale, related to the amendments of the reinsurance agreements between Pruco Life Insurance Company and Gibraltar Universal Life Reinsurance Company ("GUL Re"), an affiliate, in the third quarter of 2017.
Cash Flows from Investing Activities for the year ended December 31, 2017 excludes $35 million of decreases in other invested assets related to the tax settlements with Prudential Financial, Inc., which are related to the amendments of the reinsurance agreements between Pruco Life Insurance Company and Universal Prudential Arizona Reinsurance Company (“UPARC”), an affiliate, and Pruco Life Insurance Company and GUL Re, an affiliate, in the third quarter of 2017.
See Note 9 for more information on the reinsurance transactions mentioned above.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION
Pruco Life Insurance Company, (“Pruco Life”) is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Pruco Life is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York, and sells such products primarily through affiliated and unaffiliated distributors.
Pruco Life has one wholly-owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, (“PLNJ”). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only. Pruco Life and its subsidiary are together referred to as the "Company", "we" or "our" and all financial information is shown on a consolidated basis.
Through March 31, 2016, the Company reinsured the majority of its variable annuity living benefit guarantees to an affiliated reinsurance company, Pruco Reinsurance, Ltd. ("Pruco Re"). Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, to Prudential Annuities Life Assurance Corporation ("PALAC"), excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. These reinsurance agreements cover new and in force business and exclude business reinsured externally. The product risks related to the reinsured business are being managed in PALAC and Prudential Insurance, as applicable. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within PALAC and Prudential Insurance, as applicable.
Basis of Presentation
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Intercompany balances and transactions have been eliminated.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining DAC and related amortization; fair value of embedded derivative instruments associated with index-linked features of certain universal life products; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.
Out of Period Adjustments
During the third quarter of 2019, the Company recorded an out of period adjustment which increased “Realized investment gains
(losses), net” by $13 million, with a corresponding increase to “Interest credited to policyholders’ account balances”, which had related impacts resulting in a decrease of $5 million to "Income (loss) from operations before income taxes and equity in earnings of operating joint venture" for the three months ended September 30, 2019. This adjustment relates to a refinement to the embedded derivative reserve methodology used for the indexed universal life product that should have been recorded during second quarter of 2019.
During the second quarter of 2019, the Company recorded an out of period adjustment resulting in a net increase of $11 million to "Income (loss) from operations before income taxes and equity in earnings of operating joint venture" for the three months ended June 30, 2019. This adjustment relates to investment income from equity method investments that should have been recorded during first quarter of 2019. Management has evaluated the impact of all out of period adjustments, both individually and in the aggregate, and concluded that they are not material to any current or previously reported quarterly or annual financial statements.
Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS
ASSETS
Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 5 for additional information regarding the determination of fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, reinsurance recoverables, and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.
Interest income, and amortization of premium and accretion of discount are included in “Net investment income” under the effective yield method. Additionally, prepayment premiums are also included in “Net investment income”. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income (loss) ("OCI"). For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to "Net investment income" in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.
Fixed maturities, trading, at fair value consists of fixed maturities that are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and interest and dividend income from these investments is reported in “Net investment income”.

Equity securities, at fair value is comprised of common stock and mutual fund shares, which are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and dividend income is reported in “Net investment income” on the ex-dividend date.

Effective January 1, 2018, the Company adopted ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities using a modified retrospective method. Adoption of this ASU impacted the Company’s accounting and presentation related to equity investments. The most significant impact is that the changes in fair value of equity securities previously classified as “available-for-sale” are reported in net income within “Other income” in the Consolidated Statements of Operations. Prior to this, the changes in fair value on equity securities classified as “available-for-sale” were reported in AOCI. The impact of this standard resulted in an increase to retained earnings of $7.9 million, a reduction to AOCI of $1.5 million, and an increase to equity of $6.4 million upon adoption on January 1, 2018.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.
Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.
Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income".

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.
The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.
The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of two categories. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.
Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, and estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.
The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating as described above. The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed and updated as appropriate.
The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.
When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down of the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.
In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.
In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.
See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.
Other invested assets consist of the Company’s non-coupon investments in Limited Partnerships and Limited Liability Companies ("LPs/LLCs") (other than operating joint ventures) and derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value with changes in fair value reported in “Other income”. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income”.
Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses also reflect changes in the allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.
The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer.
An OTTI is recognized in earnings for a debt security in an unrealized loss position when the Company either (1) has the intent to sell the debt security or (2) it is more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in OCI. Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.
The split between the amount of an OTTI recognized in OCI and the net amount recognized in earnings for debt securities is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.
The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flows on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.
Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, reinsurance recoverables, policyholders’ account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value,” and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to purchase" below.) The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents. These assets are generally carried at fair value or amortized cost which approximates fair value.
Deferred policy acquisition costs are directly related to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC”, net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts, and index-linked crediting features of indexed universal life contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial, a United States Securities and Exchange Commission (the "SEC") registrant, and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 9. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods, (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period, and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company's estimate of total gross profits to reflect actual fund performance and market conditions.
For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.
Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third-party reinsurers. For additional information about these arrangements see Note 9.
Income taxes asset primarily represents the net deferred tax asset and the Company’s estimated taxes receivable for the current year and open audit years.
The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members record tax benefits to the extent tax losses or tax credits are recognized in the consolidated federal tax provision.
Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax returns but have not yet been recognized in the Company’s financial statements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 10 for a discussion of factors considered when evaluating the need for a valuation allowance.
In December of 2017, SEC staff issued "SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act" ("SAB 118"), which allowed registrants to record provisional amounts during a 'measurement period' not to extend beyond one year. Under the relief provided by SAB 118, a company could recognize provisional amounts when it did not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 10 for a discussion of provisional amounts related to The United States Tax Cuts and Jobs Act of 2017 ("Tax Act of 2017") recorded in 2017 and adjustments to provisional amounts recorded in 2018.
U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.
The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 10 for additional information regarding income taxes.
Effective January 1, 2018, the Company adopted ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (Loss), which allowed a reclassification from AOCI to retained earnings for stranded effects resulting from the Tax Act of 2017. The Company elected to apply the ASU subsequent to recording the adoption impacts of ASU 2016-01 as described above. As a result, the Company reclassified stranded effects resulting from the Tax Act of 2017 by increasing AOCI and decreasing retained earnings, each by $30.4 million upon adoption on January 1, 2018. Stranded effects unrelated to the Tax Act of 2017 are generally released from AOCI when an entire portfolio of the type of item related to the stranded effect is liquidated, sold or extinguished (i.e., portfolio approach).
Other assets consist primarily of premiums due, deferred loss on reinsurance with affiliates, receivables resulting from sales of securities that had not yet settled at the balance sheet date, prepaid tax expenses, and the Company’s investments in operating joint ventures. Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary.
Separate account assets represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, and real estate related investments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”. See Note 8 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

LIABILITIES
Policyholders’ account balances liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 7 for additional information regarding policyholders’ account balances.
Future policy benefits liability includes liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 8. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 5.
The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality, morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by recognizing a premium deficiency. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. If a premium deficiency is recognized, the assumptions without a provision for the risk of adverse deviation as of the premium deficiency test date are locked-in and used in subsequent valuations. The net reserves continue to be subject to premium deficiency testing. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.
Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are primarily used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income.”
Securities sold under agreements to repurchase represent liabilities associated with securities repurchase agreements which are used primarily to earn spread income. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents (see also "Cash and cash equivalents" above). As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.
Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income.”

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Other liabilities consist primarily of accrued expenses, reinsurance payables, and technical overdrafts.
Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.
Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.
Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.
REVENUES AND BENEFITS AND EXPENSES
Insurance Revenue and Expense Recognition
Premiums from individual life products, other than universal and variable life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium valuation methodology.
Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium methodology.
Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 5 for information regarding the valuation of these embedded derivatives and Note 8 for additional information regarding these contracts.
Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.
Policyholders’ account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. For additional information regarding the valuation of these embedded derivatives, see Note 5.
Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust ("AST") (see Note 13). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.
Other income includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value,” and “Other invested assets” that are measured at fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

OTHER ACCOUNTING POLICIES
Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties, while others are bilateral contracts between two counterparties. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.
Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 4, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.
Derivatives are recorded either as assets, within “Other invested assets”, or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.
The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.
The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.
When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.
If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.
When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.
If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within “Fixed maturities, trading, at fair value” or “Equity securities, at fair value".
The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company had reinsurance agreements to transfer the risks related to certain of these benefit features to an affiliate, Pruco Re through March 31, 2016. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re. In addition, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to PALAC, excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. See Note 1 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits" and “Reinsurance recoverables”. Changes in the fair value are determined using valuation models as described in Note 5 and are recorded in “Realized investment gains (losses), net".
The Company, excluding its subsidiary, also sells certain universal life products that contain a no lapse guarantee provision that was reinsured with an affiliate, Universal Prudential Arizona Reinsurance Company (“UPARC”). The reinsurance of this no-lapse guarantee resulted in an embedded derivative that incurred market risk primarily in the form of interest rate risk which at times resulted in changes in the reinsurance recoverables that are carried at fair value and included in “Reinsurance recoverables,” for which charges are recorded in “Realized investment gains (losses), net". The Company amended or entered into multiple reinsurance transactions (see Note 9). The settlement of recapture and coinsurance premiums related to these reinsurance transactions occurred subsequent to the effective date of the reinsurance transaction. As a result, the recapture and coinsurance premiums were treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within the affiliate company. This settlement feature was accounted for as a derivative. As a result of the recapture of the no-lapse guarantee risk from UPARC by Pruco Life on July 1, 2017, as described in Note 9, this embedded derivative was eliminated.
Accounting for Certain Reinsurance Contracts in the Individual Life Business
In 2017, the Company recognized a pre-tax charge of $2 million, reflecting a change in estimate of reinsurance cash flows associated with universal life products as well as a change in method of reflecting these cash flows in the financial statements. Under the previous method of accounting, with the exception of recoveries pertaining to no lapse guarantees, reinsurance cash flows (e.g., premiums and recoveries) were generally recognized as they occurred. Under the new method, the expected reinsurance cash flows are recognized more ratably over the life of the underlying reinsured policies. In conjunction with this change, the way in which reinsurance is reflected in estimated gross profits used for the amortization of unearned revenue reserves and DAC was also revised. The change represents a change in accounting estimate effected by a change in accounting principle and was included within the Company’s annual reviews and update of assumptions and other refinements. The change in accounting estimate reflected insights gained from revised cash flow modeling enabled by a systems conversion, which prompted the change to a preferable accounting method. This new methodology is viewed as preferable as the Company believes it better reflects the economics of reinsurance transactions by aligning the results of reinsurance activity more closely to the underlying direct insurance activity and by better reflecting the profit pattern of this business for purposes of the amortization of the balances noted above.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The impacts of the pre-tax charge of $2 million in the second quarter of 2017 were as follows:

Impact of Change in Accounting for Certain Reinsurance Contracts(1)
(in millions)
Decrease in Policy charges and fee income	$(236)
Decrease in Policyholders' benefits	253
Increase in Amortization of deferred policy acquisition costs	(19)
Pre-tax charge to income	$(2)

(1)
The corresponding impacts to the Consolidated Statement of Financial Position were a $284 million increase in "Other liabilities", a $247 million increase in "Reinsurance recoverables", a $48 million decrease in "Policyholders’ account balances", a $19 million decrease in "Deferred policy acquisition costs" and a $6 million decrease in "Future policy benefits".

RECENT ACCOUNTING PRONOUNCEMENTS
Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of Accounting Standards Updates ("ASUs") to the FASB Accounting Standards Codification ("ASC"). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2019, and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

ASU adopted during the year ended December 31, 2019

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20) Premium Amortization on Purchased Callable Debt Securities	This ASU requires certain premiums on callable debt securities to be amortized to the earliest call date.	January 1, 2019 using the modified retrospective method which included cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
Adoption of the ASU did not have a significant impact on the Consolidated Financial Statements and Notes to the Consolidated Financial Statements. The impact of the cumulative-effect adjustment to retained earnings was immaterial.

ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities
This ASU makes targeted changes to the existing hedge accounting model to better portray the economics of an entity’s risk management activities and to simplify the use of hedge accounting. The ASU eliminates separate measurement and recording of hedge ineffectiveness. It requires entities to present the earnings effect of the hedging instrument in the same income statement line item in which the hedged item is reported and also requires expanded disclosures.
January 1, 2019 using the modified retrospective method which included cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
Adoption of the ASU did not have a significant impact on the Consolidated Financial Statements and Notes to the Consolidated Financial Statements. The impact of the cumulative-effect adjustment to retained earnings and AOCI related to ineffectiveness of the hedge instruments outstanding at the date of the adoption was immaterial. See Note 4 for additional required disclosures.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

ASU issued but not yet adopted as of December 31, 2019 — ASU 2018-12

ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the FASB on August 15, 2018 and is expected to have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements. In October 2019, the FASB issued ASU 2019-09, Financial Services - Insurance (Topic 944): Effective Date to affirm its decision to defer the effective date of ASU 2018-12 to January 1, 2022 (with early adoption permitted), representing a one year extension from the original effective date of January 1, 2021. This ASU will impact, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company. Outlined below are four key areas of change, although there are other less significant changes not noted below. In addition to the impacts to the balance sheet upon adoption, the Company also expects an impact to how earnings emerge thereafter.

ASU 2018-12 Amended Topic	Description	Method of adoption	Effect on the financial statements or other significant matters
Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products
Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Consolidated Statements of Operations.

An entity may choose one of two adoption methods for the liability for future policy benefits: (1) a modified retrospective transition method whereby the entity will apply the amendments to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) a full retrospective transition method.
The options for method of adoption and the impacts of such methods are under assessment.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires discount rate assumptions to be based on an upper-medium grade fixed income instrument yield and will be required to be updated each quarter with the impact recorded through OCI.
As noted above, an entity may choose either a modified retrospective transition method or full retrospective transition method for the liability for future policy benefits. Under either method, for balance sheet remeasurement purposes, the liability for future policy benefits will be remeasured using current discount rates as of the beginning of the earliest period presented with the impact recorded as a cumulative effect adjustment to AOCI.

Upon adoption, under either transition method, there will be an adjustment to AOCI as a result of remeasuring in force contract liabilities using current upper-medium grade fixed income instrument yields. The adjustment upon adoption will largely reflect the difference between the discount rate locked-in at contract inception versus current discount rates at transition. The magnitude of such adjustment is currently being assessed.

Amortization of DAC and other balances
Requires DAC and other balances, such as unearned revenue reserves and DSI, to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability.

An entity may apply one of two adoption methods: (1) a modified retrospective transition method whereby the entity will apply the amendments to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) if an entity chooses a full retrospective transition method for its liability for future policy benefits, as described above, it is required to also use a retrospective transition method for DAC and other balances.

The options for method of adoption and the impacts of such methods are under assessment. Under the modified retrospective transition method, the Company would not expect a significant impact to the balance sheet, other than the impact of the removal of any related amounts in AOCI.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Market Risk Benefits
Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value, and record market risk benefit assets and liabilities separately on the Consolidated Statements of Financial Position. Changes in fair value of market risk benefits are recorded in net income, except for the portion of the change that is attributable to changes in an entity’s non-performance risk (“NPR”), which is recognized in OCI.

An entity shall adopt the guidance for market risk benefits using the retrospective transition method, which includes a cumulative-effect adjustment on the balance sheet as of the earliest period presented. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the market risk benefits upon adoption.

Upon adoption, the Company expects an impact to retained earnings for the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., guaranteed minimum death benefits ("GMDB") on variable annuities) and an impact from reclassifying the cumulative effect of changes in NPR from retained earnings to AOCI. The magnitude of such adjustments is currently being assessed.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Other ASUs issued but not yet adopted as of December 31, 2019

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-13, Financial Instruments -Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments
This ASU provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures (e.g., loans held for investment, debt securities held to maturity, reinsurance receivables, net investments in leases and loan commitments). The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard also modifies the current OTTI standard for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing standard for purchased credit deteriorated loans and debt securities.

January 1, 2020 using the modified retrospective method which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption. However, prospective application is required for purchased credit deteriorated assets previously accounted for under ASC 310-30 and for debt securities for which an OTTI was recognized prior to the date of adoption. Early adoption was permitted beginning January 1, 2019.

Adoption of this guidance will result in 1) the recognition of an allowance for credit losses based on the current expected credit loss model on financial assets carried at amortized cost and certain off-balance sheet credit exposures; and 2) related adjustments to retained earnings. We expect the cumulative impact of the adoption to retained earnings, primarily attributable to the reserves for commercial mortgage and other loans, to be immaterial.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

3. INVESTMENTS
Fixed Maturity Securities
The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2019
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$83,622	$2,846	$0	$86,468	$0
Obligations of U.S. states and their political subdivisions	458,152	39,675	0	497,827	0
Foreign government bonds	196,034	26,793	1	222,826	0
U.S. public corporate securities	1,914,503	229,071	2,247	2,141,327	0
U.S. private corporate securities	886,281	44,497	1,006	929,772	0
Foreign public corporate securities	256,843	22,158	385	278,616	0
Foreign private corporate securities	939,603	38,426	19,551	958,478	0
Asset-backed securities(1)	119,602	800	466	119,936	(7)
Commercial mortgage-backed securities	367,848	15,231	163	382,916	0
Residential mortgage-backed securities(2)	60,778	3,050	24	63,804	(131)
Total fixed maturities, available-for-sale	$5,283,266	$422,547	$23,843	$5,681,970	$(138)

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $1.7 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2018
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$75,049	$2,427	$6	$77,470	$0
Obligations of U.S. states and their political subdivisions	609,955	15,154	2,351	622,758	0
Foreign government bonds	208,009	2,137	8,199	201,947	0
U.S. public corporate securities	1,739,860	46,166	54,401	1,731,625	0
U.S. private corporate securities	890,748	11,181	18,591	883,338	0
Foreign public corporate securities	270,428	3,746	12,151	262,023	0
Foreign private corporate securities	857,604	9,797	40,022	827,379	0
Asset-backed securities(1)	156,818	1,528	750	157,596	(122)
Commercial mortgage-backed securities	347,570	3,353	4,527	346,396	0
Residential mortgage-backed securities(2)	88,862	1,268	1,067	89,063	(177)
Total fixed maturities, available-for-sale	$5,244,903	$96,757	$142,065	$5,199,595	$(299)

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $0.4 million of net unrealized losses on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following tables set forth the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2019
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$0	$0	$0	$0
Obligations of U.S. states and their political subdivisions	0	0	0	0	0	0
Foreign government bonds	2,152	1	400	0	2,552	1
U.S. public corporate securities	81,622	984	19,206	1,263	100,828	2,247
U.S. private corporate securities	33,264	780	22,143	226	55,407	1,006
Foreign public corporate securities	3,839	23	9,379	362	13,218	385
Foreign private corporate securities	32,800	921	186,693	18,630	219,493	19,551
Asset-backed securities	32,361	243	55,461	223	87,822	466
Commercial mortgage-backed securities	22,153	163	0	0	22,153	163
Residential mortgage-backed securities	3,049	16	692	8	3,741	24
Total fixed maturities, available-for-sale	$211,240	$3,131	$293,974	$20,712	$505,214	$23,843

	December 31, 2018
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$630	$6	$630	$6
Obligations of U.S. states and their political subdivisions	124,776	1,571	31,215	780	155,991	2,351
Foreign government bonds	77,055	3,184	59,700	5,015	136,755	8,199
U.S. public corporate securities	784,916	37,635	213,147	16,766	998,063	54,401
U.S. private corporate securities	263,934	9,159	287,031	9,432	550,965	18,591
Foreign public corporate securities	124,764	6,286	72,725	5,865	197,489	12,151
Foreign private corporate securities	424,921	22,605	127,201	17,417	552,122	40,022
Asset-backed securities	112,527	650	6,523	100	119,050	750
Commercial mortgage-backed securities	49,616	434	116,786	4,093	166,402	4,527
Residential mortgage-backed securities	34,249	240	32,432	827	66,681	1,067
Total fixed maturities, available-for-sale	$1,996,758	$81,764	$947,390	$60,301	$2,944,148	$142,065

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

As of December 31, 2019 and 2018, the gross unrealized losses on fixed maturity securities were composed of $16.0 million and $121.3 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $7.8 million and $20.8 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2019, the $20.7 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the finance, energy and consumer non-cyclical sectors. As of December 31, 2018, the $60.3 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the finance, energy and consumer non-cyclical sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these fixed maturity securities was not warranted at either December 31, 2019 or 2018. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates and foreign currency exchange rate movements. As of December 31, 2019, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2019
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$139,614	$140,916
Due after one year through five years	688,411	697,057
Due after five years through ten years	1,073,731	1,115,368
Due after ten years	2,833,282	3,161,973
Asset-backed securities	119,602	119,936
Commercial mortgage-backed securities	367,848	382,916
Residential mortgage-backed securities	60,778	63,804
Total fixed maturities, available-for-sale	$5,283,266	$5,681,970
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.
The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of fixed maturities, for the periods indicated:

	Years Ended December 31,
	2019	2018	2017
		(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$633,787	$234,617	$569,151
Proceeds from maturities/prepayments	314,906	326,664	492,944
Gross investment gains from sales and maturities	59,557	1,370	44,458
Gross investment losses from sales and maturities	(3,785)	(11,000)	(9,956)
OTTI recognized in earnings(2)	(9,034)	(3,710)	(7,379)

(1)	Includes $0.0 million, $(0.1) million and $(0.1) million of non-cash related proceeds due to the timing of trade settlements for the years ended December 31, 2019, 2018 and 2017, respectively.

(2)
Excludes the portion of OTTI amounts remaining in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following table sets forth a rollforward of pre-tax amounts remaining in OCI related to fixed maturity securities with credit loss impairments recognized in earnings, for the periods indicated:

	Years Ended December 31,
	2019	2018
	(in thousands)
Credit loss impairments:
Balance in OCI, beginning of period	$1,291	$4,374
New credit loss impairments	3,022	0
Increases due to the passage of time on previously recorded credit losses	32	539
Reductions for securities which matured, paid down, prepaid or were sold during the period	(679)	(2,000)
Reductions for securities impaired to fair value during the period(1)	(3,040)	(1,136)
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(152)	(486)
Balance in OCI, end of period	$474	$1,291

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Equity Securities
The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Other income,” was $(1.0) million and $(2.8) million during the years ended December 31, 2019 and 2018, respectively. The net change in unrealized gains (losses) from equity securities still held at period end, recorded within "Other comprehensive income (loss)," was $2.0 million during the year ended December 31, 2017.
Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2019		December 31, 2018
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$355,175	28.6%	$362,811	29.9%
Hospitality	31,449	2.5	16,083	1.3
Industrial	299,803	24.1	263,999	21.8
Office	205,498	16.6	187,450	15.5
Other	136,841	11.0	131,961	10.9
Retail	190,690	15.4	193,473	16.0
Total commercial mortgage loans	1,219,456	98.2	1,155,777	95.4
Agricultural property loans	22,197	1.8	55,438	4.6
Total commercial mortgage and agricultural property loans by property type	1,241,653	100.0%	1,211,215	100.0%
Allowance for credit losses	(1,768)		(2,065)
Total commercial mortgage and other loans	$1,239,885		$1,209,150

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

As of December 31, 2019, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States (with the largest concentrations in California (19%), Texas (14%) and New York (7%)) and included loans secured by properties in Europe (9%), Mexico (2%), and Australia (2%).
The following table sets forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Balance at December 31, 2016	$1,513	$45	$1,558
Addition to (release of) allowance for credit losses	215	21	236
Charge-offs, net of recoveries	0	0	0
Balance at December 31, 2017	$1,728	$66	$1,794
Addition to (release of) allowance for credit losses	298	(27)	271
Charge-offs, net of recoveries	0	0	0
Balance at December 31, 2018	$2,026	$39	$2,065
Addition to (release of) allowance for credit losses	(283)	(14)	(297)
Charge-offs, net of recoveries	0	0	0
Balance at December 31, 2019	$1,743	$25	$1,768

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, as of the dates indicated:

	December 31, 2019
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	1,743	25	1,768
Total ending balance(1)	$1,743	$25	$1,768
Recorded investment(2):
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	1,219,456	22,197	1,241,653
Total ending balance(1)	$1,219,456	$22,197	$1,241,653

(1)	As of December 31, 2019, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

	December 31, 2018
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	2,026	39	2,065
Total ending balance(1)	$2,026	$39	$2,065
Recorded investment(2):
Individually evaluated for impairment	$0	$816	$816
Collectively evaluated for impairment	1,155,777	54,622	1,210,399
Total ending balance(1)	$1,155,777	$55,438	$1,211,215

(1)	As of December 31, 2018, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.
The following tables set forth certain key credit quality indicators for commercial mortgage and agricultural property loans based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2019
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$676,517	$18,418	$1,912	$696,847
60%-69.99%	354,828	12,799	0	367,627
70%-79.99%	149,448	27,506	0	176,954
80% or greater	0	225	0	225
Total commercial mortgage and agricultural property loans	$1,180,793	$58,948	$1,912	$1,241,653

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2018
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$696,507	$12,771	$80	$709,358
60%-69.99%	321,586	18,525	0	340,111
70%-79.99%	105,727	27,790	0	133,517
80% or greater	28,000	229	0	28,229
Total commercial mortgage and agricultural property loans	$1,151,820	$59,315	$80	$1,211,215
The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2019
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,219,456	$0	$0	$0	$1,219,456	$0
Agricultural property loans	22,197	0	0	0	22,197	0
Total	$1,241,653	$0	$0	$0	$1,241,653	$0

(1)	As of December 31, 2019, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

	December 31, 2018
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,155,777	$0	$0	$0	$1,155,777	$0
Agricultural property loans	55,438	0	0	0	55,438	0
Total	$1,211,215	$0	$0	$0	$1,211,215	$0

(1)	As of December 31, 2018, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.
For the years ended December 31, 2019 and 2018, there were $0 million and $3 million of commercial mortgage and other loans acquired, other than those through direct origination, respectively. For the years ended December 31, 2019 and 2018, there were $5 million and $0 million of commercial mortgage and other loans sold, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Other Invested Assets
The following table sets forth the composition of “Other invested assets,” as of the dates indicated:

	December 31,
	2019	2018
	(in thousands)
Company's investment in separate accounts	$46,573	$40,126
LPs/LLCs:
Equity method:
Private equity	189,095	149,164
Hedge funds	64,002	57,171
Real estate-related	42,432	10,251
Subtotal equity method	295,529	216,586
Fair value:
Private equity	62,639	60,118
Hedge funds	562	762
Real estate-related	11,707	9,024
Subtotal fair value	74,908	69,904
Total LPs/LLCs	370,437	286,490
Derivative instruments	12,548	50,813
Total other invested assets	$429,558	$377,429

Equity Method Investments

The following tables set forth summarized combined financial information for significant LP/LLC interests accounted for under the equity method, including the Company’s investments in operating joint ventures. Changes between periods in the tables below reflect changes in the activities within the operating joint ventures and LPs/LLCs, as well as changes in the Company’s level of investment in such entities.

	December 31,
	2019	2018
	(in thousands)
STATEMENTS OF FINANCIAL POSITION
Total assets(1)	$26,017,399	$3,946,992
Total liabilities(2)	$164,080	$65,903
Partners’ capital	25,853,319	3,881,089
Total liabilities and partners’ capital	$26,017,399	$3,946,992
Total liabilities and partners’ capital included above	$325,677	$269,775
Equity in LP/LLC interests not included above	114,505	83,029
Carrying value	$440,182	$352,804

(1)
Amount represents gross assets of each fund where the Company has a significant investment. These assets consist primarily of investments in real estate, investments in securities and other miscellaneous assets.

(2)	Amount represents gross liabilities of each fund where the Company has a significant investment. These liabilities consist primarily of third-party-borrowed funds and other miscellaneous liabilities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Years Ended December 31,
	2019	2018	2017
	(in thousands)
STATEMENTS OF OPERATIONS
Total revenue(1)	$819,904	$128,356	$319,414
Total expenses(2)	(200,666)	(39,040)	(31,680)
Net earnings (losses)	$619,238	$89,316	$287,734
Equity in net earnings (losses) included above	$24,971	$(2,470)	$12,439
Equity in net earnings (losses) of LP/LLC interests not included above	5,077	(1,452)	5,191
Total equity in net earnings (losses)	$30,048	$(3,922)	$17,630

(1)
Amount represents gross revenue of each fund where the Company has a significant investment. This revenue consists of income from investments in real estate, investments in securities and other income.

(2)
Amount represents gross expenses of each fund where the Company has a significant investment. These expenses consist primarily of interest expense, investment management fees, salary expenses and other expenses.

Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2019	2018	2017
	(in thousands)
Fixed maturities, available-for-sale	$235,456	$220,942	$230,060
Fixed maturities, trading	1,374	1,105	834
Equity securities, at fair value	856	885	884
Commercial mortgage and other loans	57,886	49,577	52,127
Policy loans	68,485	66,305	63,884
Short-term investments and cash equivalents	9,266	2,382	1,090
Other invested assets	38,577	2,256	23,518
Gross investment income	411,900	343,452	372,397
Less: investment expenses	(18,103)	(18,165)	(19,987)
Net investment income	$393,797	$325,287	$352,410

The carrying value of non-income producing assets included $8.4 million in available-for-sale fixed maturities as of December 31, 2019. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2019.
Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2019	2018	2017
	(in thousands)
Fixed maturities(1)	$46,738	$(13,340)	$27,123
Equity securities(2)	0	0	(125)
Commercial mortgage and other loans	297	(271)	(337)
LPs/LLCs	(3,400)	849	(221)
Derivatives	(160,368)	(154,208)	(106,625)
Short-term investments and cash equivalents	(16)	(308)	(1)
Realized investment gains (losses), net	$(116,749)	$(167,278)	$(80,186)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(1)	Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.

(2)	Effective January 1, 2018, realized gains (losses) on equity securities are recorded within “Other income.”

Net Unrealized Gains (Losses) on Investments within AOCI
The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2019	2018	2017
	(in thousands)
Fixed maturity securities, available-for-sale—with OTTI	$1,568	$(689)	$1,609
Fixed maturity securities, available-for-sale—all other	397,136	(44,619)	279,749
Equity securities, available-for-sale(1)	0	0	2,368
Derivatives designated as cash flow hedges(2)	26,126	22,122	(17,678)
Affiliated notes	4,715	810	4,782
Other investments	(4,365)	5,055	3,588
Net unrealized gains (losses) on investments	$425,180	$(17,321)	$274,418

(1)	Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded within “Other income.”

(2)	For more information on cash flow hedges, see Note 4.
Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2019 and 2018, the Company had no repurchase agreements.
The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2019			December 31, 2018
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$0	$8,169	$0	$8,169
U.S. public corporate securities	5,048	0	5,048	628	0	628
Foreign public corporate securities	2,481	0	2,481	2,266	0	2,266
Total cash collateral for loaned securities(1)	$7,529	$0	$7,529	$11,063	$0	$11,063

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31,
	2019	2018
	(in thousands)
Pledged collateral:
Fixed maturity securities, available-for-sale	$7,292	$10,836
Total securities pledged	$7,292	$10,836
Liabilities supported by the pledged collateral:
Cash collateral for loaned securities	$7,529	$11,063
Total liabilities supported by the pledged collateral	$7,529	$11,063
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of December 31, 2019 and 2018, the fair value of this collateral was $0 million and $143 million, respectively, none of which had either been sold or repledged.
As of December 31, 2019 and 2018, there were available-for-sale fixed maturities of $3.8 million and $3.7 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.
4. DERIVATIVE INSTRUMENTS
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
Equity Contracts
Equity options are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company sells certain products (for example, variable annuities and index-linked universal life) which may include guaranteed benefit features that are accounted for as embedded derivatives; related to certain of these derivatives, the Company has entered into reinsurance agreements with both affiliated and unaffiliated parties. Effective April 1, 2016, the Company entered into reinsurance agreements (previously reinsured to Pruco Re) with affiliates, PALAC and Prudential Insurance. See Note 1 for additional information on the reinsurance agreements. Additionally, the Company has entered into a reinsurance agreement with an external counterparty, Union Hamilton Reinsurance, Ltd. ("Union Hamilton").
In regard to no-lapse guarantee provision on certain universal life products, the Company had reinsured a portion of it to an affiliate, UPARC, through June 30, 2017 and recaptured the reinsurance effective July 1, 2017. See Note 9 for additional information on the recapture.
These embedded derivatives and reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 5.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral.

	December 31, 2019			December 31, 2018
Primary Underlying Risk/Instrument Type	Gross Notional	Fair Value		Gross Notional	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Interest Rate Swaps	$3,615	$0	$(50)	$0	$0	$0
Foreign Currency Swaps	773,933	36,551	(12,471)	719,476	38,333	(16,638)
Total Derivatives Designated as Hedge Accounting Instruments	$777,548	$36,551	$(12,521)	$719,476	$38,333	$(16,638)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$569,925	$33,256	$(4,490)	$246,925	$15,665	$(3,174)
Foreign Currency
Foreign Currency Forwards	21,580	0	(518)	23,043	277	(20)
Credit
Credit Default Swaps	0	0	0	756	0	(9)
Currency/Interest Rate
Foreign Currency Swaps	151,792	7,563	(1,892)	98,363	6,303	(2,109)
Equity
Equity Options	2,680,048	174,398	(78,381)	1,981,693	17,312	(4,912)
Total Derivatives Not Qualifying as Hedge Accounting Instruments	$3,423,345	$215,217	$(85,281)	$2,350,780	$39,557	$(10,224)
Total Derivatives (1)(2)	$4,200,893	$251,768	$(97,802)	$3,070,256	$77,890	$(26,862)

(1)
Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $8,530 million and $5,589 million as of December 31, 2019 and 2018, respectively included in "Future policy benefits" and $962 million and $13 million as of December 31, 2019 and 2018, respectively included in "Policyholders' account balances". The fair value of the related reinsurance, included in "Reinsurance recoverables" or "Other liabilities" was an asset of $8,540 million and $5,600 million as of December 31, 2019 and 2018, respectively.

(2)	Recorded in “Other invested assets” and “Other liabilities” on the Consolidated Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2019
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$251,765	$(239,220)	$12,545	$(12,545)	$0
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$251,765	$(239,220)	$12,545	$(12,545)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$97,802	$(97,802)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$97,802	$(97,802)	$0	$0	$0

	December 31, 2018
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$77,887	$(27,078)	$50,809	$(7,307)	$43,502
Securities purchased under agreements to resell	143,000	0	143,000	(143,000)	0
Total Assets	$220,887	$(27,078)	$193,809	$(150,307)	$43,502
Offsetting of Financial Liabilities:
Derivatives(1)	$26,862	$(26,862)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$26,862	$(26,862)	$0	$0	$0

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 13. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps and interest rate swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit and equity derivatives in any of its cash flow hedge accounting relationships.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2019
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$0	$0	$0	$(50)
Currency/Interest Rate	425	9,007	(1,698)	4,081
Total cash flow hedges	425	9,007	(1,698)	4,031
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	18,609	0	0	0
Currency	20	0	0	0
Currency/Interest Rate	3,485	0	(5)	0
Credit	(1)	0	0	0
Equity	74,068	0	0	0
Embedded Derivatives	(256,974)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(160,793)	0	(5)	0
Total	$(160,368)	$9,007	$(1,703)	$4,031

	Year Ended December 31, 2018(2)
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$(997)	$6,819	$10,066	$39,801
Total cash flow hedges	(997)	6,819	10,066	39,801
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(7,688)	0	0	0
Currency	1,475	0	0	0
Currency/Interest Rate	6,395	0	44	0
Credit	(2)	0	0	0
Equity	(27,212)	0	0	0
Embedded Derivatives	(126,179)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(153,211)	0	44	0
Total	$(154,208)	$6,819	$10,110	$39,801

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2017(2)
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$1,061	$6,071	$(8,234)	$(58,609)
Total cash flow hedges	1,061	6,071	(8,234)	(58,609)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(1,565)	0	0	0
Currency	(1,316)	0	0	0
Currency/Interest Rate	(8,306)	0	(71)	0
Credit	(46)	0	0	0
Equity	30,466	0	0	0
Embedded Derivatives	(126,919)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(107,686)	0	(71)	0
Total	$(106,625)	$6,071	$(8,305)	$(58,609)

(1)	Net change in AOCI.

(2)	Prior period amounts have been updated to conform to current period presentation.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2016	$40,931
Amount recorded in AOCI
Currency/Interest Rate	(59,712)
Total amount recorded in AOCI	(59,712)
Amount reclassified from AOCI to income
Currency/Interest Rate	1,103
Total amount reclassified from AOCI to income	1,103
Balance, December 31, 2017	$(17,678)
Amount recorded in AOCI
Currency/Interest Rate	55,689
Total amount recorded in AOCI	55,689
Amount reclassified from AOCI to income
Currency/Interest Rate	(15,889)
Total amount reclassified from AOCI to income	(15,889)
Balance, December 31, 2018	$22,122
Cumulative-effect adjustment from the adoption of ASU 2017-12(1)	(27)
Amount recorded in AOCI
Interest Rate	(50)
Currency/Interest Rate	11,815
Total amount recorded in AOCI	11,765
Amount reclassified from AOCI to income
Currency/Interest Rate	(7,734)
Total amount reclassified from AOCI to income	(7,734)
Balance, December 31, 2019	$26,126

(1)	See Note 2 for details.

The changes in fair value of cash flow hedges are deferred in AOCI and are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2019 values, it is estimated that a pre-tax gain of $8 million is expected to be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2020.

The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments.

There were no material amounts reclassified from AOCI into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Credit Derivatives
The Company has no exposure from credit derivative positions where it has written credit protection as of December 31, 2019 and 2018.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $0 million and $1 million reported as of December 31, 2019 and 2018, respectively with a fair value of $0 million for both periods.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparty to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.
5. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and equity securities that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain short-term investments, certain cash equivalents, and certain OTC derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts, and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2019
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$47,797	$38,671	$0	$86,468
Obligations of U.S. states and their political subdivisions	0	497,827	0	0	497,827
Foreign government bonds	0	222,663	163	0	222,826
U.S. corporate public securities	0	2,141,324	3	0	2,141,327
U.S. corporate private securities	0	893,943	35,829	0	929,772
Foreign corporate public securities	0	278,435	181	0	278,616
Foreign corporate private securities	0	944,408	14,070	0	958,478
Asset-backed securities(2)	0	117,935	2,001	0	119,936
Commercial mortgage-backed securities	0	382,916	0	0	382,916
Residential mortgage-backed securities	0	63,804	0	0	63,804
Subtotal	0	5,591,052	90,918	0	5,681,970
Fixed maturities, trading	0	59,296	668	0	59,964
Equity securities	131	465	9,898	0	10,494
Short-term investments	0	0	0	0	0
Cash equivalents	0	547,642	0	0	547,642
Other invested assets(3)	0	251,764	4	(239,220)	12,548
Reinsurance recoverables	0	0	8,539,671	0	8,539,671
Receivables from parent and affiliates	0	119,431	3,135	0	122,566
Subtotal excluding separate account assets	131	6,569,650	8,644,294	(239,220)	14,974,855
Separate account assets(4)(5)	0	133,625,669	0	0	133,625,669
Total assets	$131	$140,195,319	$8,644,294	$(239,220)	$148,600,524
Future policy benefits(6)	$0	$0	$8,529,566	$0	$8,529,566
Policyholders' account balances	0	0	962,351	0	962,351
Payables to parent and affiliates	0	97,802	0	(97,802)	0
Total liabilities	$0	$97,802	$9,491,917	$(97,802)	$9,491,917

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2018
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$47,654	$29,816	$0	$77,470
Obligations of U.S. states and their political subdivisions	0	622,758	0	0	622,758
Foreign government bonds	0	201,947	0	0	201,947
U.S. corporate public securities	0	1,731,623	2	0	1,731,625
U.S. corporate private securities	0	838,497	44,841	0	883,338
Foreign corporate public securities	0	262,023	0	0	262,023
Foreign corporate private securities	0	815,634	11,745	0	827,379
Asset-backed securities(2)	0	151,040	6,556	0	157,596
Commercial mortgage-backed securities	0	346,396	0	0	346,396
Residential mortgage-backed securities	0	89,063	0	0	89,063
Subtotal	0	5,106,635	92,960	0	5,199,595
Fixed maturities, trading	0	41,627	0	0	41,627
Equity securities	131	20,794	15,997	0	36,922
Short-term investments	0	0	0	0	0
Cash equivalents	69,903	147,043	0	0	216,946
Other invested assets(3)	0	77,886	4	(27,078)	50,812
Reinsurance recoverables	0	0	5,600,008	0	5,600,008
Receivables from parent and affiliates	0	125,381	9,261	0	134,642
Subtotal excluding separate account assets	70,034	5,519,366	5,718,230	(27,078)	11,280,552
Separate account assets(4)(5)	0	114,947,872	0	0	114,947,872
Total assets	$70,034	$120,467,238	$5,718,230	$(27,078)	$126,228,424
Future policy benefits(6)	$0	$0	$5,588,840	$0	$5,588,840
Policyholders' account balances	0	0	13,015	0	13,015
Payables to parent and affiliates	0	26,862	0	(26,862)	0
Total liabilities	$0	$26,862	$5,601,855	$(26,862)	$5,601,855

(1)	“Netting” amounts represent cash collateral of $141.4 million and $0.2 million as of December 31, 2019 and 2018, respectively.

(2)	Includes credit tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(3)
Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2019 and 2018, the fair values of such investments were $75 million and $70 million, respectively.

(4)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Consolidated Statements of Financial Position.

(5)
Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate owned life insurance fund, for which fair value is measured at NAV per share (or its equivalent). At December 31, 2019 and 2018, the fair value of such investments was $4,762 million and $4,130 million, respectively.

(6)
As of December 31, 2019, the net embedded derivative liability position of $8,530 million includes $611 million of embedded derivatives in an asset position and $9,141 million of embedded derivatives in a liability position. As of December 31, 2018, the net embedded derivative liability position of $5,589 million includes $633 million of embedded derivatives in an asset position and $6,222 million of embedded derivatives in a liability position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2019 and 2018, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other invested assets”, or as liabilities within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.
The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance recoverables” or “Other liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future policy benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the London Inter Bank Offered Rate ("LIBOR") swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Policyholders' Account Balances - The liability for policyholders’ account balances is related to certain embedded derivative instruments associated with certain universal life products that provide the policyholders with the index-linked interest credited over contract specified term periods. The fair values of these liabilities are determined using discounted cash flow models which include capital market assumptions such as interest rates and equity index volatility assumptions, the Company’s market-perceived NPR and actuarially determined assumptions for mortality, lapses and projected hedge costs.
As there is no observable active market for these liabilities, the fair value is determined as the present value of account balances paid to policyholders in excess of contractually guaranteed minimums using option pricing techniques for index term periods that contain deposits as of the valuation date, and the expected option budget for future index term periods, where the terms of index crediting rates have not yet been declared by the company. Premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows are also incorporated in the fair value of these liabilities. The determination of these risk premiums requires the use of management’s judgment, and hence these liabilities are reflected within Level 3 in the fair value hierarchy.
Capital market inputs, including interest rates and equity markets volatility, and actual policyholders’ account values are updated each quarter. Actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. Aside from these annual updates, assumptions are generally updated only if a material change is observed in an interim period that the Company believes is indicative of a long-term trend.
Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities - The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	As of December 31, 2019
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum		Weighted Average		Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$27,816	Discounted cash flow	Discount rate	5.24%		17.47%		8.25%		Decrease
		Market Comparables	EBITDA multiples(3)	5.7	X	5.7	X	5.7	X	Increase
Reinsurance recoverables	$8,539,671	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(4)	$8,529,566	Discounted cash flow	Lapse rate(6)	1%		18%				Decrease
			Spread over LIBOR(7)	0.10%		1.23%				Decrease
			Utilization rate(8)	43%		97%				Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%		15%				Decrease
			Equity volatility curve	13%		23%				Increase
Policyholders' account balances(5)	$962,351	Discounted cash flow	Lapse rate(6)	1%		6%				Decrease
			Spread over LIBOR(7)	0.10%		1.23%				Decrease
			Mortality rate(10)	0%		24%				Decrease
			Equity volatility curve	10%		23%				Increase

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2018
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$31,503	Discounted cash flow	Discount rate	7%	20%	10.21%	Decrease
		Liquidation	Liquidation value	40.71%	40.71%	40.71%	Increase
Reinsurance recoverables	$5,600,008	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(4)	$5,588,840	Discounted cash flow	Lapse rate(6)	1%	13%		Decrease
			Spread over LIBOR(7)	0.36%	1.60%		Decrease
			Utilization rate(8)	50%	97%		Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%	15%		Decrease
			Equity volatility curve	18%	22%		Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.

(2)	Includes assets classified as fixed maturities and available-for-sale.

(3)
Represents multiples of earnings before interest, taxes, depreciation and amortization "EBITDA", and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.

(4)
Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(5)
Policyholders’ account balances primarily represent general account liabilities for the index-linked interest credited on certain of the Company’s life products that are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(6)
Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For any given contract, lapse rates vary throughout the period over which cash flows are projected for the purposes of valuing these embedded derivatives.

(7)
The spread over the LIBOR swap curve represents the premium added to the proxy for the risk-free rate (LIBOR) to reflect the Company's estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt.

(8)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(9)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of both December 31, 2019 and 2018, the minimum withdrawal rate assumption is 78% and the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

(10)
The range reflects the mortality rates for the vast majority of business with living benefits and other contracts, with policyholders ranging from 45 to 90 years old. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Mortality rates may vary by product, age, and duration. A mortality improvement assumption is also incorporated into the overall mortality table.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate.

	Year Ended December 31, 2019
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. government	$29,816	$0	$8,855	$0	$0	$0	$0	$0	$0	$38,671	$0
Foreign government	0	4	0	0	0	0	0	159	0	163	0
Corporate securities(4)	56,588	(5,229)	4,226	(81)	0	(18,884)	0	13,463	0	50,083	(8,467)
Structured securities(5)	6,556	1,322	0	(130)	0	(6,336)	0	77,660	(77,071)	2,001	0
Other assets:
Fixed maturities, trading	0	(83)	0	0	0	0	0	751	0	668	(83)
Equity securities	15,997	1,668	0	(7,767)	0	0	0	0	0	9,898	1,534
Other invested assets	4	0	0	0	0	0	0	0	0	4	0
Short-term investments	0	0	1,388	0	0	(1,388)	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0	0	0	0	0
Reinsurance recoverables	5,600,008	1,936,363	1,003,300	0	0	0	0	0	0	8,539,671	2,142,421
Receivables from parent and affiliates	9,261	190	0	0	0	(6,316)	0	0	0	3,135	0
Liabilities:
Future policy benefits	(5,588,840)	(1,945,323)	0	0	(995,403)	0	0	0	0	(8,529,566)	(2,151,380)
Policyholders' account balances(6)	(13,015)	(765,917)	0	0	(183,419)	0	0	0	0	(962,351)	(759,661)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2019
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(8,198)	$0	$3,615	$680	$(8,467)	$0
Other assets:
Fixed maturities, trading	0	(83)	0	0	0	(83)
Equity securities	0	1,668	0	0	0	1,534
Other invested assets	0	0	0	0	0	0
Short-term investments	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0
Reinsurance recoverables	1,936,363	0	0	0	2,142,421	0
Receivables from parent and affiliates	0	0	0	190	0	0
Liabilities:
Future policy benefits	(1,945,323)	0	0	0	(2,151,380)	0
Policyholders' account balances	(765,917)	0	0	0	(759,661)	0

	Year Ended December 31, 2018
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. government	$19,204	$0	$10,679	$(67)	$0	$0	$0	$0	$0	$29,816	$0
Foreign government	0	(15)	0	0	0	0	174	0	(159)	0	0
Corporate securities(4)	75,421	(6,642)	13,573	(215)	0	(39,459)	15	18,877	(4,982)	56,588	(1,944)
Structured securities(5)	111,028	(540)	31,067	(10,844)	0	(10,216)	0	13,513	(127,452)	6,556	0
Other assets:
Equity securities	17,525	(1,453)	0	(75)	0	0	0	0	0	15,997	(1,453)
Other invested assets	0	(5)	0	0	0	0	0	18	(9)	4	(5)
Short-term investments	1,339	(47)	11,106	(73)	0	(12,311)	(14)	0	0	0	(19)
Cash equivalents	0	(256)	4,987	(465)	0	(4,266)	0	0	0	0	0
Reinsurance recoverables	5,457,649	(782,025)	924,384	0	0	0	0	0	0	5,600,008	(573,853)
Receivables from parent and affiliates	0	47	9,719	0	0	(525)	0	6,551	(6,531)	9,261	0
Liabilities:
Future policy benefits	(5,452,583)	780,261	0	0	(916,518)	0	0	0	0	(5,588,840)	572,088
Policyholders' account balances(6)	(46,651)	24,405	0	0	0	9,231	0	0	0	(13,015)	24,405

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2018
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(1,600)	$0	$(6,015)	$418	$(1,944)	$0
Other assets:
Equity securities	0	(1,453)	0	0	0	(1,453)
Other invested assets	(5)	0	0	0	(5)	0
Short-term investments	(47)	0	0	0	(19)	0
Cash equivalents	(256)	0	0	0	0	0
Reinsurance recoverables	(782,025)	0	0	0	(573,853)	0
Receivables from parent and affiliates	0	0	(20)	67	0	0
Liabilities:
Future policy benefits	780,261	0	0	0	572,088	0
Policyholders' account balances	24,405	0	0	0	24,405	0
The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and OCI for the year ended December 31, 2017, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2017.

	Year Ended December 31, 2017
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$2,001	$0	$(1,588)	$270	$(2,736)	$0
Other assets:
Equity securities	1,707	0	(38)	0	0	2,345
Other invested assets	0	0	0	0	0	0
Short-term investments	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0
Reinsurance recoverables	(158,623)	0	0	0	(315,998)	0
Receivables from parent and affiliates	0	0	0	0	0	0
Liabilities:
Future policy benefits	463,432	0	0	0	313,532	0
Policyholders' account balances	(30,991)	0	0	0	(30,991)	0

(1)
Realized investment gains (losses) on future policy benefits and reinsurance recoverables primarily represent the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts.

(2)	Other includes reclassifications of certain asset and liabilities between reporting categories.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(4)	Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities.

(5)	Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities.

(6)	Issuances and settlements for Policyholders' account balances are presented net in the rollforward.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2019
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,288,625	$1,288,625	$1,239,885
Policy loans	0	0	1,314,064	1,314,064	1,314,064
Cash and cash equivalents	15,557	0	0	15,557	15,557
Accrued investment income	0	89,448	0	89,448	89,448
Reinsurance recoverables	0	0	212,368	212,368	211,813
Receivables from parent and affiliates	0	149,415	0	149,415	149,415
Other assets	0	22,505	0	22,505	22,505
Total assets	$15,557	$261,368	$2,815,057	$3,091,982	$3,042,687
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,264,128	$277,782	$1,541,910	$1,541,355
Cash collateral for loaned securities	0	7,529	0	7,529	7,529
Short-term debt to affiliates	0	2,845	0	2,845	2,845
Payables to parent and affiliates	0	216,842	0	216,842	216,842
Other liabilities	0	387,109	0	387,109	387,109
Total liabilities	$0	$1,878,453	$277,782	$2,156,235	$2,155,680

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2018
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,214,350	$1,214,350	$1,209,150
Policy loans	0	0	1,236,077	1,236,077	1,236,077
Cash and cash equivalents	56,894	143,000	0	199,894	199,894
Accrued investment income	0	88,278	0	88,278	88,278
Reinsurance recoverables	0	0	0	0	0
Receivables from parent and affiliates	0	154,938	0	154,938	154,938
Other assets	0	28,950	0	28,950	28,950
Total assets	$56,894	$415,166	$2,450,427	$2,922,487	$2,917,287
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,206,747	$272,322	$1,479,069	$1,486,929
Cash collateral for loaned securities	0	11,063	0	11,063	11,063
Short-term debt to affiliates	0	0	0	0	0
Payables to parent and affiliates	0	229,345	0	229,345	229,345
Other liabilities	0	372,997	0	372,997	372,997
Total liabilities	$0	$1,820,152	$272,322	$2,092,474	$2,100,334

(1)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, unsettled trades and accounts receivable.
Reinsurance Recoverables
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements between the Company and related parties. See Note 9 for additional information about the Company's reinsurance arrangements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Short-term Debt to Affiliates
The fair value of short-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.
6. DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2019	2018	2017
	(in thousands)
Balance, beginning of year	$1,613,922	$1,376,211	$1,341,093
Capitalization of commissions, sales and issue expenses	451,773	346,885	278,892
Amortization-Impact of assumption and experience unlocking and true-ups	(34,619)	(54,772)	(16,140)
Amortization-All other	(78,699)	(81,054)	(78,867)
Change in unrealized investment gains and losses	(37,337)	26,652	(5,363)
Other(1)	(59,342)	0	(143,404)
Balance, end of year	$1,855,698	$1,613,922	$1,376,211

(1)
Represents ceded DAC upon reinsurance agreement with Prudential Arizona Reinsurance Term Company and Prudential Arizona Reinsurance Captive Company in 2019 and Gibraltar Universal Life Reinsurance Company ("GUL Re") in 2017. See Note 9 for additional information.

7. POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31 for the years indicated are as follows:

	2019	2018
	(in thousands)
Life insurance – domestic	$14,522,350	$11,831,419
Life insurance – Taiwan	1,493,716	1,408,598
Individual and group annuities and supplementary contracts	677,266	609,457
Other contract liabilities	8,565,341	5,626,920
Total future policy benefits	$25,258,673	$19,476,394

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Life insurance liabilities include reserves for death benefits. Individual and group annuities and supplementary contract liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for domestic and Taiwanese individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 7.8% for setting domestic insurance reserves and 6.2% to 7.4% for setting Taiwanese reserves.
Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values generally range from 0.0% to 14.8%, with less than 0.4% of the reserves based on an interest rate in excess of 8.0%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 1.9% to 3.3%. See Note 8 for additional information regarding liabilities for guaranteed benefits related to certain long-duration life and annuity contracts.
Policyholders’ Account Balances
Policyholders’ account balances at December 31 for the years indicated are as follows:

	2019	2018
	(in thousands)
Interest-sensitive life contracts	$17,793,669	$17,167,713
Individual annuities	3,613,971	3,444,327
Guaranteed interest accounts	207,038	240,886
Other	1,264,145	1,206,766
Total policyholders’ account balances	$22,878,823	$22,059,692
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 1.9% to 4.6% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 0.0% to 6.3%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 4.1%. Interest crediting rates range from 0.5% to 8.0% for other.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

8. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issued fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no-lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2019 and 2018, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2019		December 31, 2018
	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)
	(in thousands)
Annuity Contracts
Return of net deposits
Account value	$101,413,706	N/A	$87,412,536	N/A
Net amount at risk	$23,061	N/A	$656,027	N/A
Average attained age of contractholders	67 years	N/A	66 years	N/A
Minimum return or contract value
Account value	$20,008,013	$111,734,329	$18,574,416	$97,055,710
Net amount at risk	$1,423,229	$2,214,835	$3,186,237	$4,510,250
Average attained age of contractholders	70 years	68 years	70 years	67 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years

(1)	Balances are gross of reinsurance.

(2)	Includes income and withdrawal benefits.

	December 31, 2019	December 31, 2018

	In the Event of Death(1)(2)
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
Separate account value	$3,781,929	$3,301,084
General account value	$9,169,757	$8,224,464
Net amount at risk	$147,370,237	$144,225,578
Average attained age of contractholders	55 years	55 years

(1)	Balances are gross of reinsurance.

(2)	Excludes assumed reinsurance of GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business that is retroceded 100% to PAR U.
Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2019(1)	December 31, 2018(1)
	(in thousands)
Equity funds	$67,526,437	$56,191,438
Bond funds	48,484,071	44,794,947
Money market funds	1,877,377	1,610,279
Total	$117,887,885	$102,596,664

(1)	Balances are gross of reinsurance.
In addition to the amounts invested in separate account investment options above, $3.5 billion at December 31, 2019 and $3.4 billion at December 31, 2018 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2019, 2018 and 2017 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for GMDB and GMIB are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders' benefits”. GMAB, GMWB and GMIWB are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 5 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in "Realized investment gains (losses), net." This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP. Additionally, the Company externally reinsures the guaranteed benefit features associated with certain contracts. See Note 9 for further information regarding the external reinsurance arrangement.

	GMDB		GMIB	GMWB/GMIWB/ GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance at December 31, 2016	$387,993	$4,058,181	$27,038	$5,041,008	$9,514,220
Incurred guarantee benefits(1)	16,999	808,834	(8,653)	411,575	1,228,755
Paid guarantee benefits	(25,942)	(14,642)	(1,377)	0	(41,961)
Change in unrealized investment gains and losses	11,288	144,937	123	0	156,348
Balance at December 31, 2017	390,338	4,997,310	17,131	5,452,583	10,857,362
Incurred guarantee benefits(1)	71,467	717,444	1,889	136,256	927,056
Paid guarantee benefits	(35,800)	(76,944)	(2,032)	0	(114,776)
Change in unrealized investment gains and losses	(14,437)	(405,956)	(178)	0	(420,571)
Balance at December 31, 2018	411,568	5,231,854	16,810	5,588,839	11,249,071
Incurred guarantee benefits(1)	52,717	1,473,762	2,266	2,940,727	4,469,472
Paid guarantee benefits	(25,992)	(110,642)	(2,209)	0	(138,843)
Change in unrealized investment gains and losses	22,208	805,259	240	0	827,707
Balance at December 31, 2019	$460,501	$7,400,233	$17,107	$8,529,566	$16,407,407

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB, which includes the liability for no-lapse guarantees, and GMIB liability are established when associated assessments (which include all policy charges including charges for administration, mortality, expense, surrender, and other, regardless of how characterized) are recognized. This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (e.g., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. Similar to as described above for DAC, the reserves are subject to adjustments based on annual reviews of assumptions and quarterly adjustments for experience, including market performance. These adjustments reflect the impact on the benefit ratio of using actual historical experience from the issuance date to the balance sheet date plus updated estimates of future experience. The updated benefit ratio is then applied to all prior periods’ assessments to derive an adjustment to the reserve recognized through a benefit or charge to current period earnings.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs), in general, guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. The Company has offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held.
There were no deferred sales inducements balances at December 31, 2019 and 2018 because they were fully ceded.
9. REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), Prudential Universal Reinsurance Company ("PURC"), Prudential Term Reinsurance Company (“Term Re”), PALAC, Gibraltar Universal Life Reinsurance Company ("GUL Re") and Dryden Arizona Reinsurance Term Company (“DART”), its parent company Prudential Insurance, as well as third parties. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, and facilitate the Company's capital market hedging program. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

Reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long-duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance policy charges and fee income ceded for universal life and variable annuity products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into reinsurance agreements to transfer the risk related to the living benefit guarantees on variable annuities to PALAC excluding the PLNJ business which was reinsured to Prudential Insurance. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through “Realized investment gains (losses), net”. See Note 4 for additional information related to the accounting for embedded derivatives.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	2019	2018
	(in thousands)
Reinsurance recoverables	$40,710,159	$34,682,127
Policy loans	(142,262)	(130,502)
Deferred policy acquisition costs	(6,989,618)	(7,267,847)
Deferred sales inducements	(515,968)	(562,052)
Other assets(1)	258,427	185,573
Policyholders’ account balances	4,934,544	5,004,112
Future policy benefits	4,209,817	3,376,048
Other liabilities(2)	884,641	621,856

(1)	Includes $0.0 million and $0.1 million of unaffiliated activity as of December 31, 2019 and 2018, respectively.

(2)	Includes $43.1 million and $27.2 million of unaffiliated activity as of December 31, 2019 and 2018, respectively.
The reinsurance recoverables by counterparty are broken out below:

	December 31, 2019	December 31, 2018
	(in thousands)
PAR U	$12,380,683	$11,444,032
PALAC	11,635,405	8,828,190
PURC	4,692,769	4,127,455
PARCC	2,627,595	2,527,690
GUL Re	2,292,638	2,017,810
PAR Term	1,825,594	1,678,745
Prudential Insurance	1,764,512	1,226,917
Prudential of Taiwan	1,499,685	1,414,669
Term Re	1,506,366	1,259,141
DART	327,235	119,946
Unaffiliated	157,677	37,532
Total reinsurance recoverables	$40,710,159	$34,682,127

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reinsurance amounts, included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2019	2018	2017
	(in thousands)
Premiums:
Direct	$1,882,584	$1,807,809	$1,720,896
Assumed(1)	206	230	194
Ceded(2)	(1,854,246)	(1,757,231)	(1,666,384)
Net premiums	28,544	50,808	54,706
Policy charges and fee income:
Direct	3,725,113	3,248,574	3,459,134
Assumed	519,265	497,751	473,573
Ceded(3)	(3,700,222)	(3,212,998)	(3,657,014)
Net policy charges and fee income	544,156	533,327	275,693
Net investment income:
Direct	398,762	330,058	356,291
Assumed	1,631	1,581	1,484
Ceded	(6,596)	(6,352)	(5,365)
Net investment income	393,797	325,287	352,410
Asset administration fees:
Direct	355,118	346,727	340,461
Assumed	0	0	0
Ceded	(339,062)	(332,359)	(322,868)
Net asset administration fees	16,056	14,368	17,593
Other income:
Direct	83,891	68,931	62,830
Assumed(4)	(293)	96	390
Ceded	(59)	(55)	(77)
Amortization of reinsurance income	21	3,992	4,606
Net other income	83,560	72,964	67,749
Realized investment gains (losses), net:
Direct	(1,912,241)	769,114	478,117
Assumed	0	0	0
Ceded(5)	1,795,492	(936,392)	(558,303)
Realized investment gains (losses), net	(116,749)	(167,278)	(80,186)
Policyholders’ benefits (including change in reserves):
Direct	3,352,159	2,647,574	2,436,537
Assumed(6)	885,542	599,589	584,909
Ceded(7)	(4,084,627)	(3,097,664)	(3,039,862)
Net policyholders’ benefits (including change in reserves)	153,074	149,499	(18,416)
Interest credited to policyholders’ account balances:
Direct	470,551	499,458	350,262
Assumed	135,355	141,307	135,123
Ceded	(418,677)	(468,772)	(316,994)
Net interest credited to policyholders’ account balances	187,229	171,993	168,391
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization	(1,772,111)	(1,587,360)	(1,302,020)

(1)	Includes $0.2 million of unaffiliated activity for each of the years ended December 31, 2019, 2018 and 2017.

(2)	Includes $(0.6) million, $(0.2) million and $0.0 million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(3)	Includes $(34) million, $(20) million and $(8) million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.

(4)	Includes $(0.3) million, $0.1 million and $0.4 million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.

(5)	Includes $44 million, $(34) million and $(20) million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.

(6)	Includes $1.9 million, $0.0 million and $0.4 million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.

(7)	Includes $(30) million, $(10) million and $4 million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.
The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2019	2018	2017
	(in thousands)
Direct gross life insurance face amount in force	$993,850,732	$936,489,617	$882,333,743
Assumed gross life insurance face amount in force	39,877,183	40,811,929	41,782,959
Reinsurance ceded	(963,444,461)	(901,709,295)	(854,053,110)
Net life insurance face amount in force	$70,283,454	$75,592,251	$70,063,592
Information regarding significant affiliated reinsurance agreements is described below.
PAR U
Pruco Life reinsures an amount equal to 70% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates prior to January 1, 2011.
Effective July 1, 2012, PLNJ reinsures an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, excluding those policies that are subject to principle-based reserving.
On January 2, 2013, Pruco Life began to assume Guaranteed Universal Life ("GUL") business from Prudential Insurance in connection with the acquisition of The Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U.
PALAC
Effective April 1, 2016, the Company entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to PALAC, excluding the PLNJ business, which was reinsured to Prudential Insurance. This reinsurance agreement covers new and in force business and excludes business reinsured externally.
PURC
Pruco Life reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as certain of its universal policies, with effective dates from January 1, 2011 through December 31, 2013 with PURC and 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain of its universal policies, with effective dates from January 1, 2014 through December 31, 2016.
PARCC
Prior to July 1, 2019, the Company reinsured 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 90% to 100% of the policy risk amount reinsured, which resulted in an initial transfer of $476 million in premiums and $409 million in expenses ceded with the difference being deferred and subsequently amortized through income.
GUL Re
Effective January 1, 2017, Pruco Life entered into an automatic coinsurance agreement with GUL Re to reinsure an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain of its universal policies, with effective dates on or after January 1, 2017, excluding those policies that are subject to principle-based reserving.
Effective July 1, 2017, Pruco Life amended this agreement to include 30% of Universal Protector policies having no-lapse guarantees as well as certain of its universal policies with effective dates prior to January 1, 2014.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

PAR Term
Prior to July 1, 2019, the Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 95% to 100% of the policy risk amount reinsured, which resulted in an initial transfer of $150 million in premiums and $115 million in expenses ceded with the difference being deferred and subsequently amortized through income.
Prudential of Taiwan
On January 31, 2001, Pruco Life transferred all of its assets and liabilities associated with its Taiwanese branch, including its Taiwanese insurance book of business, to Prudential of Taiwan, an affiliated company. The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, Pruco Life is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against Pruco Life.
The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under U.S. GAAP. Under this accounting treatment, the insurance related liabilities remain on the books of Pruco Life and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in U.S. dollars.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014, through December 31, 2017, through an automatic coinsurance agreement with Term Re.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2017, this agreement has been terminated for certain new business, primarily Universal Life insurance policies. Effective July 1, 2017, the Company reinsures a portion of the mortality risk directly to third-party reinsurers and retains all of the non-reinsured portion of the mortality risk. Effective July 1, 2019, this agreement has been recaptured for certain term life insurance policies which are now reinsured to PARCC and PAR Term as noted above.
On January 2, 2013, Pruco Life began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Financial Services Group, Inc. ("Hartford Financial"). The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. In May 2018, Hartford Financial sold a group of operating subsidiaries, which includes two of Prudential Insurance's counterparties to these reinsurance arrangements. There is no impact to the terms, rights or obligations of Prudential Insurance, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties. Similarly, there is no impact to the Company's reinsurance arrangements with respect to such GUL business as a result of this change in control.
The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.
Effective April 1, 2016, PLNJ entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to Prudential Insurance. This reinsurance agreement covers new and in force business.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

DART
Effective January 1, 2018, the Company entered into an automatic coinsurance agreement with DART to reinsure an amount equal to 95% of the risks associated with its term life insurance policies with effective dates on or after January 1, 2018, excluding those policies that are subject to principle-based reserving.
Information regarding significant third-party reinsurance arrangements is described below.
UPARC
Through June 30, 2017, Pruco Life reinsured Universal Protector policies having no-lapse guarantees with effective dates through December 31, 2013 with UPARC. UPARC reinsured an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. Effective July 1, 2017, Pruco Life recaptured the risks related to the no-lapse guarantees that were previously reinsured to UPARC and subsequently included these risks as part of the business ceded to GUL Re under the amended coinsurance agreement on that date.
Union Hamilton
Between April 1, 2015 and December 31, 2016, the Company, excluding its subsidiary, reinsured approximately 50% of the new business related to “highest daily” living benefits rider guarantees on HDI v.3.0 product, available with Prudential Premier® Retirement Variable Annuity, to Union Hamilton. This reinsurance remains in force for the duration of the underlying annuity contracts. New sales of HDI v.3.0 subsequent to December 31, 2016 are not covered by this external reinsurance agreement. As of December 31, 2019, $3.2 billion of HDI v.3.0 account values are reinsured to Union Hamilton.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

10. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Year Ended December 31,
	2019	2018	2017
	(in thousands)
Current tax expense (benefit):
U.S. Federal	$56,371	$36,739	$(52,502)
Total	56,371	36,739	(52,502)
Deferred tax expense (benefit):
U.S. Federal	(115,503)	(89,380)	(104,326)
Total	(115,503)	(89,380)	(104,326)
Total income tax expense (benefit) on income (loss) before equity in earnings of operating joint ventures	(59,132)	(52,641)	(156,828)
Income tax expense (benefit) on equity in earnings of operating joint ventures (1)	(1,773)	648	0
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	81,281	(55,174)	43,372
Additional paid-in capital	0	0	824
Total income tax expense (benefit)	$20,376	$(107,167)	$(112,632)
(1) Prior period amounts have been updated to conform to current period presentation.
Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2019 and 2018 and 35% applicable for 2017, and the reported income tax expense (benefit) are provided in the following table:

	Year Ended December 31,
	2019	2018	2017
	(in thousands)
Expected federal income tax expense	$33,345	$12,136	$60,007
Non-taxable investment income	(52,291)	(49,845)	(157,408)
Tax credits	(40,602)	(40,272)	(29,506)
Domestic production activities deduction, net	0	0	(10,447)
Changes in tax law	0	3,618	(20,165)
Settlements with taxing authorities	0	20,984	0
Other	416	738	691
Reported income tax expense (benefit)	$(59,132)	$(52,641)	$(156,828)
Effective tax rate	(37.2)%	(91.1)%	(91.5)%
The effective tax rate is the ratio of “Income tax expense (benefit)” divided by “Income (loss) from operations before income taxes and equity in earnings of operating joint venture.” The Company’s effective tax rate for fiscal years 2019, 2018 and 2017 was (37.2)%, (91.1)% and (91.5)%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2019 and 2018 and 35% applicable for 2017, and the Company’s effective tax rate during the periods presented:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:

Tax Act of 2017 - On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. As a result, the Company recognized a $20 million tax benefit in “Income tax expense (benefit)” in the Company’s Consolidated Statements of Operations for the year ended December 31, 2017. In accordance with SEC Staff Accounting Bulletin 118, in 2017 the Company recorded the effects of the Tax Act of 2017 using reasonable estimates due to the need for further analysis of the provisions within the Tax Act of 2017 and collection, preparation and analysis of relevant data necessary to complete the accounting. During 2018, the Company completed the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpreted any additional guidance issued by the IRS, U.S. Department of the Treasury or other standard-setting organizations, and recognized a $1 million increase in income tax benefit for a total of $21 million recognized from the reduction in net deferred tax liabilities to reflect the reduction in the U.S. tax rate from 35% to 21%.

2018 Industry Issue Resolution (IIR). In August 2018, the IRS released a Directive to provide guidance on the tax reserving for guaranteed benefits within variable annuity contracts and principle-based reserves on certain life insurance contracts. Adopting the methodology specified in the Directive resulted in an acceleration of taxable income for the Company's 2017 tax return for which the tax expense was calculated at 35% and an increase in future tax deduction for the same amount to be realized at 21% netting to a $5 million increase to income tax expense.

Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $50 million of the total $52 million of 2019 non-taxable investment income, $47 million of the total $50 million of 2018 non-taxable investment income, and $155 million of the total $157 million of 2017 non-taxable investment income. The DRD for the current period was estimated using information from 2018, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

Tax credits. These amounts primarily represent tax credits relating to foreign taxes withheld on the Company’s separate account investments.

Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.
Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2019	2018
	(in thousands)
Deferred tax assets:
Insurance reserves	$427,843	$245,488
Net unrealized loss on securities	0	8,283
Employee benefits	7,141	0
Other	1,969	1,897
Deferred tax assets	436,953	255,668
Deferred tax liabilities:
Deferred policy acquisition cost	67,431	55,030
Net unrealized gain on securities	83,801	0
Investments	142,028	95,294
Deferred tax liabilities	293,260	150,324
Net deferred tax asset (liability)	$143,693	$105,344

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
The Company had no valuation allowance as of December 31, 2019 and 2018. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s “Income (loss) from operations before income taxes and equity in earnings of operating joint venture” includes income from domestic operations of $159 million, $58 million and $170 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The following table reconciles the total amount of unrecognized tax benefits at the beginning and end of the periods indicated.

	2019	2018	2017
	(in thousands)
Balance at January 1,	$0	$30,196	$9,488
Increases in unrecognized tax benefits-prior years	0	0	12,373
(Decreases) in unrecognized tax benefits-prior years	0	0	0
Increases in unrecognized tax benefits-current year	0	0	8,335
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	0	(30,196)	0
Balance at December 31,	$0	$0	$30,196
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$0	$0	$30,196
The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit).
At December 31, 2019, the Company remains subject to examination in the U.S. for tax years 2015 through 2019.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

11. EQUITY
Accumulated Other Comprehensive Income (Loss)
AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Consolidated Statements of Comprehensive Income. Each of the components that comprise OCI are described in further detail in Note 2 (Foreign Currency Translation Adjustment and Net Unrealized Investment Gains (Losses)). The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2016	$(402)	$71,377	$70,975
Change in OCI before reclassifications	259	164,482	164,741
Amounts reclassified from AOCI	0	(26,998)	(26,998)
Income tax benefit (expense)	(91)	(43,281)	(43,372)
Balance, December 31, 2017	$(234)	$165,580	$165,346
Change in OCI before reclassifications	(17,745)	(257,432)	(275,177)
Amounts reclassified from AOCI	0	(2,549)	(2,549)
Income tax benefit (expense)	581	54,593	55,174
Cumulative effect of adoption of ASU 2016-01	0	(1,539)	(1,539)
Cumulative effect of adoption of ASU 2018-02	(50)	30,499	30,449
Balance, December 31, 2018	$(17,448)	$(10,848)	$(28,296)
Change in OCI before reclassifications	9,572	435,919	445,491
Amounts reclassified from AOCI	0	(54,472)	(54,472)
Income tax benefit (expense)	(41)	(81,240)	(81,281)
Balance, December 31, 2019	$(7,917)	$289,359	$281,442

(1)	Includes cash flow hedges of $26 million, $22 million, and $(18) million as of December 31, 2019, 2018 and 2017, respectively.
Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges—Currency/Interest rate(3)	$7,734	$15,889	$(1,103)
Net unrealized investment gains (losses) on available-for-sale securities(4)	46,738	(13,340)	28,101
Total net unrealized investment gains (losses)	54,472	2,549	26,998
Total reclassifications for the period	$54,472	$2,549	$26,998

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 4 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on securities classified as available-for-sale and certain other invested assets and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains (losses), are as follows:
Net Unrealized Investment Gains (Losses) on Fixed Maturity Securities on which an OTTI loss has been recognized

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs(2)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(3)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2016	$4,883	$(912)	$632	$(1,643)	$2,960
Net investment gains (losses) on investments arising during the period	375	0	0	(119)	256
Reclassification adjustment for (gains) losses included in net income	(3,699)	0	0	1,171	(2,528)
Reclassification adjustment for OTTI losses excluded from net income(1)	50	0	0	(16)	34
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	813	0	(289)	524
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(610)	214	(396)
Balance, December 31, 2017	$1,609	$(99)	$22	$(682)	$850
Net investment gains (losses) on investments arising during the period	(2,150)	0	0	451	(1,699)
Reclassification adjustment for (gains) losses included in net income	(20)	0	0	4	(16)
Reclassification adjustment for OTTI losses excluded from net income(1)	(128)	0	0	27	(101)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(53)	0	11	(42)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	15	(3)	12
Balance, December 31, 2018	$(689)	$(152)	$37	$(192)	$(996)
Net investment gains (losses) on investments arising during the period	2,112	0	0	(450)	1,662
Reclassification adjustment for (gains) losses included in net income	210	0	0	(45)	165
Reclassification adjustment for OTTI losses excluded from net income(1)	(65)	0	0	14	(51)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	316	0	(67)	249
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(355)	76	(279)
Balance, December 31, 2019	$1,568	$164	$(318)	$(664)	$750

(1)	Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.

(3)	"Other liabilities" primarily includes reinsurance payables.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

All Other Net Unrealized Investment Gains (Losses) in AOCI

	Net Unrealized Gains (Losses) on Investments(2)	Deferred Policy Acquisition Costs and Other Costs(3)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(4)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2016	$107,549	$(96,752)	$94,291	$(36,671)	$68,417
Net investment gains (losses) on investments arising during the period	134,613	0	0	(42,628)	91,985
Reclassification adjustment for (gains) losses included in net income	30,697	0	0	(9,721)	20,976
Reclassification adjustment for OTTI losses excluded from net income(1)	(50)	0	0	16	(34)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	98,584	0	(35,060)	63,524
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(123,289)	43,151	(80,138)
Balance, December 31, 2017	$272,809	$1,832	$(28,998)	$(80,913)	$164,730
Net investment gains (losses) on investments arising during the period	(284,672)	0	0	59,778	(224,894)
Reclassification adjustment for (gains) losses included in net income	(2,529)	0	0	531	(1,998)
Reclassification adjustment for OTTI losses excluded from net income(1)	128	0	0	(27)	101
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(67,575)	0	14,190	(53,385)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	97,003	(20,369)	76,634
Cumulative effect of adoption of ASU 2016-01	(2,368)	0	0	829	(1,539)
Cumulative effect of adoption of ASU 2018-02	0	0	0	30,499	30,499
Balance, December 31, 2018	$(16,632)	$(65,743)	$68,005	$4,518	$(9,852)
Net investment gains (losses) on investments arising during the period	494,861	0	0	(105,395)	389,466
Reclassification adjustment for (gains) losses included in net income	(54,682)	0	0	11,646	(43,036)
Reclassification adjustment for OTTI losses excluded from net income(1)	65	0	0	(14)	51
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	488,806	0	(104,105)	384,701
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(549,821)	117,100	(432,721)
Balance, December 31, 2019	$423,612	$423,063	$(481,816)	$(76,250)	$288,609

(1)	Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	Includes cash flow hedges. See Note 4 for information on cash flow hedges.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(3)	"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.

(4)	"Other liabilities" primarily includes reinsurance payables.

12. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the AZDOI. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income (loss) for the Company, including its subsidiary PLNJ, amounted to $262 million, $192 million and $(503) million for the years ended December 31, 2019, 2018 and 2017, respectively. Statutory surplus of the Company, including its subsidiary PLNJ, amounted to $1,665 million and $1,461 million at December 31, 2019 and 2018, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the AZDOI. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of 10% of statutory capital and surplus as of the preceding December 31 or its statutory net gain from operations excluding realized investment gains and losses for the twelve-month period ending on the preceding December 31, the dividend is considered to be an "extraordinary dividend" and requires the prior approval of the AZDOI. Based on these limitations, there is a capacity to pay a dividend of $21 million in 2020 without prior approval since the Company paid dividends to Prudential Insurance of $250 million in 2019, of which $146 million was paid from surplus and $104 million was considered an extraordinary dividend. The Company also paid dividends to Prudential Insurance of $0 million and $250 million in 2018 and 2017, respectively.
13. RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
The majority of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock-based awards program was $1 million for each of the years ended December 31, 2019, 2018 and 2017. The expense charged to the Company for the deferred compensation program was $6 million, $6 million and $9 million for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded, non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $20 million, $23 million and $26 million for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $24 million, $28 million and $28 million for the years ended December 31, 2019, 2018 and 2017, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $9 million, $10 million and $10 million for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market-based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $747 million, $739 million and $633 million for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity.  The Company’s share of corporate expenses was $116 million, $69 million and $66 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Corporate-Owned Life Insurance
The Company has sold five Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $4,339 million at December 31, 2019 and $3,631 million at December 31, 2018. Fees related to these COLI policies were $48 million, $45 million and $44 million for the years ended December 31, 2019, 2018 and 2017, respectively. The Company retains the majority of the mortality risk associated with these COLI policies up to $3.5 million per individual policy.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. ("PGIM"), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $14 million, $13 million and $14 million for the years ended December 31, 2019, 2018 and 2017, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 4 for additional information.
Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $96 million and $88 million as of December 31, 2019 and 2018, respectively. "Net investment income" related to these ventures includes a gain of $9 million, a loss of $1 million and a gain of $8 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the AST. Income received from ASTISI and PGIM Investments related to this agreement was $341 million, $333 million and $323 million for the years ended December 31, 2019, 2018 and 2017, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from Prudential Investments related to this agreement was $10 million, $10 million and $14 million for the years ended December 31, 2019, 2018 and 2017, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates			Interest Rates			2019	2018
							(in thousands)
U.S. dollar floating rate notes			2028	3.83%	-	4.25%	$0	$6,502
U.S. dollar fixed rate notes	2020	-	2027	0.00%	-	14.85%	122,566	128,140
Total long-term notes receivable - affiliated(1)							$122,566	$134,642

(1)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above are classified as available-for-sale securities carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $1 million at both December 31, 2019 and 2018, and is included in “Other assets”. Revenues related to these assets were $4 million, $5 million and $5 million for the years ended December 31, 2019, 2018 and 2017, respectively, and are included in “Other income”.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" ("APIC") and "Realized investment gains (losses), net", respectively. The table below shows affiliated asset trades for the years ended December 31, 2019 and 2018:

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)
				(in thousands)
DART	January 2018	Purchase	Other Invested Assets	$21,457	$21,457	$0	$0
PALAC	April 2018	Purchase	Fixed Maturities	$64,313	$64,313	$0	$0
GUL Re	May 2018	Purchase	Fixed Maturities	$87,486	$87,486	$0	$0
GUL Re	May 2018	Purchase	Fixed Maturities	$37,921	$37,921	$0	$0
Prudential Realty Securities, Inc.	November 2018	Purchase	Commercial Mortgages	$3,259	$3,425	$0	$(167)
Prudential Insurance	February 2019	Sale	Commercial Mortgages	$4,995	$5,000	$(4)	$0
PALAC	April 2019	Sale	Equity Securities	$14,525	$13,466	$0	$1,059
Term Re	September 2019	Sale	Fixed Maturities	$9,178	$8,135	$0	$1,043
PURC	September 2019	Sale	Fixed Maturities	$8,399	$7,455	$0	$944
PAR U	September 2019	Sale	Fixed Maturities	$31,466	$28,146	$0	$3,320
Prudential Insurance	September 2019	Sale	Fixed Maturities	$10,702	$9,254	$1,144	$0
PURC	December 2019	Sale	Equity Securities	$7,767	$6,002	$0	$1,765
Par Term	December 2019	Sale	Fixed Maturities	$27,330	$24,739	$0	$2,591
PURC	December 2019	Sale	Fixed Maturities	$93,830	$75,586	$0	$18,244
PURC	December 2019	Sale	Fixed Maturities	$78,884	$68,645	$0	$10,239
Prudential Insurance	December 2019	Purchase	Other Invested Assets	$9,000	$9,000	$0	$0
Debt Agreements
The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs. Short-term debt outstanding was $2.8 million as of December 31, 2019. There was no debt outstanding as of December 31, 2018 and 2017.
The total interest expense to the Company related to loans payable to affiliates was $2.3 million, $0.7 million and $0.8 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Contributed Capital and Dividends
In December of 2019, the Company received a capital contribution in the amount of $6 million from Prudential Insurance. In March of 2018, the Company received a capital contribution in the amount of $6 million from Prudential Insurance. In March and July of 2017, the Company received capital contributions in the amounts of $5 million and $149 million, respectively, from Prudential Insurance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

In December of 2019, the Company paid a dividend in the amount of $250 million to Prudential Insurance. Through December of 2018, the Company did not pay any dividends. In December of 2017, the Company paid a dividend in the amount of $250 million to Prudential Insurance.
Reinsurance with Affiliates
As discussed in Note 9, the Company participates in reinsurance transactions with certain affiliates.
14. COMMITMENTS AND CONTINGENT LIABILITIES
Commitments
The Company has made commitments to fund commercial mortgage loans. As of December 31, 2019 and 2018, the outstanding balances on these commitments were $26 million and $14 million, respectively. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2019 and 2018, $261 million and $257 million, respectively, of these commitments were outstanding.
Guarantees
In July 2017, the Company formed a joint venture with CT Corp to provide life insurance solutions in Indonesia. The Company owns a 49% interest in the joint venture and has entered into a shareholders agreement with CT Corp that sets out their respective rights and obligations with respect to the joint venture. Among other things, the shareholders agreement obligates the Company and CT Corp to provide capital to the joint venture, as necessary to comply with applicable law or to maintain a specified minimum amount of capital in the joint venture. This obligation is not limited to a maximum amount. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.
Contingent Liabilities
On an ongoing basis, the Company and its regulators review its operations including, but not limited to, sales and other customer interface procedures and practices, and procedures for meeting obligations to its customers and other parties. These reviews may result in the modification or enhancement of processes or the imposition of other action plans, including concerning management oversight, sales and other customer interface procedures and practices, and the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2019, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $100 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Behfarin v. Pruco Life
In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification. In October 2019, plaintiff filed: (1) the First Amended Complaint adding Prudential Insurance Company of America and Pruco Life Insurance Company of New Jersey as defendants; and (2) a motion seeking preliminary certification of a settlement class, appointment of a class representative and class counsel, and preliminary approval of the proposed class action settlement. In November 2019, the court issued an order granting the motion for preliminary approval of the settlement.
Securities Lending and Foreign Tax Reclaim Matter
In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor ("DOL"), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain separate account investments due to a long-standing restriction benefiting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for the separate account investments. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers.
The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two of its subsidiaries violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.
15. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2019 and 2018 are summarized in the table below:

	Three months ended
	March 31	June 30	September 30	December 31
	(in thousands)
2019
Total revenues	$222,412	$233,359	$273,205	$220,388
Total benefits and expenses	150,798	219,237	234,568	185,977
Income (loss) from operations before income taxes and equity in earnings of operating joint venture	71,614	14,122	38,637	34,411
Net income (loss)	$87,788	$48,435	$43,373	$37,403
2018
Total revenues	$188,712	$248,288	$183,330	$209,146
Total benefits and expenses	179,469	224,981	166,760	200,479
Income (loss) from operations before income taxes and equity in earnings of operating joint venture	9,243	23,307	16,570	8,667
Net income (loss)	$11,304	$36,226	$18,725	$42,383

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of
Pruco Life Insurance Company:
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of financial position of Pruco Life Insurance Company and its subsidiary (the "Company") as of December 31, 2019 and 2018, and the related consolidated statements of operations and comprehensive income, of equity and of cash flows for each of the three years in the period ended December 31, 2019, including the related notes and financial statement schedule listed in the index appearing under Item 15(a)(2) (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Changes in Accounting Principles
As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for certain financial assets and liabilities and the manner in which its accounts for certain tax effects originally recognized in accumulated other comprehensive income in 2018 and the manner in which it accounts for certain reinsurance costs in 2017.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
Significant Transactions with Related Parties
As discussed in Note 13 to the consolidated financial statements, the Company has entered into significant transactions with The Prudential Insurance Company of America, its parent company, and other affiliates, who are related parties.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 5, 2020

We have served as the Company's auditor since 1996.

PART C:
OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number		Description of Exhibit
(a)	Board of Directors Resolution:
	(i)	Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Appreciable Account. (Note 4)

(b)	Not Applicable.

(c)	Underwriting Contracts:
	(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company. (Note 6)
	(ii)	Selling Agreement used from 11-2008. (Note 5)
	(iii)	Selling Agreement used from 1-2008 to 11-2008. (Note 5)
	(iv)	Selling Agreement used from 11-2007 to 1-2008. (Note 5)
	(v)	Selling Agreement used from 12-2006 to 11-2007. (Note 5)
	(vi)	Selling Agreement used from 11-2005 to 12-2006. (Note 5)
	(vii)	Selling Agreement used from 9-2003 to 11-2005. (Note 5)
	(viii)	Selling Agreement used from 3-1999 to 9-2003. (Note 5)

(d)	Contracts:
	(i)	Variable Appreciable Life Insurance Contracts, Riders, Endorsements, and Other Provisions (Note 4)
	(ii)	Revised Variable Appreciable Life Insurance Contracts, Riders, Endorsements, and Other Provisions (Note 4)

(e)	Application:
	(i)	Application for Variable Appreciable Life Insurance Contract. (Note 4)
	(ii)	Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 4)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
	(i)	Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 4)
	(ii)	By‑laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 4)

(g)	Reinsurance Agreements:.
	(i)	Agreement between Pruco Life and Prudential. (Note 2)
	(ii)	Amendment No.1 to the Agreement between Pruco Life and Prudential. (Note 8)
	(iii)	Amendment No.2 to the Agreement between Pruco Life and Prudential. (Note 8)
	(iv)	Amendment No.3 to the Agreement between Pruco Life and Prudential. (Note 8)
	(v)	Amendment No.4 to the Agreement between Pruco Life and Prudential. (Note 8)
	(vi)	Amendment No.5 to the Agreement between Pruco Life and Prudential. (Note 8)
	(vii)	Amendment No.6 to the Agreement between Pruco Life and Prudential. (Note 8)
	(viii)	Amendment No.7 to the Agreement between Pruco Life and Prudential. (Note 8)
	(ix)	Amendment No.8 to the Agreement between Pruco Life and Prudential. (Note 8)
	(x)	Amendment No.9 to the Agreement between Pruco Life and Prudential. (Note 8)
	(xi)	Amendment No.10 to the Agreement between Pruco Life and Prudential. (Note 8)
	(xii)	Amendment No.11 to the Agreement between Pruco Life and Prudential. (Note 8)
	(xiii)	Amendment No.12 to the Agreement between Pruco Life and Prudential. (Note 8)
	(xiv)	Amendment No.13 to the Agreement between Pruco Life and Prudential. (Note 8)

(h)	Participation Agreements:
(i) Participation Agreement between Pruco Life and Prudential Series Fund (Note 12)
(ii) Shareholder Agreement (22c-2 Agreement) between Pruco Life and Prudential Series Fund (Note 13)

(i)	Administrative Contracts:
(i) Service Agreement between Prudential and the Regulus Group, LLC. (Note 7)
(ii) Revised Service Agreement between Prudential and the Regulus Group LLC, a TransCentra company. (Note 10)
(iii) Engagement Schedule No. 2 between Prudential and Regulus Group, LLC. (Note 11)

(j)	Not Applicable.

(k)	Opinion and Consent of Jordan K. Thomsen, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Other Opinions:
(i) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)
(ii) Powers of Attorney: John Chieffo, Caroline A. Feeney, Salene Hitchcock-Gear, Christine Knight, Nandini Mongia, Kent D. Sluyter, Candace J. Woods (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)
Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-2(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B). (Note 9)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 20, 2006 on behalf of the Pruco Life Variable Appreciable Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 38 to this Registration Statement, filed April 13, 2007 on behalf of the Pruco Life Variable Appreciable Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 40 to this Registration Statement, filed April 21, 2009 on behalf of the Pruco Life Variable Appreciable Account.
(Note 5)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6, Registration No. 333-158634, filed July 6, 2009 on behalf of the Pruco Life Variable Universal Account.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 41 to this Registration Statement, filed April 14, 2010 on behalf of the Pruco Life Variable Appreciable Account.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 15, 2011 on behalf of the Pruco Life Variable Appreciable Account.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 45 to this Registration Statement, filed April 16, 2013, on behalf of the Pruco Life Variable Appreciable Account.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 46 to this Registration Statement, filed April 15, 2014, on behalf of the Pruco Life Variable Appreciable Account.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 20 to Form Registration No. 333-112808, filed April 7, 2014, on behalf of the Pruco Life Variable Universal Account
(Note 11)	Incorporated by reference to Post-Effective Amendment No. 28 to Form Registration No. 333-112808, filed April 7, 2015, on behalf of the Pruco Life Variable Universal Account
(Note 12)	Incorporated by reference to Post-Effective Amendment No. 51 to Form Registration No. 333-112808, filed April 6, 2018, on behalf of the Pruco Life Variable Universal Account
(Note 13)	Incorporated by reference to Post-Effective Amendment No. 41 to Form Registration No. 033-20000, filed April 10, 2018, on behalf of the Pruco Life Variable Universal Account

Item 27. Directors and Officers of Pruco Life
The directors and officers of Pruco Life, listed with their principal occupations, are shown below. The principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE

MARKUS COOMBS – Director and Vice President

CAROLINE A. FEENEY – Director

SALENE HITCHCOCK-GEAR – Director

SUSAN M. MANN – Director, Vice President, Chief Financial Officer, and Chief Accounting Officer

NANDINI MONGIA – Director and Treasurer

DYLAN J. TYSON – Director, President, and Chief Executive Officer

CANDACE J. WOODS – Director

OFFICERS WHO ARE NOT DIRECTORS

TODD BRYDEN - Chief Actuary and Senior Vice President

WILLIAM J. EVERS - Vice President and Corporate Counsel

LYNN K. STONE - Vice President, Chief Legal Officer, and Secretary

JORDAN K. THOMSEN - Vice President and Corporate Counsel

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.
Item 29. Indemnification
The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.
Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, was filed April 21, 2009 as exhibit Item 26. (f)(ii) to Form N-6 of this Registration Statement on behalf of the Pruco Life Variable Appreciable Account.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters
(a) Pruco Securities, LLC ("Pruco Securities"), an indirect wholly‑owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract. Pruco Securities, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities' principal business address is 751 Broad Street, Newark, New Jersey 07102.
Pruco Securities acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:
Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account
Pruco Life of New Jersey Variable Appreciable Account
The Prudential Variable Appreciable Account

The Contract is sold by registered representatives of Pruco Securities who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker‑dealers authorized by Pruco Securities and applicable law to do so.

(b)
Managers And Officers Of Pruco Securities, LLC

Name and Principal Business Address -------------------------------------------------------	Position and Office with Pruco Securities -----------------------------------------------------------
Salene Hitchcock-Gear (Note 1)	Chairman of the Board, Manager
Michael S. Absher (Note 8)	Manager
Brian A. Barnard (Note 3)	Treasurer
Robert Begun (Note 4)	Vice President, Chief Supervising Officer, Principal Operations Officer
Kevin M. Brayton (Note 5)	Vice President, Manager
Jaye Brazicki (Note 1)	Assistant Secretary
John M. Cafiero (Note 2)	Assistant Secretary
David S. Campen (Note 3)	Assistant Controller
Dexter M. Feliciano (Note 1)	Chief Operating Officer
Anthony M. Fontano (Note 1)	Vice President, Manager
Peter C. Gayle (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 1)	President, Manager
Bradford O. Hearn (Note 1)	Manager
Kathleen C. Hoffman (Note 3)	Assistant Treasurer
Hasan Ibrahim (Note 1)	Vice President, Chief Legal Officer, Assistant Secretary
John F. Keenan (Note 6)	Vice President
Milton T. Landes (Note 1)	Vice President
Aismara J. Casanova (Note 1)	Secretary
Joseph B. McCarthy (Note 2)	Assistant Treasurer
Charles M. O'Donnell (Note 1)	Vice President
Maggie Palen (Note 2)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary
Charles H. Smith (Note 3)	Anti-Money Laundering Officer

Robert P. Smit (Note 3)	Vice President, Controller, Chief Financial Officer, Principal Financial Officer
Michele E. Talafha (Note 7)	Assistant Vice President
Jordan K. Thomsen (Note 3)	Assistant Secretary
William Wilcox (Note 1)	Vice President
Frank Ingraham (Note 1)	Vice President, Chief Compliance Officer

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) 200 Wood Avenue South, Iselin, NJ 08830
(Note 5) 280 Trumbull Street, 1 Commercial Plaza, Hartford, CT 06103
(Note 6) 655 Broad Street, Newark, NJ 07102
(Note 7) NY Virtual Office
(Note 8) NC Virtual Office
(c) Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $2,809,798 in 2019, $2,211,393 in 2018, and $2,855,401 in 2017. Pruco Securities offers the Contract on a continuous basis.
The sum of the chart below is $281,884,788, which represents Pruco Securities’ total 2019 Variable Life Distribution Revenue. The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Pruco Securities during the last fiscal year with respect to variable life insurance products.
Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation
Pruco Securities	$94,229,852	$-0-	$187,654,936	$-0-
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.
Because Pruco Securities registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.
Item 31. Location of Accounts and Records
The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102.
The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102.
Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.
Item 32. Management Services
Not Applicable.

Item 33. Representation of Reasonableness of Fees
Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 7th day of April, 2020.
(Seal)

Pruco Life Variable Appreciable Account
(Registrant)

By: Pruco Life Insurance Company
(Depositor)

By:	/s/ Jordan K. Thomsen
Jordan K. Thomsen
Vice President and Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Post‑Effective Amendment No. 51 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 5th day of April, 2020.

Signature and Title

/s/ *
Markus Coombs
Director and Vice President

/s/ *
Caroline A. Feeney
Director

/s/ *
Salene Hitchcock-Gear
Director
	*By:	/s/ Jordan K. Thomsen
/s/ *		Jordan K. Thomsen
Susan M. Mann		(Attorney-in-Fact)
Director, Vice President, Chief Accounting Officer, and Chief Financial Officer

/s/ *
Nandini Mongia
Director and Treasurer

/s/ *
Dylan J. Tyson
Director, President, and Chief Executive Officer

/s/ *
Candace Woods
Director

EXHIBIT INDEX

Item 26.
(k) Legal Opinion and Consent:		Opinion and Consent of Jordan K. Thomsen, Esq. as to the legality of the securities being registered.
(n) Other Opinions:	(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
	(ii)	Powers of Attorney: Markus Coombs, Caroline A. Feeney, Salene Hitchcock-Gear, Susan M. Mann, Nandini Mongia, Dylan J. Tyson, Candace J. Woods.